UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2017

Classes A, C, I, O, R, R6 and W

■  Voya Large-Cap Growth Fund
■  Voya Large Cap Value Fund
■  Voya MidCap Opportunities Fund
■  Voya Multi-Manager Mid Cap Value Fund
■  Voya Real Estate Fund
■  Voya SmallCap Opportunities Fund
■  Voya SMID Cap Growth Fund
■  Voya U.S. High Dividend Low Volatility Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	21
Report of Independent Registered Public Accounting Firm	23
Statements of Assets and Liabilities	24
Statements of Operations	30
Statements of Changes in Net Assets	33
Financial Highlights	37
Notes to Financial Statements	42
Summary Portfolio of Investments (“Portfolio of Investments”)	59
Tax Information	79
Trustee and Officer Information	81
Advisory and Sub-Advisory Contract Approval Discussion	85

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Two sides to a coin

Dear Shareholder,

Having passed the one-year anniversary of the passage of the Brexit referendum and navigated through the French elections, political risk in the European Union seems to have eased somewhat, with markets remaining fairly calm along the way. The U.S. Federal Reserve Board continues to attempt to steer the U.S. economy toward its goals of full employment and 2% inflation. The Federal Open Market Committee (“FOMC”) followed through on its latest guidance in June, raising short-term interest rates for the third time since December. The FOMC maintains its outlook for at least one more short-term interest rate hike in 2017 and three in 2018. While this expresses confidence in U.S. economic and job growth, there are two sides to every coin.

Though certain data continues to support an economic growth story, certain “hard” data such as retail sales and inflation are not as robust as they were last year. The International Monetary Fund (“IMF”) recently cut its forecasts of U.S. growth for 2017 and 2018, from 2.3 and 2.5 percent, respectively, to 2.1 percent for both years. In support of its decision, the IMF cited its lack of confidence that the Trump administration will be able to boost growth with tax cuts and fiscal spending.

Meanwhile, market volatility as measured by the Chicago Board Options Exchange Volatility Index® is hovering near historical lows, raising concerns that markets have been calm for too long and investors may be leaning too heavily on U.S. equities.

As “Fedspeak” and geopolitics draw investor attention into the second half of 2017, it’s important to consider these views for what they are — sides to a coin. On any given day, whichever side comes up seems to create the most commotion. It’s critical to your financial well-being not to get distracted by the noise and to keep focused on the signal. We believe that maintaining a globally diversified portfolio is the best way to work toward meeting your investment goals, regardless of the headlines on any given day.

We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
June 28, 2017

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2017

In our semi-annual report we described how investor sentiment, having recovered after the British electorate voted in June to leave the European Union, was finally upended overnight by the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, built on its 5.40% gain from the first half of the fiscal year to end up 17.23% for the whole year. (The Index returned 16.42% for the year ended May 31, 2017, measured in U.S. dollars.)

Markets were thrown into disarray when on November 8, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.

Having drifted sideways for two months the Index jumped 2.63% higher in November and 2.78% in December. The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14, and projected three more in 2017.

The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundit’s lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.

Yet expectations for this agenda to drive the reflation trade soon faded in 2017. Item 1 would be the American Health Care Act to replace the Affordable Care Act. The second version of the bill narrowly passed the House on May 4 after the first was abandoned, but was not expected to survive Senate review. Complex and contentious issues were involved, as they are with policies on tax reform, deregulation and infrastructure spending. Commentators increasingly cautioned that this and other political controversies would impede and at least delay any meaningful reflationary boost from policy.

However, investors seemed to take comfort from signs, emerging even before the election, of budding reflation in key economic areas, which would continue to grow in 2017.

In the euro zone, unemployment edged down to 9.3%, still high but the lowest in eight years. The region’s composite purchasing managers’ index reached a six-year high. Gross domestic product (“GDP”) grew 1.8% in 2016 over 2015, slightly faster than in the U.S. (1.6%). From April the European Central Bank “tapered” its bond buying from €80 billion per month to €60 billion, which would put upward pressure on bond yields.

China had been a grave concern early in 2016, due to declining growth, policy missteps and ballooning debt. But over the next 12 months, matters stabilized. While too much debt and sharply rising home prices were still problems, GDP growth was targeted at 6.5% year-over-year. Actual growth in the first quarter of 2016 was 6.9%. Very much in the reflation theme, producer prices, after 54 consecutive months of annual declines, turned positive from September 2016.

In the U.S., the labor market continued to tighten. The May employment report showed the unemployment rate falling to 4.4%. Corporate earnings were improving (see below). It was no surprise when the FOMC added a further 25bp (0.25%) to interest rates on March 15 with another expected in June.

To be sure there remained areas of sluggishness, like core consumer price inflation and wage growth, but each piece of negative news, whether economic or political, seemed to excite a buy-the-dip mentality and May ended with the Index barely below its best level.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 1.58% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond sub-index exactly broke even, coupons offset by a capital loss as the yield curve rose. Indices of riskier classes outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 4.26%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) 13.57%.

U.S. equities, represented by the S&P 500® index including dividends, climbed 17.47% in the 12 months through May. The earnings per share of its constituent companies looked set to top 13% growth year-over-year in the first quarter of 2017, the best increase since 2011. The technology sector was the leader, up 33.82%, with nearly half of the sector’s contribution coming from Apple, Microsoft, Facebook and Alphabet. Energy was the weakest sector, down 0.82%, with oil prices little changed over the year.

In currencies, the dollar fell 0.77% against the euro, moving in a fairly narrow range throughout the period. The dollar gained just 0.03% on the yen, the prospects of accelerating U.S. interest rates reversing earlier yen strength, before fading. The dollar rose 12.74% against the pound, driven mainly by Britain’s “Brexit” vote, and exacerbated by growing acrimony between Britain and other European Union members.

In international markets, the MSCI Japan® Index gained 14.69% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index leaped 18.06%, a rotation out of U.S. stocks and into European was a growing theme in the financial press. Corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. The MSCI UK® Index soared 25.65%, about two thirds of it contributed by 10 multi-nationals benefiting from the weaker pound.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index
A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index
An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 2500TM Growth Index
An index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index
An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values

S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA LARGE-CAP GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2017 (as a percentage of net assets)

Information Technology	33.0%
Consumer Discretionary	19.9%
Health Care	14.8%
Industrials	10.4%
Consumer Staples	10.0%
Financials	4.1%
Materials	3.5%
Real Estate	2.6%
Energy	0.6%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large-Cap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, Christopher F. Corapi, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.38% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 20.27% for the same period.

Portfolio Specifics: The Fund outperformed the Index before the deduction of fees and expenses, but underperformed net of fees and expenses during the reporting period primarily due to stock selection effects, most notably in the consumer discretionary and real estate sectors. By contrast, stock selection in the information technology and healthcare sectors detracted from performance.

Key contributors to performance included our positions in Applied Materials, Inc., Burlington Stores, Inc. and Gilead Sciences, Inc.

Our overweight position in semicap supplier, Applied Materials, contributed to performance during the period. The stock performed well amidst indications that the company’s customers continue to add memory and display (LCD & OLED) capacity, followed by solid quarterly results, including strong bookings and gross margins, which have reached a 9-year high. Sentiment continues to improve around conservative fiscal 2018 and 2019 targets, where we believe meaningful upside still remains, both to sell-side estimates and buy-side expectations.

Our overweight position in Burlington Stores, Inc. contributed positively to performance. The stock performed well as the company delivered consistent earnings upside through both strong sales growth and margin expansion. The off-price sector continues to take market share within retail and Burlington Stores, Inc. is steadily closing the margin gap with peers, TJX Companies Inc. and Ross Stores, Inc., resulting in outsized earnings growth of 38% over the past year and multiple expansion given its growth scarcity.

An underweight position in Gilead Sciences, Inc. contributed to results. Weak quarterly results and lowered revenue guidance were a headwind for the company over the last year. We identified slowing U.S. prescription trends for Hepatitis C drugs and a worsening revenue outlook for Gilead in early July 2016, as a result, we sold the stock.

Key detractors included our positions in NVIDIA Corporation, Monster Beverage Corporation and Celgene Corporation.

Not owning shares of semiconductor company NVIDIA Corporation detracted from performance during the period. The stock significantly outperformed after beating revenue, margin and earnings guidance, and guiding the out quarter meaningfully above expectations driven primarily by gaming strength with additional upside from virtual reality and artificial intelligence.

Top Ten Holdings as of May 31, 2017 (as a percentage of net assets)

Apple, Inc.	6.2%
Microsoft Corp.	5.4%
Alphabet, Inc. — Class A	4.3%
Amazon.com, Inc.	3.2%
PepsiCo, Inc.	2.8%
UnitedHealth Group, Inc.	2.6%
Comcast Corp. — Class A	2.5%
Mastercard, Inc. — Class A	2.5%
Home Depot, Inc.	2.5%
Facebook, Inc.	2.2%
Portfolio holdings are subject to change daily.

Our overweight position in Monster Beverage Corporation detracted from performance during the quarter. The stock fell following weak quarterly results driven by inventory de-stocking, extra expenses as they ramp up new geographies, and production problems. We believe all of these issues, which were known issues, are short-term problems and that the company will continue to deliver double-digit growth, as scanner data and volumes for Mutant, one of their new products, remains strong.

Our positioning in biotech company, Celgene Corporation, detracted from performance during the period. The stock performed well following the results of the U.S. presidential election as pharma and biotech stocks rallied on expectations that a Trump presidency would be more favorable for drug pricing than a Clinton presidency.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. Despite continued modestly improving economic conditions in the U.S., concerns about the health of the global economy have raised questions about the U.S. Federal Reserve Board’s (“Fed”) ability to continue raising the federal funds rate in 2016. The Fed will consider U.S. labor market conditions and inflation in its decision to move toward a normalized interest rate environment. We believe that the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA LARGE-CAP GROWTH FUND

Average Annual Total Returns for the Periods Ended May 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class R May 30, 2014
Including Sales Charge:
Class A(1)	12.50%	13.36%	7.56%	—
Class C(2)	17.47%	13.94%	7.48%	—
Class I	19.79%	15.13%	8.59%	—
Class R	19.07%	—	—	10.96%
Class R6(3)	19.80%	15.12%	8.59%	—
Class W	19.66%	15.07%	8.50%	—
Excluding Sales Charge:
Class A	19.38%	14.72%	8.20%	—
Class C	18.47%	13.94%	7.48%	—
Class I	19.79%	15.13%	8.59%	—
Class R	19.07%	—	—	10.96%
Class R6(3)	19.80%	15.12%	8.59%	—
Class W	19.66%	15.07%	8.50%	—
Russell 1000® Growth	20.27%	15.98%	8.77%	11.92%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large-Cap Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(3)	Class R6 incepted on June 2, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective January 26, 2009, the Fund’s sub-adviser and investment strategy changed. Wellington Management Company, LLP served as the sub-adviser from June 2, 2003 to January 25, 2009.

VOYA LARGE CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2017 (as a percentage of net assets)

Financials	24.3%
Energy	11.3%
Information Technology	11.3%
Health Care	10.7%
Industrials	9.6%
Consumer Staples	8.5%
Utilities	6.8%
Consumer Discretionary	5.2%
Real Estate	4.6%
Telecommunication Services	3.5%
Materials	2.9%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large Cap Value Fund (the “Fund”) seeks long-term growth of capital and current income. The Fund is managed by Kristy Finnegan, CFA, Vincent Costa, CFA, James Dorment, CFA, and Christopher F. Corapi, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.44% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 14.66% for the same period.

Portfolio Specifics: The Fund outperformed the Index for the reporting period due to strong stock selection. On the sector level, stock selection within the industrials and energy sectors had the largest positive impact on performance while stock selection within the healthcare sector detracted value for the period.

On an individual stock level basis, key contributors for the period include Bank of America Corporation, Prudential Financial, Inc. and Deere & Company.

Within the financial sector, an overweight position in Bank of America Corporation outperformed for the period. Bank stocks surged following President-elect Donald Trump’s victory, reflecting the view that a Trump administration may lead to business-friendly policies, including tax reform and the easing of banking regulations, and resultant investor optimism about a stronger economy and higher interest rates. Bank of America is viewed as a prime beneficiary of these developments, particularly higher interest rates, and its shares rose sharply during the period.

An overweight position in Prudential Financial, Inc., a provider of insurance, investment management and other financial products and services, outperformed for the period. The company reported solid third quarter 2016 results driven by strong earnings and flows in the domestic insurance and retirement segments, and continued success in de-risking the variable annuity book. Moreover, the insurer stocks as a group rose sharply on the heels of higher interest rates, supportive equity markets, and President-elect Donald Trump’s victory. Investors remain optimistic that a new administration will likely “de-designate” nonbanks as systematically important financial institutions (“SIFI”) and scale back onerous capital requirements for the SIFI insurers.

Within the industrials sector, an overweight position in Deere & Company, a manufacturer of equipment used in agriculture, construction, forestry and turf care, outperformed for the period. The company reported better-than-expected results in both fiscal third quarter 2016 and fiscal fourth quarter 2016 driven largely by strong pricing and continued cost controls. A lower tax rate also helped boost earnings per share. Additionally, management issued guidance for 2017 ahead of consensus expectations.

Key detractors from performance for the period include T. Rowe Price Group, Gilead Sciences, Inc. and Schlumberger NV.

Top Ten Holdings as of May 31, 2017 (as a percentage of net assets)

Wells Fargo & Co.	4.7%
JPMorgan Chase & Co.	4.2%
Exxon Mobil Corp.	3.9%
Pfizer, Inc.	3.6%
AT&T, Inc.	3.5%
Philip Morris International, Inc.	3.0%
Hartford Financial Services Group, Inc.	2.8%
Merck & Co., Inc.	2.7%
Deere & Co.	2.6%
NextEra Energy, Inc.	2.6%
Portfolio holdings are subject to change daily.

Within the financials sector, an overweight position in T. Rowe Price Group, a financial services holding company, underperformed. While firm-wide investment performance remained strong, the company experienced weaker-than-expected second quarter 2016 and fourth quarter 2016 flows in both retail and institutional accounts as the company continues to be negatively impacted by the industry shift from active to passive products. Despite great investment performance, we believe the company will continue to battle industry flow headwinds, and we exited the position in February.

Owning non-benchmark name Gilead Sciences, a research-based biopharmaceutical negatively impacted results. Shares of Gilead underperformed driven by hepatitis C virus (“HCV”) revenue misses, competitive pricing pressures and pipeline disappointments. Furthermore, continued uncertainty regarding pricing and patient volumes for the company’s HCV franchise in 2017 remain headwinds for the stock, and therefore, we sold out of the position early November.

Within the energy sector, shares of Schlumberger NV underperformed for the reporting period due to sluggish international drilling activity driven by lower oil prices. While the outlook for international oilfield activity remains somewhat uncertain, we continue to own the name and believe oil price improvements should benefit the company.

Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward we believe that stocks with high-dividend yield and dividend growth potential will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund has sought to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA LARGE CAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2017
	1 Year	5 Year	Since Inception of Class A December 18, 2007	Since Inception of Class C February 19, 2008	Since Inception of Class W June 1, 2009	Since Inception of Class I March 31, 2010	Since Inception of Class O January 28, 2013	Since Inception of Class R August 5, 2011	Since Inception of Class R6 May 31, 2013
Including Sales Charge:
Class A(1)	9.70%	11.12%	6.92%	—	—	—	—	—	—
Class C(2)	14.59%	11.62%	—	7.82%	—	—	—	—	—
Class I	16.89%	12.85%	—	—	—	11.28%	—	—	—
Class O	16.45%	—	—	—	—	—	10.24%	—	—
Class R	16.17%	12.21%	—	—	—	—	—	12.44%	—
Class R6(3)	16.84%	12.84%	—	—	—	—	—	—	11.27%
Class W(4)	16.75%	12.73%	—	—	7.84%	—	—	—	—
Excluding Sales Charge:
Class A	16.44%	12.44%	7.59%	—	—	—	—	—	—
Class C	15.59%	11.62%	—	7.82%	—	—	—	—	—
Class I	16.89%	12.85%	—	—	—	11.28%	—	—	—
Class O	16.45%	—	—	—	—	—	10.24%	—	—
Class R	16.17%	12.21%	—	—	—	—	—	12.44%	—
Class R6(3)	16.84%	12.84%	—	—	—	—	—	—	11.27%
Class W(4)	16.75%	12.73%	—	—	7.84%	—	—	—	—
Russell 1000® Value	14.66%	14.67%	6.52%	7.31%	6.52%	11.84%	12.09%	14.35%	11.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(3)	The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
(4)	The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VOYA MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2017 (as a percentage of net assets)

Information Technology	23.0%
Consumer Discretionary	21.2%
Health Care	15.8%
Industrials	13.8%
Consumer Staples	7.3%
Financials	5.4%
Real Estate	5.0%
Materials	4.6%
Energy	1.9%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.27% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 16.68% and 15.86%, respectively, for the same period.

Portfolio Specifics: The Fund outperformed the Russell Midcap® Growth Index before the deduction of fees and expenses, but underperformed net of fees and expenses during the reporting period due to stock selection effects, most notably in the industrials and consumer discretionary sectors. By contrast, stock selection in the information technology and consumer staples sectors detracted from results.

Key contributors to performance included our overweight positions in Exact Sciences Corporation, Burlington Stores, Inc. and Domino’s Pizza, Inc.

Owning Exact Sciences Corporation, a molecular diagnostics company which is focused on the early detection and prevention of colorectal cancer, generated strong results. Shares continue to benefit from stronger than expected quarterly test volume growth and raised revenue guidance.

Our overweight position in Burlington Stores contributed positively to performance. The stock performed well as the company delivered consistent earnings upside through both strong sales growth and margin expansion. The off-price sector continues to take market share within retail and the company is steadily closing the margin gap with peers, TJX Companies Inc. and Ross Stores, Inc., resulting in outsized earnings growth of 38% over the past year and multiple expansion given its growth scarcity.

Our overweight position in pizza delivery company Domino’s Pizza, Inc. contributed to performance. The company reported strong quarterly results, beating revenue and earnings expectations. Comparative store sales were much better than expected as the company’s various initiatives to further leverage technology, including mobile ordering and a new loyalty program, have proven successful and have driven significant share gains within the pizza category.

Key detractors to performance included not owning benchmark name, NVIDIA Corporation, and our overweight positions in EQT Corporation and TreeHouse Foods, Inc.

Not owning shares of semiconductor company NVIDIA Corporation detracted from performance during the period. The stock significantly outperformed after beating revenue, margin and earnings guidance, and raised guidance meaningfully above expectations driven primarily by gaming strength with additional upside from virtual reality and artificial intelligence.

An overweight position in natural gas company, EQT Corporation, detracted value during the period. Shares declined following lower than expected quarter results earnings miss primarily due to completion delays and higher costs. Lower than expected natural gas production also had a negative impact.

Top Ten Holdings as of May 31, 2017 (as a percentage of net assets)

O’Reilly Automotive, Inc.	2.9%
Fiserv, Inc.	2.5%
Amphenol Corp.	2.2%
Electronic Arts, Inc.	2.2%
Microchip Technology, Inc.	2.2%
Zoetis, Inc.	2.2%
Dollar Tree, Inc.	2.2%
Interpublic Group of Cos., Inc.	2.1%
Marriott International, Inc.	2.0%
Packaging Corp. of America	1.9%

Portfolio holdings are subject to change daily.

Our overweight position in private label food company TreeHouse Foods, Inc. detracted from performance during the period. After a strong first half of the year in 2016, the stock faded in the third quarter as weaker than anticipated sales caused the company to lower earnings guidance. In addition, the company announced that its well-respected CFO will be stepping down.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. Despite continued modestly improving economic conditions in the U.S., concerns about the health of the global economy have raised questions about the U.S. Federal Reserve Board’s (“Fed”) ability to continue raising the federal funds rate in 2016. The Fed will consider U.S. labor market conditions and inflation in its decision to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA MIDCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	9.57%	11.47%	8.42%	—	—
Class C(2)	14.41%	11.94%	8.26%	—	—
Class I	16.63%	13.20%	9.51%	—	—
Class O	16.28%	12.79%	—	9.37%	—
Class R	15.99%	12.52%	—	—	12.70%
Class R6(3)	16.79%	13.29%	9.55%	—	—
Class W(4)	16.56%	13.08%	9.29%	—	—
Excluding Sales Charge:
Class A	16.27%	12.79%	9.06%	—	—
Class C	15.41%	11.94%	8.26%	—	—
Class I	16.63%	13.20%	9.51%	—	—
Class O	16.28%	12.79%	—	9.37%	—
Class R	15.99%	12.52%	—	—	12.70%
Class R6(3)	16.79%	13.29%	9.55%	—	—
Class W(4)	16.56%	13.08%	9.29%	—	—
Russell Midcap® Growth Index	16.68%	14.55%	7.65%	8.78%	14.25%
Russell Midcap® Index	15.86%	15.13%	7.32%	9.01%	14.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(3)	Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
(4)	Class W incepted on June 1, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VOYA MULTI-MANAGER MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2017 (as a percentage of net assets)

Financials	20.2%
Industrials	14.5%
Information Technology	13.1%
Consumer Discretionary	12.0%
Real Estate	9.0%
Health Care	8.2%
Materials	7.0%
Energy	5.4%
Utilities	4.9%
Consumer Staples	2.6%
Telecommunication Services	0.7%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Multi-Manager Mid Cap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Hahn Capital Management, LLC (“Hahn Capital Management”), LSV Asset Management (“LSV”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (each a “Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Elaine F. Hahn and John D. Schaeffer, Portfolio Managers of Hahn Capital Management; Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Guy Lakonishok, CFA, Greg Sleight and Puneet Mansharamani, CFA, Portfolio Managers of LSV; and James N. Mordy, Portfolio Manager of Wellington.

Performance: For the year ended May 31, 2017, the Fund’s Class I shares provided a total return of 13.66% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned 15.27%, for the same period.

Portfolio Specifics: Hahn Capital Management Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 549 basis points (5.49%) for the year ended May 31, 2017. During the period, the Sleeve’s performance benefited from its exposure to the real estate, energy, and materials sectors, offset by underperformance in consumer discretionary, health care, consumer staples, industrials, information technology and financials. The dominant reason for the Sleeve’s underperformance was adverse stock selection, somewhat offset by positive sector selection. The best stock performance came from Albemarle, Agilent, First Republic Bank and Keysight Technologies. Detracting from performance were declines in the stock prices of Envision Healthcare, Carter’s, Kroger and Hanesbrands. We believe that the near-term underperformance of the Sleeve is largely attributable to several temporary factors including low volatility, a style preference for lower quality companies and the impact of passive investing. We view all of these factors as being mean reverting over longer investment time horizons and expect that our high quality, relatively cheaply priced portfolio will benefit as the economy continues to recover in 2017. The Sleeve has performed better so far in 2017 when compared to 2016, due to positive earnings surprises, improving economic conditions and the absence of idiosyncratic risk events such as the surprise U.S. election outcome and Brexit, the United Kingdom’s vote to leave the European Union. While market volatility remains at generational lows, we believe that our risk management focused, high quality value strategy will prosper in the years ahead.

Top Ten Holdings as of May 31, 2017* (as a percentage of net assets)

Keysight Technologies, Inc.	1.7%
Mohawk Industries, Inc.	1.4%
Reliance Steel & Aluminum Co.	1.4%
Hexcel Corp.	1.3%
Envision Healthcare Corp.	1.3%
Becton Dickinson & Co.	1.3%
CBRE Group, Inc.	1.3%
BankUnited, Inc.	1.2%
Ross Stores, Inc.	1.1%
Euronet Worldwide, Inc.	1.1%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

LSV Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 126 basis points (1.26%) for the year ended May 31, 2017 amid a strong market advance. After leading the way in 2016, value stocks have lagged so far in 2017 while lower volatility and defensive stocks failed to keep pace with the market. Energy was the only negative Index sector as oil prices remained under pressure during the period. Other defensive sectors including consumer staples, health care, telecommunication services, and real estate produced just modest gains. Cyclical sectors led the market as materials, industrials, financials, and technology posted double digit gains.

Although trailing the broad market more recently, deeper value stocks performed well during the first half of the period which benefited our approach. The Sleeve’s sector positioning, which is a residual of our model’s bottom-up stock selection process, contributed most to relative performance due to the underweight in energy and real estate stocks as well as the overweight to technology and financials. Stock selection was mixed across sectors with outperformance in the financials, technology and real estate sectors contributing to overall results, while underperformance within materials, consumer discretionary and utilities detracted from results.

Stocks that contributed most during the period included positions in LAM Research, Western Digital Corp, Regions Financial, Seagate Technology, Summit Hotel Properties, and Everest RE Group. Stock detractors included positions in Diamond Offshore Drilling, Viacom, Amtrust Financial Services, Macy’s, and Tyson Foods.

Wellington Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 350 basis points (3.50%) for the year ended May 31, 2017. Stock selection was the primary driver of underperformance in the period. Selection within the information

PORTFOLIO MANAGERS’ REPORT	VOYA MULTI-MANAGER MID CAP VALUE FUND

technology, industrials, and health care sectors detracted most from relative returns. This was partially offset by stronger selection in the financials, utilities, and materials sectors.

Sector allocation, a residual of the bottom-up stock selection process, was additive during the period. In particular, an overweight to the information technology sector and an underweight to the real estate sector contributed most to relative returns.

Top detractors from relative performance included oil and natural gas production company QEP Resources (energy), oil and gas exploration and production company Newfield Exploration (energy), and equipment rental supplier Herc Holdings (industrials). Top contributors to relative performance included financial services company Comerica (financials), analog and mixed signal semiconductor manufacturer Microsemi (information technology), and bank holding company Zions Bancorporation (financials).

Current Strategy & Outlook: Hahn Capital Management Sleeve — After two disappointing years, we believe that the near-term outlook for corporate profits is brightening. Across global equity markets, we see rising bottom-up earnings expectations and positive estimate revisions. We think that stronger economic growth, recovering commodity prices and a gradual trend toward higher interest rates are all contributing to a better outlook for corporate profits. U.S. earnings began to strengthen in the fourth quarter of 2016, and we expect that strength to broaden across multiple sectors to propel further gains. Although the cycle is already lengthy, we see very few indicators of recession on the horizon, so we are overweight in areas of the market that we believe will benefit most from stronger global growth, including industrials, health care and consumer discretionary sectors. We are adding to our positions in the financials and real estate sectors, and are underweight in utilities, energy, and information technology.

LSV Sleeve — The Sleeve remains diversified across sectors and continues to trade at a significant discount to the overall market as well as to the Index. Current valuations are 12 times forward earnings estimates and 8 times trailing cash flow compared to 18 times earnings and 12 times cash flow for the Index. The Sleeve also has a dividend yield of 2.7% compared to 2.2% for the Index. We continue to believe that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.

Wellington Sleeve — Our investment process seeks to consistently add value through intensive, fundamental research and bottom-up security selection. We pursue this objective by selecting what we believe to be high quality stocks with strong balance sheets and good business models, and which are attractively valued relative to global industry peers. We take an opportunistic approach, often considering shifts in industry dynamics and looking beyond near-term factors that we believe are discounted in the stock’s price. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside protection and overall performance over time.

At the end of the period our most significant overweight allocations relative to the Index were to the information technology, financials, and materials sectors, while our largest underweights were to the real estate, utilities, and energy sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA MULTI-MANAGER MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2017
	1 Year	5 Year	Since Inception of Class I October 3, 2011
Class I	13.66%	13.99%	16.96%
Russell Midcap® Value	15.27%	15.63%	17.88%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Mid Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

Effective on the close of business on November 14, 2014, one of the three sub-advisers was removed from the Fund and effective December 1, 2014, a new sub-adviser was added to the Fund.

PORTFOLIO MANAGERS’ REPORT	VOYA REAL ESTATE FUND

REIT Diversification as of May 31, 2017 (as a percentage of net assets)

REITS — Apartments	16.4%
REITS — Office Property	12.6%
REITS — Diversified	12.1%
REITS — Health Care	11.6%
REITS — Regional Malls	11.0%
REITS — Warehouse/Industrial	7.4%
REITS — Storage	7.4%
REITS — Shopping Centers	5.7%
Web Hosting/Design	5.6%
REITS — Hotels	5.4%
REITS — Manufactured Homes	2.5%
Casino Services	2.0%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of -0.36% compared to the MSCI U.S. REIT® Index (the “Index” or “MSCI U.S. REIT®”), which returned 2.76%, for the same period.

Portfolio Specifics: U.S. real estate stocks, as measured by the Index, delivered a 2.76% total return over the past twelve months as performance was mixed across all property sectors as some of the more economically-sensitive sectors, such as the hotel and residential sectors, outperformed during the period. Some of the more defensive, less economically-sensitive sectors, such as the storage and net lease sectors, were relative underperformers during the period. Thematically, the evolution of the consumer retail environment has led to underperformance in the mall and shopping center sectors and has also led to outperformance in the industrial and technology/data center sectors. This has been driven by investor preference of companies and technologies that are likely to benefit from increased online retail sales and an aversion to property sectors and companies associated with underperforming retailers.

During the period the Fund trailed the Index as the modest benefit of positive asset allocation within property sectors was more than offset by the impact of stock selection decisions. Stock selection in the shopping center and storage sectors accounted for a majority of the relative underperformance during the period. Exposure to DDR Corp. and Kimco Realty Corporation accounted for substantially all of the relative shortfall in the shopping center sector. In the storage sector, an underweight position in outperforming Iron Mountain and an overweight to underperforming CubeSmart hurt performance. Asset allocation benefited from an overweight to the outperforming technology/data center and industrial sectors as well as from selective positioning in the shopping center sector. This benefit was mostly offset by the drag from an overweight to the underperforming mall sector as well as from an underweight to the outperforming hotel sector.

Current Strategy & Outlook: We prefer attractively valued stocks that offer visible earnings growth, conservative balance sheets and modest development pipelines. We favor class-A mall companies, industrial, technology, and select residential and office companies; we are more selective in the storage, healthcare, net lease, shopping center and hotel sectors. Within residential, we like manufactured housing, apartment real estate investment trusts (“REITs”) and single family home for rent REITs. Class-A mall stocks have been oversold on on-line shopping concerns and we believe offer good value at these levels. We remain selective on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. We favor companies which offer growth in an economic environment which will see fiscal stimulus, increased consumer spending and higher rates of inflation.

Top Ten Holdings as of May 31, 2017 (as a percentage of net assets)

Simon Property Group, Inc.	7.5%
Equinix, Inc.	5.6%
ProLogis, Inc.	5.0%
Welltower, Inc.	4.6%
AvalonBay Communities, Inc.	4.3%
GGP, Inc.	3.5%
Equity Residential	3.4%
Extra Space Storage, Inc.	3.3%
Vornado Realty Trust	3.2%
HCP, Inc.	3.1%
Portfolio holdings are subject to change daily.

The prospects for renewed and improved economic growth as the result of economic stimulus in the U.S. should prove positive for tenant demand. We believe that real GDP growth in the U.S. in 2017 should improve to the 2.0% range and that the yield on the U.S. 10-year Treasury should trend gradually higher. Real estate stocks are performing well despite near-term headwinds from expected higher interest rates. Although real estate companies are trading in-line with our estimate of inherent real estate value, with an implied capitalization rate approaching 6%, we believe real estate stocks in the core property sectors (industrial, residential, hotel, office and retail) remain attractively valued and trade at material discounts to their underlying real estate value.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	–6.07%	7.16%	3.87%	—
Class C(2)	–2.02%	7.53%	3.66%	—
Class I	0.04%	8.70%	4.79%	—
Class O	–0.35%	8.43%	4.48%	—
Class R	–0.63%	8.17%	—	10.33%
Class R6(3)	0.03%	8.73%	4.80%	—
Class W(4)	–0.16%	8.36%	4.59%	—
Excluding Sales Charge:
Class A	–0.36%	8.43%	4.49%	—
Class C	–1.10%	7.53%	3.66%	—
Class I	0.04%	8.70%	4.79%	—
Class O	–0.35%	8.43%	4.48%	—
Class R	–0.63%	8.17%	—	10.33%
Class R6(3)	0.03%	8.73%	4.80%	—
Class W(4)	–0.16%	8.36%	4.59%	—
MSCI U.S. REIT®	2.76%	10.12%	4.68%	12.15%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(3)	Class R6 incepted on July 3, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
(4)	Class W incepted on December 17, 2007. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

PORTFOLIO MANAGERS’ REPORT	VOYA SMALLCAP OPPORTUNITIES FUND

Sector Diversification as of May 31, 2017 (as a percentage of net assets)

Information Technology	24.7%
Health Care	18.5%
Consumer Discretionary	16.8%
Industrials	15.6%
Materials	6.9%
Financials	5.0%
Real Estate	4.0%
Exchange-Traded Funds	1.5%
Energy	1.4%
Consumer Staples	1.2%
Telecommunication Services	1.2%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.50% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 19.71% and 20.36%, respectively, for the same period.

Portfolio Specifics: For the reporting period, the Fund underperformed the Russell 2000® Growth Index due to unfavorable stock selection. While an underweight allocation to the pharmaceutical and biotechnology sector contributed to performance, stock selection within the sector detracted the most from performance. Stock selection within the energy sector and an allocation to cash, while within the typical range, were also a headwind during the period. By contrast, stock selection within the healthcare equipment and services and capital goods sectors contributed the most value.

Among the key detractors for the period were Chemours Co., American Eagle Outfitters, Inc. and Infinera Corporation.

Within the industrial materials sector, not owning benchmark name, Chemours Co., a company that engages in the provision of performance chemicals, detracted from results. Shares advanced in 2016 primarily due to favorable legal rulings concerning alleged chemical exposures. Subsequently, the stock then benefited from the additional tailwind of better pricing in the Ti02 market (used to make paints) which is their primary product.

Within the retail sector, an overweight position in American Eagle Outfitters, Inc., detracted from results during the month. Despite management’s initiatives which are expected to support growth in the long-term, shares declined during the period following lowered fiscal first quarter guidance setting expectations for continued challenges in the mall environment.

Within the hardware and equipment sector, an overweight position in Infinera Corporation generated unfavorable results. Shares were impacted by pricing pressures and a decline in customer orders primarily driven by a short-term product transition, macro headwinds and excess inventory during the period. A number of Infinera’s customers have also had to temporarily curtail their capital expenditures due to ongoing merger and acquisition transactions. At present, in anticipation of several new product releases coming this year and following two positive earnings calls which indicated stabilization in the current business, we continue to maintain our position.

Among the main individual contributors to performance were Merit Medical Systems, Inc., Intersil Corporation Class A and Dana Incorporated.

An overweight position in Merit Medical Systems, Inc., a medical device supplier, outperformed during the period. Shares advanced following positive quarterly performance indicating strong growth across new product lines with expectations of double-digit long-term growth.

Top Ten Holdings as of May 31, 2017* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	1.5%
EPAM Systems, Inc.	1.5%
Integrated Device Technology, Inc.	1.3%
Healthsouth Corp.	1.3%
Ellie Mae, Inc.	1.3%
Big Lots, Inc.	1.3%
Proofpoint, Inc.	1.2%
Fair Isaac Corp.	1.2%
Planet Fitness, Inc.	1.1%
Bright Horizons Family Solutions, Inc.	1.1%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Owning non-benchmark name, Intersil Corporation Class A, contributed positively to performance. Shares rose during the period when Japanese chipmaker, Renesas Electronics, affirmed their potential acquisition of Intersil for approximately $3.2 billion.

Owning non-benchmark name within the capital goods sector, Dana Incorporated, generated alpha during the period. Despite a decline in commercial vehicle demand and currency headwinds, shares rose in response to better than expected quarterly results and anticipated long-term growth attained through new business wins. Additionally, investors anticipate that improved sentiment in off-highway and Latin America will have a positive incremental impact on performance.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	11.68%	12.12%	7.43%	—
Class C(2)	16.60%	12.61%	7.26%	—
Class I	18.84%	13.82%	8.50%	—
Class R	18.21%	13.18%	—	13.58%
Class R6(3)	19.03%	13.93%	8.55%	—
Class W(4)	18.82%	13.75%	8.36%	—
Excluding Sales Charge:
Class A	18.50%	13.46%	8.07%	—
Class C	17.60%	12.61%	7.26%	—
Class I	18.84%	13.82%	8.50%	—
Class R	18.21%	13.18%	—	13.58%
Class R6(3)	19.03%	13.93%	8.55%	—
Class W(4)	18.82%	13.75%	8.36%	—
Russell 2000® Growth Index	19.71%	14.36%	7.39%	13.72%
Russell 2000® Index	20.36%	14.04%	6.40%	13.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(3)	Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
(4)	Class W incepted on December 17, 2007. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

PORTFOLIO MANAGERS’ REPORT	VOYA SMID CAP GROWTH FUND

Sector Diversification as of May 31, 2017 (as a percentage of net assets)

Information Technology	21.3%
Industrials	20.0%
Health Care	16.3%
Consumer Discretionary	15.7%
Financials	7.1%
Materials	6.6%
Real Estate	3.0%
Consumer Staples	2.0%
Exchange-Traded Funds	1.8%
Energy	1.4%
Utilities	0.6%
Telecommunication Services	0.6%
Assets in Excess of Other Liabilities*	3.6%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya SMID Cap Growth Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the period since inception on December 6, 2016, through May 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.33% compared to the Russell 2500 Growth Index (the “Index” or “Russell 2500 Growth”), which returned 7.50% for the same period.

Portfolio Specifics: The Fund underperformed the Index due to stock selection and asset allocation effects. Stock selection within the retail and hardware and equipment sector detracted the most from performance. An allocation to cash, while within the typical range, was also a headwind during the period. By contrast, stock selection within the capital goods and health care equipment and services sectors contributed the most to value.

Key detractors included our overweight positions in Dick’s Sporting Goods, Inc., AMC Entertainment Holdings, Inc. Class A and Synchronoss Technologies, Inc.

Within the retail sector, an overweight position in Dick’s Sporting Goods, Inc. detracted from results. Shares were under pressure along with its peers in what has been a challenged retail environment. Underperformance was fueled by investor uncertainty that the company will meet elevated expectations.

An overweight position in AMC Entertainment Holdings, Inc. detracted from results during the period. Despite strong performance, strategic initiatives for long-term growth and accretive merger and acquisitions activity throughout the year, shares have declined due to competitive pressures including the potential impact of Premium Video On Demand could have on traffic.

An overweight position in Synchronoss Technologies, Inc., a mobile innovation company, detracted value during the period. While the company reported strong fourth quarter 2016 results, shares declined upon the announcement of its acquisition of Intralinks Holdings, Inc. and that the CEO of Intralink would become CEO once the deal closed. Investors believed that the acquisition was not a good fit for Synchronoss and were surprised by the CEO transition. Since exiting our position, shares have been under additional pressure due to the company’s failure to file their 10-Q and the overhang of further management changes.

Key contributors to performance included our overweight positions in Cynosure, Inc. Class A, Advisory Board Company and Hill-Rom Holdings, Inc.

An overweight position in Cynosure, Inc. within the healthcare equipment and services sector contributed positively to performance during the period. Shares advanced upon the news that the company would be acquired at a premium by Hologic, Inc. for $66 per share in an all-cash deal.

Top Ten Holdings as of May 31, 2017* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	1.2%
CoStar Group, Inc.	1.2%
Tyler Technologies, Inc.	1.2%
Ultimate Software Group, Inc.	1.2%
Hill-Rom Holdings, Inc.	1.2%
IDEX Corp.	1.2%
Vail Resorts, Inc.	1.1%
ARRIS International PLC	1.1%
Healthsouth Corp.	1.1%
CBOE Holdings, Inc.	1.1%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

An overweight position in Advisory Board Company, a company that engages in performance improvement software and solutions to the healthcare and higher education industries, contributed positively to performance. Earlier in the period, shares advanced upon the news of the 13-D filing of activist investor, Elliot Asset Management indicating its interest to further increase shareholder value. Shares continued to climb upon rumors that a number of strategic bidders are interested in acquiring the business.

Owning non-benchmark name, Hill-Rom Holdings, Inc. within the healthcare equipment and services sector, generated alpha during the period. Hill-Rom shares outperformed due to the company’s differentiated product offering which is expected to drive long-term growth and profitability.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. Despite continued modestly improving economic conditions in the U.S., concerns about the health of the global economy have raised questions about the Fed’s ability to continue raising the federal funds rate in 2016. The Fed will consider U.S. labor market conditions and inflation in its decision to move toward a normalized interest rate environment. Further, we believe the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA SMID CAP GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended May 31, 2017
Since Inception of Class A, I, and R6 December 6, 2016
Including Sales Charge:
Class A(1)	0.22%
Class I	6.55%
Class R6	6.55%
Excluding Sales Charge:
Class A	6.33%
Class I	6.55%
Class R6	6.55%
Russell 2500 Growth	7.50%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SMID Cap Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

PORTFOLIO MANAGERS’ REPORT	VOYA U.S. HIGH DIVIDEND LOW VOLATILITY FUND

Sector Diversification as of May 31, 2017 (as a percentage of net assets)

Information Technology	21.8%
Consumer Discretionary	13.6%
Financials	13.4%
Health Care	12.3%
Industrials	9.8%
Consumer Staples	9.8%
Energy	5.4%
Real Estate	4.2%
Utilities	3.6%
Materials	3.0%
Telecommunication Services	2.6%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya U.S. High Dividend Low Volatility Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Vincent Costa, CFA, James Ying, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the period since inception on December 6, 2016, through May 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.56% compared to the Russell 1000 Index (the “Index” or “Russell 1000”), which returned 9.78% for the same period.

Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to unfavorable stock selection. On the sector level, and on a relative basis, holdings within the information technology and consumer discretionary sectors had the largest negative impact on performance. The Fund’s allocation to cash, although within typical range, also detracted from results. By contrast, holdings within the energy sector, and to a lesser extent, the consumer staples sector, contributed the most to returns. On an individual stock level basis, key detractors for the period include an overweight position in AmTrust Financial Services Inc. and not owning benchmark names Amazon.com, Inc. and Facebook, Inc. Class A — both non-dividend payers. Among the key contributors for the period were overweight positions in Apple Inc. and McDonald’s Corporation and not owning benchmark name General Electric Company.

Current Strategy and Outlook: This is an actively managed investment strategy designed to generate higher dividend income and total returns, with lower volatility, than the Index. The investment process creates a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models that seek to identify the most attractive stocks within each sector. The Fund is then optimized to achieve its dividend, performance, and volatility objectives.

Top Ten Holdings as of May 31, 2017 (as a percentage of net assets)

Apple, Inc.	4.3%
Johnson & Johnson	2.1%
Exxon Mobil Corp.	2.0%
Microsoft Corp.	1.8%
McDonald’s Corp.	1.6%
AT&T, Inc.	1.5%
Procter & Gamble Co.	1.5%
Wells Fargo & Co.	1.4%
Philip Morris International, Inc.	1.4%
JPMorgan Chase & Co.	1.4%
Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA U.S. HIGH DIVIDEND LOW VOLATILITY FUND	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended May 31, 2017
Since Inception of Class A and I December 6, 2016
Including Sales Charge:
Class A(1)	1.37%
Class I	7.90%
Excluding Sales Charge:
Class A	7.56%
Class I	7.90%
Russell 1000	9.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. High Dividend Low Volatility Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2016 to May 31, 2017. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2017*	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2017*
Voya Large-Cap Growth Fund
Class A	$1,000.00	$1,165.20	1.14%	$6.15	$1,000.00	$1,019.25	1.14%	$5.74
Class C	1,000.00	1,160.80	1.89	10.18	1,000.00	1,015.51	1.89	9.50
Class I	1,000.00	1,167.30	0.79	4.27	1,000.00	1,020.99	0.79	3.98
Class R	1,000.00	1,163.80	1.39	7.50	1,000.00	1,018.00	1.39	6.99
Class R6	1,000.00	1,167.20	0.78	4.21	1,000.00	1,021.04	0.78	3.93
Class W	1,000.00	1,166.80	0.89	4.81	1,000.00	1,020.49	0.89	4.48
Voya Large Cap Value Fund
Class A	1,000.00	1,073.90	1.10%	5.69	1,000.00	1,019.45	1.10%	5.54
Class C	1,000.00	1,071.00	1.85	9.55	1,000.00	1,015.71	1.85	9.30
Class I	1,000.00	1,076.90	0.76	3.94	1,000.00	1,021.14	0.76	3.83
Class O	1,000.00	1,074.90	1.10	5.69	1,000.00	1,019.45	1.10	5.54
Class R	1,000.00	1,073.60	1.35	6.98	1,000.00	1,018.20	1.35	6.79
Class R6	1,000.00	1,076.30	0.74	3.83	1,000.00	1,021.24	0.74	3.73
Class W	1,000.00	1,075.90	0.85	4.40	1,000.00	1,020.69	0.85	4.28

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2017*	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2017*
Voya MidCap Opportunities Fund
Class A	$1,000.00	$1,136.90	1.29%	$6.87	$1,000.00	$1,018.50	1.29%	$6.49
Class C	1,000.00	1,132.70	2.04	10.85	1,000.00	1,014.76	2.04	10.25
Class I	1,000.00	1,138.30	0.98	5.22	1,000.00	1,020.04	0.98	4.94
Class O	1,000.00	1,136.90	1.29	6.87	1,000.00	1,018.50	1.29	6.49
Class R	1,000.00	1,135.40	1.54	8.20	1,000.00	1,017.25	1.54	7.75
Class R6	1,000.00	1,139.10	0.88	4.69	1,000.00	1,020.54	0.88	4.43
Class W	1,000.00	1,138.30	1.04	5.54	1,000.00	1,019.75	1.04	5.24
Voya Multi-Manager MidCap Value Fund
Class I	1,000.00	1,040.70	0.84%	4.27	1,000.00	1,020.74	0.84%	4.23
Voya Real Estate Fund
Class A	1,000.00	1,037.40	1.27%	6.45	1,000.00	1,018.60	1.27%	6.39
Class C	1,000.00	1,033.80	2.02	10.24	1,000.00	1,014.86	2.02	10.15
Class I	1,000.00	1,039.90	0.90	4.58	1,000.00	1,020.44	0.90	4.53
Class O	1,000.00	1,037.50	1.27	6.45	1,000.00	1,018.60	1.27	6.39
Class R	1,000.00	1,036.30	1.52	7.72	1,000.00	1,017.35	1.52	7.64
Class R6	1,000.00	1,039.70	0.86	4.37	1,000.00	1,020.64	0.86	4.33
Class W	1,000.00	1,038.40	1.02	5.18	1,000.00	1,019.85	1.02	5.14
Voya SmallCap Opportunities Fund
Class A	1,000.00	1,076.80	1.40%	7.25	1,000.00	1,017.95	1.40%	7.04
Class C	1,000.00	1,072.80	2.15	11.11	1,000.00	1,014.21	2.15	10.80
Class I	1,000.00	1,078.50	1.11	5.75	1,000.00	1,019.40	1.11	5.59
Class R	1,000.00	1,075.70	1.65	8.54	1,000.00	1,016.70	1.65	8.30
Class R6	1,000.00	1,079.30	0.96	4.98	1,000.00	1,020.14	0.96	4.84
Class W	1,000.00	1,078.40	1.15	5.96	1,000.00	1,019.20	1.15	5.79
Voya SMID Cap Growth Fund(1)
Class A	1,000.00	1,063.30	1.20%	5.97	1,000.00	1,018.95	1.20%	6.04
Class I	1,000.00	1,065.50	0.94	4.68	1,000.00	1,020.24	0.94	4.73
Class R6	1,000.00	1,065.50	0.94	4.68	1,000.00	1,020.24	0.94	4.73
Voya U.S. High Dividend Low Volatility Fund(1)
Class A	1,000.00	1,075.60	0.81%	4.05	1,000.00	1,020.89	0.81%	4.08
Class I	1,000.00	1,079.00	0.56	2.81	1,000.00	1,022.14	0.56	2.82

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was December 6, 2016. Expenses paid for the actual Fund’s return reflect the 176-day period ended May 31, 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the summary portfolios or portfolios of investments, of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya Real Estate Fund, Voya SmallCap Opportunities Fund, Voya SMID Cap Growth Fund, Voya U.S. High Dividend Low Volatility Fund, each a series of Voya Equity Trust, as of May 31, 2017, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Equity Trust as of May 31, 2017, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 26, 2017

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2017

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$496,721,196	$938,240,252	$1,398,312,350
Short-term investments at fair value**	6,614,994	13,640,961	52,271,307
Total investments at fair value	$503,336,190	$951,881,213	$1,450,583,657
Cash	533	341	490
Foreign currencies at value***	—	4,304	—
Receivables:
Investment securities sold	3,103,395	—	14,685,823
Fund shares sold	1,090,780	5,481,667	5,506,817
Dividends	635,309	2,639,344	1,003,379
Foreign tax reclaims	—	29,520	3,487
Prepaid expenses	28,242	39,756	42,343
Reimbursement due from manager	103,988	65,639	—
Other assets	9,425	47,663	31,074
Total assets	508,307,862	960,189,447	1,471,857,070
LIABILITIES:
Payable for investment securities purchased	1,008,184	—	12,197,766
Payable for fund shares redeemed	1,102,127	1,114,026	1,408,783
Payable upon receipt of securities loaned	3,082,994	6,213,961	30,180,307
Payable for investment management fees	336,645	603,296	995,472
Payable for distribution and shareholder service fees	41,110	152,931	171,184
Payable to trustees under the deferred compensation plan (Note 6)	9,425	47,663	31,074
Payable for trustee fees	2,039	4,618	6,752
Other accrued expenses and liabilities	381,602	655,413	1,131,115
Total liabilities	5,964,126	8,791,908	46,122,453
NET ASSETS	$502,343,736	$951,397,539	$1,425,734,617
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$371,396,214	$759,366,126	$1,128,693,981
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	1,073,237	1,782,484	(1,270,333)
Accumulated net realized gain	18,923,720	46,521,138	95,741,413
Net unrealized appreciation	110,950,565	143,727,791	202,569,556
NET ASSETS	$502,343,736	$951,397,539	$1,425,734,617

+ Including securities loaned at value	$3,016,934	$6,080,206	$29,524,921
* Cost of investments in securities	$385,770,631	$794,511,796	$1,195,742,794
** Cost of short-term investments	$6,614,994	$13,640,961	$52,271,307
*** Cost of foreign currencies	$—	$4,969	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2017 (CONTINUED)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$73,115,851	$421,040,700	$313,595,405
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	2,079,196	33,306,930	13,330,614
Net asset value and redemption price per share†	$35.17	$12.64	$23.52
Maximum offering price per share (5.75%)(1)	$37.32	$13.41	$24.95

Class C
Net assets	$28,471,185	$63,562,363	$99,275,317
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	938,690	5,041,463	5,350,700
Net asset value and redemption price per share†	$30.33	$12.61	$18.55

Class I
Net assets	$355,466,297	$235,020,004	$669,766,865
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	9,190,281	17,323,958	25,328,115
Net asset value and redemption price per share	$38.68	$13.57	$26.44

Class O
Net assets	n/a	$25,049,234	$52,896,071
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,983,847	2,256,750
Net asset value and redemption price per share	n/a	$12.63	$23.44

Class R
Net assets	$673,759	$5,062,417	$3,521,286
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	17,591	400,983	152,481
Net asset value and redemption price per share	$38.30	$12.63	$23.09

Class R6
Net assets	$27,548,276	$183,934,288	$163,628,741
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	712,304	13,570,330	6,160,626
Net asset value and redemption price per share	$38.67	$13.55	$26.56

Class W
Net assets	$17,068,368	$17,728,533	$123,050,932
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	452,115	1,310,276	4,712,703
Net asset value and redemption price per share	$37.75	$13.53	$26.11

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2017

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$207,837,098	$1,005,778,175	$923,262,873
Short-term investments at fair value**	10,528,696	2,648,230	89,408,606
Total investments at fair value	$218,365,794	$1,008,426,405	$1,012,671,479
Cash	—	—	993
Receivables:
Investment securities sold	783,556	2,962,223	7,944,771
Fund shares sold	482,506	574,969	1,228,324
Dividends	265,777	253,872	603,903
Foreign tax reclaims	4,216	—	—
Prepaid expenses	2,383	29,796	39,096
Other assets	4,948	36,155	14,907
Total assets	219,909,180	1,012,283,420	1,022,503,473
LIABILITIES:
Payable for investment securities purchased	362,707	410,514	11,779,588
Payable for fund shares redeemed	192,542	1,920,752	1,035,895
Payable upon receipt of securities loaned	6,033,138	—	54,968,606
Payable for investment management fees	145,593	696,698	724,208
Payable for distribution and shareholder service fees	—	58,707	90,316
Payable to trustees under the deferred compensation plan (Note 6)	4,948	36,155	14,907
Payable for trustee fees	1,177	6,277	4,164
Other accrued expenses and liabilities	84,510	573,488	458,759
Total liabilities	6,824,615	3,702,591	69,076,443
NET ASSETS	$213,084,565	$1,008,580,829	$953,427,030
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$182,064,187	$629,726,870	$805,781,111
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	517,181	(7,799,029)	(1,137,269)
Accumulated net realized gain	8,902,805	18,938,764	58,979,253
Net unrealized appreciation	21,600,392	367,714,224	89,803,935
NET ASSETS	$213,084,565	$1,008,580,829	$953,427,030

+ Including securities loaned at value	$5,819,813	$—	$53,719,856
* Cost of investments in securities	$186,235,957	$638,063,951	$833,458,938
** Cost of short-term investments	$10,528,696	$2,648,230	$89,408,606

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2017 (CONTINUED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund

Class A
Net assets	n/a	$136,095,270	$193,522,731
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	7,640,658	3,323,819
Net asset value and redemption price per share†	n/a	$17.81	$58.22
Maximum offering price per share (5.75%)(1)	n/a	$18.90	$61.77

Class C
Net assets	n/a	$22,083,509	$50,474,974
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,174,780	1,095,541
Net asset value and redemption price per share†	n/a	$18.80	$46.07

Class I
Net assets	$213,084,565	$723,538,031	$425,691,435
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	18,732,666	37,380,716	6,756,561
Net asset value and redemption price per share	$11.38	$19.36	$63.00

Class O
Net assets	n/a	$34,062,992	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	1,915,628	n/a
Net asset value and redemption price per share	n/a	$17.78	n/a

Class R
Net assets	n/a	$4,448,124	$3,626,524
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	250,853	63,400
Net asset value and redemption price per share	n/a	$17.73	$57.20

Class R6
Net assets	n/a	$42,574,358	$192,977,546
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	2,198,700	3,047,167
Net asset value and redemption price per share	n/a	$19.36	$63.33

Class W
Net assets	n/a	$45,778,545	$87,133,820
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	2,066,371	1,400,190
Net asset value and redemption price per share	n/a	$22.15	$62.23

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2017

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$3,160,670	$18,976,388
Short-term investments at fair value**	291,574	127,300
Total investments at fair value	$3,452,244	$19,103,688
Cash	266	620
Receivables:
Investment securities sold	18,532	—
Dividends	2,430	52,790
Prepaid expenses	30,810	30,889
Prepaid offering expense	3,883	22,783
Reimbursement due from manager	9,131	10,719
Total assets	3,517,296	19,221,489
LIABILITIES:
Payable for investment securities purchased	48,117	94,372
Payable upon receipt of securities loaned	182,574	24,300
Payable for investment management fees	2,373	7,224
Payable for distribution and shareholder service fees	244	8
Payable for trustee fees	16	94
Other accrued expenses and liabilities	5,820	28,095
Total liabilities	239,144	154,093
NET ASSETS	$3,278,152	$19,067,396
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,083,251	$17,641,276
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(654)	184,926
Accumulated net realized gain	80,190	80,803
Net unrealized appreciation	115,365	1,160,391
NET ASSETS	$3,278,152	$19,067,396

+ Including securities loaned at value	$177,636	$23,731
* Cost of investments in securities	$3,045,305	$17,815,997
** Cost of short-term investments	$291,574	$127,300

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2017 (CONTINUED)

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund

Class A
Net assets	$1,147,709	$37,888
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	107,933	3,528
Net asset value and redemption price per share†	$10.63	$10.74
Maximum offering price per share (5.75%)(1)	$11.28	$11.40

Class I
Net assets	$1,065,219	$19,029,508
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	100,048	1,766,807
Net asset value and redemption price per share	$10.65	$10.77

Class R6
Net assets	$1,065,224	n/a
Shares authorized	unlimited	n/a
Par value	$0.010	n/a
Shares outstanding	100,048	n/a
Net asset value and redemption price per share	$10.65	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2017

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fun
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,904,624	$27,794,992	$13,781,049
Interest	25	46	—
Securities lending income, net	33,921	80,947	106,618
Total investment income	5,938,570	27,875,985	13,887,667

EXPENSES:
Investment management fees	3,264,740	6,941,197	11,310,219
Distribution and shareholder service fees:
Class A	231,384	1,055,585	738,644
Class B(1)	2,203	18,354	9,659
Class C	311,379	699,006	1,111,651
Class O	—	62,548	126,500
Class R	3,773	25,620	14,352
Transfer agent fees:
Class A	148,572	686,521	490,250
Class B(1)	495	3,025	1,648
Class C	69,975	113,815	184,381
Class I	482,830	151,157	817,393
Class O	—	40,671	83,845
Class R	1,694	8,332	4,700
Class R6	960	809	1,542
Class W	24,014	23,833	150,169
Shareholder reporting expense	48,541	86,565	103,288
Registration fees	86,539	95,012	113,150
Professional fees	29,974	57,408	61,126
Custody and accounting expense	59,495	123,946	141,857
Trustee fees	12,236	27,710	40,509
Miscellaneous expense	34,814	83,309	85,538
Interest expense	1,648	377	747
Total expenses	4,815,266	10,304,800	15,591,168
Waived and reimbursed fees	(995,236)	(934,277)	(131,801)
Net expenses	3,820,030	9,370,523	15,459,367
Net investment income (loss)	2,118,540	18,505,462	(1,571,700)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	29,979,622	78,934,516	145,959,426
Foreign currency related transactions	490	144	3,184
Futures	—	638,973	—
Net realized gain	29,980,112	79,573,633	145,962,610
Net change in unrealized appreciation (depreciation) on:
Investments	43,622,521	43,218,097	63,349,531
Foreign currency related transactions	—	(15)	—
Net change in unrealized appreciation (depreciation)	43,622,521	43,218,082	63,349,531
Net realized and unrealized gain	73,602,633	122,791,715	209,312,141
Increase in net assets resulting from operations	$75,721,173	$141,297,177	$207,740,441

* Foreign taxes withheld	$—	$309,628	$20,593
(1) Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2017

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,030,088	$28,595,420	$8,128,714
Securities lending income, net	38,922	—	665,505
Total investment income	4,069,010	28,595,420	8,794,219

EXPENSES:
Investment management fees	1,883,241	10,044,011	7,527,824
Distribution and shareholder service fees:
Class A	—	441,662	465,463
Class B(1)	—	1,199	1,865
Class C	—	279,181	549,070
Class O	—	91,903	—
Class R	—	23,715	16,097
Transfer agent fees:
Class A	—	305,753	349,634
Class B(1)	—	208	350
Class C	—	48,314	103,111
Class I	6,419	535,139	559,199
Class O	—	63,611	—
Class R	—	8,202	6,047
Class R6	—	6,417	3,359
Class W	—	110,788	107,042
Shareholder reporting expense	2,080	75,195	97,760
Registration fees	3,302	107,333	92,420
Professional fees	18,762	73,313	46,655
Custody and accounting expense	82,847	149,252	95,095
Trustee fees	7,062	37,661	24,983
Miscellaneous expense	10,206	92,586	62,812
Interest expense	214	—	—
Total expenses	2,014,133	12,495,443	10,108,786
Waived and reimbursed fees	(48,278)	—	—
Brokerage commission recapture	(988)	(47,258)	—
Net expenses	1,964,867	12,448,185	10,108,786
Net investment income (loss)	2,104,143	16,147,235	(1,314,567)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	10,213,805	136,083,335	94,029,537
Foreign currency related transactions	(27)	89	—
Net realized gain	10,213,778	136,083,424	94,029,537
Net change in unrealized appreciation (depreciation) on:
Investments	18,552,476	(152,212,033)	46,387,065
Foreign currency related transactions	32	—	—
Net change in unrealized appreciation (depreciation)	18,552,508	(152,212,033)	46,387,065
Net realized and unrealized gain (loss)	28,766,286	(16,128,609)	140,416,602
Increase in net assets resulting from operations	$30,870,429	$18,626	$139,102,035

* Foreign taxes withheld	$12,886	$—	$—
(1) Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2017

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
	December 6, 2016(1) to May 31, 2017	December 6, 2016(1) to May 31, 2017
INVESTMENT INCOME:
Dividends	$15,234	$271,784
Interest	24	148
Securities lending income, net	183	93
Total investment income	15,441	272,025

EXPENSES:
Investment management fees	12,932	41,090
Distribution and shareholder service fees:
Class A	1,309	18
Transfer agent fees:
Class A	77	107
Class I	37	33
Class R6	32	—
Shareholder reporting expense	232	880
Registration fees	11,775	11,776
Professional fees	8,676	9,974
Custody and accounting expense	1,424	3,120
Trustee fees	95	568
Offering expense	3,617	21,217
Miscellaneous expense	4,659	6,465
Interest expense	—	86
Total expenses	44,865	95,334
Waived and reimbursed fees	(29,387)	(43,930)
Net expenses	15,478	51,404
Net investment income (loss)	(37)	220,621

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	80,196	79,027
Futures	—	1,383
Net realized gain	80,196	80,410
Net change in unrealized appreciation (depreciation) on:
Investments	115,365	1,160,391
Net change in unrealized appreciation (depreciation)	115,365	1,160,391
Net realized and unrealized gain	195,561	1,240,801
Increase in net assets resulting from operations	$195,524	$1,461,422

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large-Cap Growth Fund		Voya Large Cap Value Fund
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS:
Net investment income	$2,118,540	$806,455	$18,505,462	$21,402,818
Net realized gain (loss)	29,980,112	13,206,314	79,573,633	(32,733,242)
Net change in unrealized appreciation (depreciation)	43,622,521	(12,038,279)	43,218,082	(59,337,007)
Increase (decrease) in net assets resulting from operations	75,721,173	1,974,490	141,297,177	(70,667,431)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(75,620)	—	(8,189,403)	(7,833,055)
Class B(1)	—	—	(23,432)	(32,871)
Class C	—	—	(835,129)	(805,950)
Class I	(1,353,709)	—	(4,743,802)	(4,617,590)
Class O	—	—	(487,783)	(459,131)
Class R	—	—	(88,557)	(77,766)
Class R6	(267,372)	—	(3,506,690)	(5,507,503)
Class W	(51,667)	—	(306,687)	(605,791)
Net realized gains:
Class A	(3,254,838)	(4,388,052)	—	(11,065,485)
Class B(1)	(12,509)	(42,220)	—	(84,007)
Class C	(1,771,387)	(2,123,461)	—	(2,047,477)
Class I	(11,155,516)	(1,865,566)	—	(5,282,988)
Class O	—	—	—	(647,038)
Class R	(38,135)	(980)	—	(122,820)
Class R6	(2,167,392)	(189)	—	(6,475,200)
Class W	(495,484)	(332,535)	—	(824,162)
Total distributions	(20,643,629)	(8,753,003)	(18,181,483)	(46,488,834)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	169,074,837	65,682,143	121,737,249	242,938,144
Proceeds from shares issued in merger (Note 14)	—	299,970,382	—	—
Reinvestment of distributions	19,720,573	7,449,440	16,563,717	42,610,234
	188,795,410	373,101,965	138,300,966	285,548,378
Cost of shares redeemed	(139,341,485)	(96,014,387)	(245,542,983)	(473,632,568)
Net increase (decrease) in net assets resulting from capital share transactions	49,453,925	277,087,578	(107,242,017)	(188,084,190)
Net increase (decrease) in net assets	104,531,469	270,309,065	15,873,677	(305,240,455)

NET ASSETS:
Beginning of year or period	397,812,267	127,503,202	935,523,862	1,240,764,317
End of year or period	$502,343,736	$397,812,267	$951,397,539	$935,523,862
Undistributed net investment income at end of year or period	$1,073,237	$702,575	$1,782,484	$2,385,800

(1) Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS:
Net investment income (loss)	$(1,571,700)	$(2,991,454)	$2,104,143	$3,307,848
Net realized gain	145,962,610	58,849,740	10,213,778	6,019,415
Net change in unrealized appreciation (depreciation)	63,349,531	(81,573,756)	18,552,508	(20,014,123)
Increase (decrease) in net assets resulting from operations	207,740,441	(25,715,470)	30,870,429	(10,686,860)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	(2,884,385)	(2,984,847)
Net realized gains:
Class A	(18,568,725)	(28,644,907)	—	—
Class B(1)	(72,272)	(219,084)	—	—
Class C	(8,569,423)	(12,428,723)	—	—
Class I	(38,170,668)	(52,221,019)	(3,991,856)	(38,523,550)
Class O	(3,130,229)	(4,556,428)	—	—
Class R	(196,119)	(190,978)	—	—
Class R6	(7,665,401)	(8,148,982)	—	—
Class W	(4,468,344)	(5,981,591)	—	—
Total distributions	(80,841,181)	(112,391,712)	(6,876,241)	(41,508,397)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	394,411,686	312,675,410	33,283,021	112,182,806
Reinvestment of distributions	66,887,138	92,137,511	6,876,241	41,508,397
	461,298,824	404,812,921	40,159,262	153,691,203
Cost of shares redeemed	(481,120,479)	(437,082,770)	(88,795,600)	(78,904,452)
Net increase (decrease) in net assets resulting from capital share transactions	(19,821,655)	(32,269,849)	(48,636,338)	74,786,751
Net increase (decrease) in net assets	107,077,605	(170,377,031)	(24,642,150)	22,591,494

NET ASSETS:
Beginning of year or period	1,318,657,012	1,489,034,043	237,726,715	215,135,221
End of year or period	$1,425,734,617	$1,318,657,012	$213,084,565	$237,726,715
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(1,270,333)	$(1,220,685)	$517,181	$1,297,450

(1) Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Real Estate Fund		Voya SmallCap Opportunities Fund
	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2017	Year Ended May 31, 2016
FROM OPERATIONS:
Net investment income (loss)	$16,147,235	$24,944,785	$(1,314,567)	$(2,493,179)
Net realized gain	136,083,424	103,634,164	94,029,537	27,785,768
Net change in unrealized appreciation (depreciation)	(152,212,033)	(8,784,166)	46,387,065	(66,437,719)
Increase (decrease) in net assets resulting from operations	18,626	119,794,783	139,102,035	(41,145,130)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,510,566)	(4,090,783)	—	—
Class B(1)	(444)	(3,168)	—	—
Class C	(143,622)	(372,015)	—	—
Class I	(15,035,565)	(22,874,687)	—	—
Class O	(525,653)	(799,977)	—	—
Class R	(57,037)	(74,050)	—	—
Class R6	(822,868)	(390,695)	—	—
Class W	(839,975)	(1,402,228)	—	—
Net realized gains:
Class A	(11,605,285)	(11,381,240)	(5,119,721)	(14,237,128)
Class B(1)	(7,326)	(17,248)	(7,791)	(31,297)
Class C	(1,752,949)	(1,680,948)	(1,853,567)	(5,194,450)
Class I	(54,044,756)	(53,814,727)	(9,331,572)	(24,666,320)
Class O	(2,382,085)	(2,167,747)	—	—
Class R	(324,608)	(199,975)	(99,981)	(242,380)
Class R6	(2,833,283)	(797,992)	(4,242,756)	(9,332,260)
Class W	(3,510,576)	(3,614,869)	(1,120,053)	(2,625,288)
Total distributions	(96,396,598)	(103,682,349)	(21,775,441)	(56,329,123)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	287,352,665	264,513,024	320,054,374	223,447,944
Reinvestment of distributions	69,764,708	69,302,049	20,032,476	50,824,911
	357,117,373	333,815,073	340,086,850	274,272,855
Cost of shares redeemed	(607,681,471)	(433,991,388)	(222,135,520)	(215,764,106)
Net increase (decrease) in net assets resulting from capital share transactions	(250,564,098)	(100,176,315)	117,951,330	58,508,749
Net increase (decrease) in net assets	(346,942,070)	(84,063,881)	235,277,924	(38,965,504)

NET ASSETS:
Beginning of year or period	1,355,522,899	1,439,586,780	718,149,106	757,114,610
End of year or period	$1,008,580,829	$1,355,522,899	$953,427,030	$718,149,106
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$(7,799,029)	$(4,813,335)	$(1,137,269)	$(958,520)

(1) Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
	December 6, 2016(1) to May 31, 2017	December 6, 2016(1) to May 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$(37)	$220,621
Net realized gain	80,196	80,410
Net change in unrealized appreciation (depreciation)	115,365	1,160,391
Increase in net assets resulting from operations	195,524	1,461,422

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(312)	(12)
Class I	(470)	(35,294)
Class R6	(470)	—
Total distributions	(1,252)	(35,306)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,092,656	18,810,985
Reinvestment of distributions	1,252	35,306
	3,093,908	18,846,291
Cost of shares redeemed	(10,028)	(1,205,011)
Net increase in net assets resulting from capital share transactions	3,083,880	17,641,280
Net increase in net assets	3,278,152	19,067,396

NET ASSETS:
Beginning of year or period	—	—
End of year or period	$3,278,152	$19,067,396
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(654)	$184,926

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large-Cap Growth Fund
Class A
05-31-17	31.07	0.10		5.68	5.78	0.04	1.64	—	1.68	—	35.17	19.38		1.44	1.14	1.14	0.29	73,116	76
05-31-16	33.18	0.02		0.15	0.17	—	2.28	—	2.28	—	31.07	0.68		1.44	1.19	1.19	0.06	67,414	70
05-31-15	32.60	(0.03)		4.45	4.42	—	3.84	—	3.84	—	33.18	14.46		1.49	1.30	1.30	(0.10)	66,272	64
05-31-14	29.04	(0.05)		5.40	5.35	—	1.80	—	1.80	0.01	32.60	18.95	(a)	1.51	1.33	1.33	(0.14)	70,295	133
05-31-13	23.92	(0.02)		5.14	5.12	—	—	—	—	—	29.04	21.40		1.51	1.35	1.35	(0.09)	64,837	123
Class C
05-31-17	27.18	(0.14)		4.93	4.79	—	1.64	—	1.64	—	30.33	18.47		2.09	1.89	1.89	(0.46)	28,471	76
05-31-16	29.51	(0.18	)•	0.13	(0.05)	—	2.28	—	2.28	—	27.18	(0.02)		2.09	1.90	1.90	(0.64)	32,677	70
05-31-15	29.58	(0.21)		3.98	3.77	—	3.84	—	3.84	—	29.51	13.70		2.14	1.95	1.95	(0.75)	27,487	64
05-31-14	26.66	(0.21)		4.92	4.71	—	1.80	—	1.80	0.01	29.58	18.22	(a)	2.16	1.98	1.98	(0.79)	25,390	133
05-31-13	22.10	(0.17)		4.73	4.56	—	—	—	—	—	26.66	20.63		2.16	2.00	2.00	(0.73)	20,721	123
Class I
05-31-17	34.05	0.24	•	6.23	6.47	0.20	1.64	—	1.84	—	38.68	19.79		1.06	0.79	0.79	0.68	355,466	76
05-31-16	36.02	0.17	•	0.14	0.31	—	2.28	—	2.28	—	34.05	1.03		1.05	0.80	0.80	0.50	238,451	70
05-31-15	34.97	0.10		4.79	4.89	—	3.84	—	3.84	—	36.02	14.85		0.93	0.93	0.93	0.28	27,932	64
05-31-14	30.91	0.08		5.77	5.85	—	1.80	—	1.80	0.01	34.97	19.43	(a)	0.94	0.94	0.94	0.25	25,934	133
05-31-13	25.37	0.07		5.47	5.54	—	—	—	—	—	30.91	21.84		1.01	1.00	1.00	0.29	27,896	123
Class R
05-31-17	33.74	0.01	•	6.19	6.20	—	1.64	—	1.64	—	38.30	19.07		1.59	1.39	1.39	0.04	674	76
05-31-16	35.92	(0.04	)•	0.14	0.10	—	2.28	—	2.28	—	33.74	0.42		1.59	1.40	1.40	(0.12)	886	70
05-31-15	35.05	(0.11	)•	4.82	4.71	—	3.84	—	3.84	—	35.92	14.29		1.64	1.45	1.45	(0.30)	15	64
05-30-14(4)–05-31-14	35.05	(0.00	)*•	0.00 *	0.00 *	—	—	—	—	—	35.05	0.00		1.66	1.45	1.45	(1.66)	— **	133
Class R6
05-31-17	34.04	0.22	•	6.25	6.47	0.20	1.64	—	1.84	—	38.67	19.80		0.87	0.78	0.78	0.63	27,548	76
06-02-15(4)–05-31-16	36.12	0.18	•	0.02	0.20	—	2.28	—	2.28	—	34.04	0.72		0.86	0.78	0.78	0.54	50,467	70
Class W
05-31-17	33.28	0.20	•	6.08	6.28	0.17	1.64	—	1.81	—	37.75	19.66		1.09	0.89	0.89	0.57	17,068	76
05-31-16	35.28	0.12		0.16	0.28	—	2.28	—	2.28	—	33.28	0.96		1.09	0.90	0.90	0.36	7,607	70
05-31-15	34.33	0.09	•	4.70	4.79	—	3.84	—	3.84	—	35.28	14.83		1.14	0.95	0.95	0.26	5,012	64
05-31-14	30.39	0.06		5.67	5.73	—	1.80	—	1.80	0.01	34.33	19.37	(a)	1.16	0.98	0.98	0.20	2,187	133
05-31-13	24.94	0.06		5.39	5.45	—	—	—	—	—	30.39	21.85		1.16	1.00	1.00	0.29	2,613	123

Voya Large Cap Value Fund
Class A
05-31-17	11.07	0.23		1.57	1.80	0.23	—	—	0.23	—	12.64	16.44		1.21	1.10	1.10	1.91	421,041	80
05-31-16	12.20	0.21		(0.87)	(0.66)	0.19	0.28	—	0.47	—	11.07	(5.28)		1.20	1.10	1.10	1.85	418,279	116
05-31-15	12.81	0.18	•	0.86	1.04	0.21	1.44	—	1.65	—	12.20	8.62		1.20	1.15	1.15	1.41	523,033	80
05-31-14	12.19	0.15		1.69	1.84	0.17	1.05	—	1.22	—	12.81	16.28		1.16	1.14	1.14	1.21	206,215	149
05-31-13	9.88	0.17		2.62	2.79	0.18	0.30	—	0.48	—	12.19	29.02		1.15	1.14	1.14	1.55	57,211	123
Class C
05-31-17	11.04	0.15		1.56	1.71	0.14	—	—	0.14	—	12.61	15.59		1.96	1.85	1.85	1.16	63,562	80
05-31-16	12.16	0.13		(0.86)	(0.73)	0.11	0.28	—	0.39	—	11.04	(5.95)		1.95	1.85	1.85	1.10	75,562	116
05-31-15	12.77	0.10		0.83	0.93	0.10	1.44	—	1.54	—	12.16	7.72		1.95	1.90	1.90	0.79	98,547	80
05-31-14	12.15	0.04		1.71	1.75	0.08	1.05	—	1.13	—	12.77	15.50		1.91	1.89	1.89	0.45	95,789	149
05-31-13	9.85	0.08		2.62	2.70	0.10	0.30	—	0.40	—	12.15	28.11		1.90	1.89	1.89	0.80	22,862	123
Class I
05-31-17	11.86	0.29		1.69	1.98	0.27	—	—	0.27	—	13.57	16.89		0.87	0.76	0.76	2.25	235,020	80
05-31-16	13.03	0.26		(0.92)	(0.66)	0.23	0.28	—	0.51	—	11.86	(4.94)		0.86	0.76	0.76	2.19	227,528	116
05-31-15	13.58	0.25		0.91	1.16	0.27	1.44	—	1.71	—	13.03	9.00		0.83	0.79	0.79	1.87	268,092	80
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.76		0.81	0.79	0.79	1.55	219,822	149
05-31-13	10.38	0.22	•	2.75	2.97	0.21	0.30	—	0.51	—	12.84	29.44		0.82	0.80	0.80	1.90	277,638	123

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Value Fund (continued)
Class O
05-31-17	11.06	0.23	1.57	1.80	0.23	—	—	0.23	—	12.63	16.45	1.21	1.10	1.10	1.91	25,049	80
05-31-16	12.18	0.21	(0.85)	(0.64)	0.20	0.28	—	0.48	—	11.06	(5.20)	1.20	1.10	1.10	1.85	24,812	116
05-31-15	12.80	0.16 •	0.88	1.04	0.22	1.44	—	1.66	—	12.18	8.56	1.20	1.15	1.15	1.32	30,169	80
05-31-14	12.18	0.15	1.69	1.84	0.17	1.05	—	1.22	—	12.80	16.32	1.16	1.14	1.14	1.20	6,780	149
01-28-13(4)–05-31-13	11.15	0.06 •	1.00	1.06	0.03	—	—	0.03	—	12.18	9.54	1.15	1.14	1.14	1.54	375	123
Class R
05-31-17	11.06	0.20	1.57	1.77	0.20	—	—	0.20	—	12.63	16.17	1.46	1.35	1.35	1.66	5,062	80
05-31-16	12.18	0.18	(0.85)	(0.67)	0.17	0.28	—	0.45	—	11.06	(5.43)	1.45	1.34	1.34	1.61	5,053	116
05-31-15	12.79	0.17	0.84	1.01	0.18	1.44	—	1.62	—	12.18	8.34	1.45	1.35	1.35	1.30	5,900	80
05-31-14	12.17	0.12 •	1.70	1.82	0.15	1.05	—	1.20	—	12.79	16.12	1.41	1.34	1.34	1.01	4,263	149
05-31-13	9.88	0.14	2.62	2.76	0.17	0.30	—	0.47	—	12.17	28.74	1.40	1.34	1.34	1.32	2,089	123
Class R6
05-31-17	11.85	0.29	1.68	1.97	0.27	—	—	0.27	—	13.55	16.84	0.80	0.74	0.74	2.28	183,934	80
05-31-16	13.02	0.26	(0.91)	(0.65)	0.24	0.28	—	0.52	—	11.85	(4.92)	0.80	0.74	0.74	2.18	167,259	116
05-31-15	13.58	0.26	0.89	1.15	0.27	1.44	—	1.71	—	13.02	8.95	0.79	0.76	0.76	1.95	258,458	80
05-31-14	12.84	0.20 •	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.77	0.81	0.78	0.78	1.57	265,510	149
05-31-13(4)–05-31-13	12.84	0.00 *	0.00 *	0.00 *	—	—	—	—	—	12.84	0.00	0.79	0.78	0.78	1.92	3	123
Class W
05-31-17	11.83	0.27	1.69	1.96	0.26	—	—	0.26	—	13.53	16.75	0.96	0.85	0.85	2.15	17,729	80
05-31-16	12.99	0.24 •	(0.90)	(0.66)	0.22	0.28	—	0.50	—	11.83	(4.98)	0.95	0.85	0.85	2.03	14,386	116
05-31-15	13.54	0.24	0.89	1.13	0.24	1.44	—	1.68	—	12.99	8.82	0.95	0.90	0.90	1.79	51,315	80
05-31-14	12.81	0.19	1.79	1.98	0.20	1.05	—	1.25	—	13.54	16.62	0.91	0.89	0.89	1.46	46,143	149
05-31-13	10.36	0.19	2.76	2.95	0.20	0.30	—	0.50	—	12.81	29.32	0.90	0.89	0.89	1.79	35,301	123

Voya MidCap Opportunities Fund
Class A
05-31-17	21.59	(0.06)	3.41	3.35	—	1.42	—	1.42	—	23.52	16.27	1.29	1.29	1.29	(0.26)	313,595	88
05-31-16	24.05	(0.09)	(0.35)	(0.44)	—	2.02	—	2.02	—	21.59	(1.50)	1.34	1.33	1.33	(0.38)	302,850	88
05-31-15	23.89	(0.11)	3.34	3.23	—	3.07	—	3.07	—	24.05	14.56	1.33	1.32	1.32	(0.47)	367,273	102
05-31-14	22.89	(0.01)	3.26	3.25	—	2.25	—	2.25	—	23.89	14.50	1.34	1.32	1.32	(0.06)	429,055	92
05-31-13	19.35	(0.02)	4.11	4.09	—	0.55	—	0.55	—	22.89	21.54	1.33	1.33	1.33	(0.09)	395,343	81
Class C
05-31-17	17.44	(0.18)•	2.71	2.53	—	1.42	—	1.42	—	18.55	15.41	2.04	2.04	2.04	(1.01)	99,275	88
05-31-16	19.98	(0.20)	(0.32)	(0.52)	—	2.02	—	2.02	—	17.44	(2.25)	2.09	2.08	2.08	(1.13)	114,167	88
05-31-15	20.47	(0.25)	2.83	2.58	—	3.07	—	3.07	—	19.98	13.75	2.08	2.07	2.07	(1.22)	127,380	102
05-31-14	20.06	(0.16)	2.82	2.66	—	2.25	—	2.25	—	20.47	13.56	2.09	2.07	2.07	(0.80)	126,640	92
05-31-13	17.15	(0.15)	3.61	3.46	—	0.55	—	0.55	—	20.06	20.62	2.08	2.08	2.08	(0.85)	111,350	81
Class I
05-31-17	24.03	0.01	3.82	3.83	—	1.42	—	1.42	—	26.44	16.63	1.00	0.98	0.98	0.05	669,767	88
05-31-16	26.43	(0.01)	(0.37)	(0.38)	—	2.02	—	2.02	—	24.03	(1.13)	1.02	0.98	0.98	(0.03)	653,080	88
05-31-15	25.92	(0.03)	3.64	3.61	0.03	3.07	—	3.10	—	26.43	14.92	1.01	0.98	0.98	(0.13)	721,691	102
05-31-14	24.58	0.07	3.52	3.59	—	2.25	—	2.25	—	25.92	14.90	0.96	0.94	0.94	0.33	719,371	92
05-31-13	20.65	0.06	4.42	4.48	—	0.55	—	0.55	—	24.58	22.08	0.97	0.91	0.91	0.34	496,950	81
Class O
05-31-17	21.52	(0.06)	3.40	3.34	—	1.42	—	1.42	—	23.44	16.28	1.29	1.29	1.29	(0.26)	52,896	88
05-31-16	23.97	(0.08)	(0.35)	(0.43)	—	2.02	—	2.02	—	21.52	(1.47)	1.34	1.33	1.33	(0.38)	51,053	88
05-31-15	23.82	(0.11)	3.33	3.22	—	3.07	—	3.07	—	23.97	14.55	1.33	1.32	1.32	(0.48)	55,859	102
05-31-14	22.84	(0.01)	3.24	3.23	—	2.25	—	2.25	—	23.82	14.44	1.34	1.32	1.32	(0.05)	53,615	92
05-31-13	19.31	(0.02)	4.10	4.08	—	0.55	—	0.55	—	22.84	21.54	1.33	1.33	1.33	(0.09)	47,704	81

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class R
05-31-17	21.27	(0.11	)•	3.35	3.24	—	1.42	—	1.42	—	23.09	15.99	1.54	1.54	1.54	(0.52)	3,521	88
05-31-16	23.78	(0.14	)•	(0.35)	(0.49)	—	2.02	—	2.02	—	21.27	(1.75)	1.59	1.58	1.58	(0.63)	2,235	88
05-31-15	23.71	(0.18	)•	3.32	3.14	0.00 *	3.07	—	3.07	—	23.78	14.28	1.58	1.57	1.57	(0.74)	2,329	102
05-31-14	22.79	(0.05	)•	3.22	3.17	—	2.25	—	2.25	—	23.71	14.19	1.59	1.57	1.57	(0.22)	1,770	92
05-31-13	19.31	(0.08	)•	4.11	4.03	—	0.55	—	0.55	—	22.79	21.27	1.58	1.58	1.58	(0.35)	654	81
Class R6
05-31-17	24.10	0.04		3.84	3.88	—	1.42	—	1.42	—	26.56	16.79	0.88	0.88	0.88	0.14	163,629	88
05-31-16	26.48	0.02		(0.38)	(0.36)	—	2.02	—	2.02	—	24.10	(1.05)	0.89	0.88	0.88	0.07	117,985	88
05-31-15	25.94	(0.04	)•	3.69	3.65	0.04	3.07	—	3.11	—	26.48	15.06	0.90	0.88	0.88	(0.14)	114,033	102
05-31-14	24.58	0.10	•	3.51	3.61	—	2.25	—	2.25	—	25.94	14.98	0.90	0.88	0.88	0.40	24,448	92
05-31-13(4)–05-31-13	24.58	0.00	*	0.00 *	0.00 *	—	—	—	—	—	24.58	0.00	0.88	0.88	0.88	0.37	3	81
Class W
05-31-17	23.76	(0.00	)*	3.77	3.77	—	1.42	—	1.42	—	26.11	16.56	1.04	1.04	1.04	(0.03)	123,051	88
05-31-16	26.18	(0.04)		(0.36)	(0.40)	—	2.02	—	2.02	—	23.76	(1.22)	1.09	1.08	1.08	(0.13)	75,617	88
05-31-15	25.71	(0.06)		3.62	3.56	0.02	3.07	—	3.09	—	26.18	14.81	1.08	1.07	1.07	(0.22)	97,355	102
05-31-14	24.42	0.06		3.48	3.54	—	2.25	—	2.25	—	25.71	14.78	1.09	1.07	1.07	0.23	106,496	92
05-31-13	20.56	0.03		4.38	4.41	—	0.55	—	0.55	—	24.42	21.83	1.08	1.08	1.08	0.16	97,680	81

Voya Multi-Manager Mid Cap Value Fund
Class I
05-31-17	10.31	0.11		1.29	1.40	0.14	0.19	—	0.33	—	11.38	13.66	0.86	0.84	0.84	0.89	213,085	24
05-31-16	13.05	0.16	•	(0.81)	(0.65)	0.15	1.94	—	2.09	—	10.31	(4.30)	0.86	0.84	0.84	1.42	237,727	39
05-31-15	14.64	0.14	•	0.98	1.12	0.17	2.54	—	2.71	—	13.05	9.00	0.85	0.83	0.83	1.03	215,135	61
05-31-14	14.14	0.10		3.01	3.11	0.08	2.53	—	2.61	—	14.64	24.03	0.87	0.87	0.86	0.66	331,340	141
05-31-13	12.30	0.12		3.40	3.52	0.12	1.56	—	1.68	—	14.14	30.87	0.87	0.88	0.86	0.87	293,575	111

Voya Real Estate Fund
Class A
05-31-17	19.40	0.19	•	(0.26)	(0.07)	0.27	1.25	—	1.52	—	17.81	(0.36)	1.27	1.27	1.27	1.02	136,095	53
05-31-16	19.25	0.34		1.36	1.70	0.41	1.14	—	1.55	—	19.40	9.24	1.29	1.29	1.29	1.75	188,970	37
05-31-15	18.65	0.22		1.52	1.74	0.26	0.87	0.01	1.14	—	19.25	9.36	1.28	1.28	1.28	1.14	225,232	38
05-31-14	17.23	0.18		1.61	1.79	0.37	—	—	0.37	—	18.65	10.65	1.29	1.29	1.29	1.03	266,445	45
05-31-13	15.45	0.16	•	1.95	2.11	0.33	—	—	0.33	—	17.23	13.78	1.22	1.22	1.22	0.99	214,477	40
Class C
05-31-17	20.38	0.05	•	(0.28)	(0.23)	0.10	1.25	—	1.35	—	18.80	(1.10)	2.02	2.02	2.02	0.27	22,084	53
05-31-16	20.14	0.18		1.46	1.64	0.26	1.14	—	1.40	—	20.38	8.44	2.04	2.04	2.04	0.89	29,550	37
05-31-15	19.54	0.06		1.53	1.59	0.11	0.87	0.01	0.99	—	20.14	8.13	2.03	2.03	2.03	0.25	31,612	38
05-31-14	18.03	0.04		1.70	1.74	0.23	—	—	0.23	—	19.54	9.81	2.04	2.04	2.04	0.27	27,095	45
05-31-13	16.16	0.04	•	2.04	2.08	0.21	—	—	0.21	—	18.03	12.92	1.97	1.97	1.97	0.24	25,680	40
Class I
05-31-17	20.95	0.28	•	(0.28)	0.00 *	0.34	1.25	—	1.59	—	19.36	0.04	0.90	0.90	0.90	1.37	723,538	53
05-31-16	20.67	0.41		1.49	1.90	0.48	1.14	—	1.62	—	20.95	9.64	0.90	0.90	0.90	1.97	1,003,433	37
05-31-15	20.06	0.28		1.54	1.82	0.33	0.87	0.01	1.21	—	20.67	9.12	0.91	0.91	0.91	1.30	1,046,021	38
05-31-14	18.50	0.26	•	1.73	1.99	0.43	—	—	0.43	—	20.06	11.04	0.91	0.91	0.91	1.41	862,733	45
05-31-13	16.56	0.24	•	2.09	2.33	0.39	—	—	0.39	—	18.50	14.19	0.89	0.89	0.89	1.32	809,016	40
Class O
05-31-17	19.37	0.19		(0.26)	(0.07)	0.27	1.25	—	1.52	—	17.78	(0.35)	1.27	1.27	1.27	1.00	34,063	53
05-31-16	19.22	0.34		1.36	1.70	0.41	1.14	—	1.55	—	19.37	9.26	1.29	1.29	1.29	1.78	37,850	37
05-31-15	18.63	0.23		1.51	1.74	0.27	0.87	0.01	1.15	—	19.22	9.34	1.28	1.28	1.28	1.15	37,484	38
05-31-14	17.21	0.17	•	1.61	1.78	0.36	—	—	0.36	—	18.63	10.62	1.29	1.29	1.29	1.03	37,173	45
05-31-13	15.43	0.16		1.95	2.11	0.33	—	—	0.33	—	17.21	13.80	1.22	1.22	1.22	0.99	36,794	40

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Real Estate Fund (continued)
Class R
05-31-17	19.33	0.15		(0.27)	(0.12)	0.23	1.25	—	1.48	—	17.73	(0.63)	1.52	1.52	1.52	0.77	4,448	53
05-31-16	19.19	0.30	•	1.35	1.65	0.37	1.14	—	1.51	—	19.33	9.00	1.54	1.54	1.54	1.59	4,353	37
05-31-15	18.59	0.17	•	1.53	1.70	0.22	0.87	0.01	1.10	—	19.19	9.13	1.53	1.53	1.53	0.84	2,801	38
05-31-14	17.19	0.14	•	1.61	1.75	0.35	—	—	0.35	—	18.59	10.40	1.54	1.54	1.54	0.82	1,408	45
05-31-13	15.43	0.11	•	1.96	2.07	0.31	—	—	0.31	—	17.19	13.51	1.47	1.47	1.47	0.64	719	40
Class R6
05-31-17	20.96	0.30	•	(0.30)	0.00 *	0.35	1.25	—	1.60	—	19.36	0.03	0.86	0.86	0.86	1.47	42,574	53
05-31-16	20.67	0.42		1.51	1.93	0.50	1.14	—	1.64	—	20.96	9.76	0.85	0.85	0.85	2.05	20,345	37
07-03-14(4)–05-31-15	20.11	0.17	•	1.49	1.66	0.29	0.80	0.01	1.10	—	20.67	8.21	0.88	0.86	0.86	0.86	13,575	38
Class W
05-31-17	23.75	0.30	•	(0.34)	(0.04)	0.31	1.25	—	1.56	—	22.15	(0.16)	1.02	1.02	1.02	1.28	45,779	53
05-31-16	23.22	0.36		1.76	2.12	0.45	1.14	—	1.59	—	23.75	9.53	1.04	1.04	1.04	1.53	70,787	37
05-31-15	22.60	0.21	•	1.59	1.80	0.30	0.87	0.01	1.18	—	23.22	7.96	1.03	1.03	1.03	0.90	82,384	38
05-31-14	20.79	0.26	•	1.96	2.22	0.41	—	—	0.41	—	22.60	10.91	1.04	1.04	1.04	1.29	165,769	45
05-31-13	18.56	0.24	•	2.36	2.60	0.37	—	—	0.37	—	20.79	14.11	0.97	0.97	0.97	1.22	175,318	40

Voya SmallCap Opportunities Fund
Class A
05-31-17	50.48	(0.19)		9.45	9.26	—	1.52	—	1.52	—	58.22	18.50	1.40	1.40	1.40	(0.33)	193,523	79
05-31-16	58.19	(0.26	)•	(2.99)	(3.25)	—	4.46	—	4.46	—	50.48	(5.46)	1.41	1.41	1.41	(0.51)	179,716	65
05-31-15	54.80	(0.33	)•	7.81	7.48	—	4.09	—	4.09	—	58.19	14.24	1.40	1.40	1.40	(0.59)	173,844	35
05-31-14	50.19	(0.36	)•	8.05	7.69	—	3.08	—	3.08	—	54.80	15.36	1.41	1.41	1.41	(0.66)	150,897	31
05-31-13	40.08	(0.24)		11.07	10.83	—	0.72	—	0.72	—	50.19	27.36	1.53	1.50	1.50	(0.57)	90,931	45
Class C
05-31-17	40.53	(0.48	)•	7.54	7.06	—	1.52	—	1.52	—	46.07	17.60	2.15	2.15	2.15	(1.09)	50,475	79
05-31-16	48.01	(0.53	)•	(2.49)	(3.02)	—	4.46	—	4.46	—	40.53	(6.17)	2.16	2.16	2.16	(1.26)	51,644	65
05-31-15	46.22	(0.63	)•	6.51	5.88	—	4.09	—	4.09	—	48.01	13.38	2.15	2.15	2.15	(1.34)	51,696	35
05-31-14	43.06	(0.66	)•	6.90	6.24	—	3.08	—	3.08	—	46.22	14.51	2.16	2.16	2.16	(1.40)	43,118	31
05-31-13	34.74	(0.51	)•	9.55	9.04	—	0.72	—	0.72	—	43.06	26.41	2.28	2.25	2.25	(1.32)	26,925	45
Class I
05-31-17	54.36	(0.02)		10.18	10.16	—	1.52	—	1.52	—	63.00	18.84	1.11	1.11	1.11	(0.05)	425,691	79
05-31-16	62.12	(0.13)		(3.17)	(3.30)	—	4.46	—	4.46	—	54.36	(5.19)	1.13	1.13	1.13	(0.23)	318,466	65
05-31-15	58.07	(0.17	)•	8.31	8.14	—	4.09	—	4.09	—	62.12	14.58	1.10	1.10	1.10	(0.29)	364,320	35
05-31-14	52.86	(0.20	)•	8.49	8.29	—	3.08	—	3.08	—	58.07	15.72	1.17	1.10	1.10	(0.34)	300,880	31
05-31-13	42.02	(0.06)		11.62	11.56	—	0.72	—	0.72	—	52.86	27.84	1.30	1.10	1.10	(0.17)	156,543	45
Class R
05-31-17	49.74	(0.32	)•	9.30	8.98	—	1.52	—	1.52	—	57.20	18.21	1.65	1.65	1.65	(0.59)	3,627	79
05-31-16	57.54	(0.39	)•	(2.95)	(3.34)	—	4.46	—	4.46	—	49.74	(5.69)	1.66	1.66	1.66	(0.76)	2,879	65
05-31-15	54.36	(0.47	)•	7.74	7.27	—	4.09	—	4.09	—	57.54	13.96	1.65	1.65	1.65	(0.85)	2,682	35
05-31-14	49.93	(0.48	)•	7.99	7.51	—	3.08	—	3.08	—	54.36	15.07	1.66	1.66	1.66	(0.87)	908	31
05-31-13	39.97	(0.30	)•	10.98	10.68	—	0.72	—	0.72	—	49.93	27.06	1.78	1.75	1.75	(0.65)	137	45
Class R6
05-31-17	54.55	0.07		10.23	10.30	—	1.52	—	1.52	—	63.33	19.03	0.96	0.96	0.96	0.10	192,978	79
05-31-16	62.24	(0.04	)•	(3.19)	(3.23)	—	4.46	—	4.46	—	54.55	(5.06)	0.98	0.98	0.98	(0.08)	126,482	65
05-31-15	58.11	(0.12	)•	8.34	8.22	—	4.09	—	4.09	—	62.24	14.72	0.98	0.98	0.98	(0.20)	114,541	35
05-31-14	52.86	(0.16	)•	8.49	8.33	—	3.08	—	3.08	—	58.11	15.80	1.02	1.02	1.02	(0.28)	14,096	31
05-31-13(4)–05-31-13	52.86	0.00	*	0.00 *	0.00 *	—	—	—	—	—	52.86	0.00	1.08	1.05	1.05	(0.12)	3	45

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Fund (continued)
Class W
05-31-17	53.72	(0.07	)•	10.10	10.03	—		1.52	—	1.52		—	62.23	18.82	1.15	1.15	1.15	(0.11)	87,134	79
05-31-16	61.47	(0.16)		(3.13)	(3.29)	—		4.46	—	4.46		—	53.72	(5.22)	1.16	1.16	1.16	(0.26)	38,707	65
05-31-15	57.53	(0.20	)•	8.23	8.03	—		4.09	—	4.09		—	61.47	14.53	1.15	1.15	1.15	(0.34)	49,586	35
05-31-14	52.42	(0.23	)•	8.42	8.19	—		3.08	—	3.08		—	57.53	15.67	1.16	1.16	1.16	(0.40)	33,331	31
05-31-13	41.73	(0.10	)•	11.51	11.41	—		0.72	—	0.72		—	52.42	27.67	1.28	1.25	1.25	(0.22)	14,910	45

Voya SMID Cap Growth Fund
Class A
12-06-16(4)–05-31-17	10.00	(0.01)		0.64	0.63	0.00	*	—	—	0.00	*	—	10.63	6.33	3.12	1.20	1.20	(0.19)	1,148	33
Class I
12-06-16(4)–05-31-17	10.00	0.00	*	0.65	0.65	0.00	*	—	—	0.00	*	—	10.65	6.55	2.86	0.94	0.94	0.07	1,065	33
Class R6
12-06-16(4)–05-31-17	10.00	0.00	*	0.65	0.65	0.00	*	—	—	0.00	*	—	10.65	6.55	2.86	0.94	0.94	0.07	1,065	33

Voya U.S. High Dividend Low Volatility Fund
Class A
12-06-16(4)–05-31-17	10.00	0.12	•	0.63	0.75	0.01		—	—	0.01		—	10.74	7.56	2.76	0.81	0.81	2.28	38	16
Class I
12-06-16(4)–05-31-17	10.00	0.12	•	0.67	0.79	0.02		—	—	0.02		—	10.77	7.90	1.04	0.56	0.56	2.40	19,030	16

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended May 31, 2014, total return for Large-Cap Growth Fund would have been 18.91%, 18.18%, 19.39% and 19.33% on Classes A, C, I and W, respectively.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
**	Amount is less than $500.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017

NOTE 1 — ORGANIZATION

Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eight separate active investment series (each, a “Fund” and collectively, the “Funds”): Voya Large-Cap Growth Fund (“Large-Cap Growth”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya Real Estate Fund (“Real Estate”), Voya SmallCap Opportunities Fund (“SmallCap Opportunities”), Voya SMID Cap Growth Fund (“SMID Cap Growth”), and Voya U.S. High Dividend Low Volatility Fund (“U.S. High Dividend Low Volatility”). Each Fund is a diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I,Class O, Class R, Class R6, and Class W. At the close of business on May 2, 2017 (the “Conversion Date”), all outstanding Class B shares of each applicable Fund were converted to Class A shares of the same Fund, which was prior to the date the Class B shares would normally be converted to Class A shares. Shareholders will benefit from the earlier Conversion Date because the 12b-1 fees for Class A shares are lower than the 12b-1 fees for Class B shares. Class B shares are not available for purchase. No contingent deferred sales charges (“CDSCs”) will be payable in connection with this early conversion. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolios of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the year ended May 31, 2017, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Multi-Manager Mid Cap Value used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. During the year ended May 31, 2017, the Fund had an average contract amount on forward foreign currency contracts to sell of $33,521. There were no open forward foreign currency contracts for any Fund at May 31, 2017.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2017, Large Cap Value and U.S. High Dividend Low Volatility had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2017, Large Cap Value and U.S. High Dividend Low Volatility had an average contract amount of $2,255,406 and $118,502, respectively, on purchased futures contracts. There were no open futures contracts for any Fund at May 31, 2017.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:

Annually	Quarterly
Large-Cap Growth	Large Cap Value
MidCap Opportunities	Real Estate
Multi-Manager Mid Cap Value
SmallCap Opportunities
SMID Cap Growth
U.S. High Dividend Low Volatility

Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets (except Large-Cap Growth which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

K.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

L.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Large-Cap Growth	$340,233,151	$308,408,824
Large Cap Value	726,937,274	823,486,103
MidCap Opportunities	1,163,581,882	1,270,375,372
Multi-Manager Mid Cap Value	56,319,557	109,390,232
Real Estate	654,355,797	946,452,203
SmallCap Opportunities	721,136,951	633,264,041
SMID Cap Growth	3,992,507	1,027,375
U.S. High Dividend Low Volatility	20,842,970	3,105,854

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. On March 9, 2017, the Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Mid Cap Value, may, from time to time, directly manage a portion of the Fund’s investment portfolio effective April 3, 2017. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Large-Cap Growth	0.80% on first $500 million; 0.775% on next $500 million; and 0.75% thereafter
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
MidCap Opportunities	0.85% on the first $1 billion; 0.80% on the next $500 million; 0.75% on the next $500 million; and 0.70% thereafter
Multi-Manager Mid Cap Value	0.80% on all assets
Real Estate	0.80% on all assets
SmallCap Opportunities(1)	1.00% on first $250 million; 0.90% on next $250 million; 0.85% on next $250 million; and 0.82% thereafter
SMID Cap Growth	0.85% on all assets
U.S. High Dividend Low Volatility	0.45% on all assets

(1)	Prior to January 1, 2017, the management fee was 1.00% on first $250 million; 0.90% on next $250 million; and 0.85% thereafter.

The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Mid Cap Value. The waiver was effective in connection with a sub-advisory fee reduction that occurred on February 10, 2014. The waiver is calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. Termination or modification of this obligation requires approval by the Board. For the year ended May 31, 2017, the Investment Adviser waived $48,278 in management fees for Multi-Manager Mid Cap Value.

Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser):

Fund	Sub-Adviser
Large-Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
MidCap Opportunities	Voya Investment Management Co. LLC*
Multi-Manager Mid Cap Value	Hahn Capital Management, LLC, LSV Asset Management and Wellington Management Company LLP
Real Estate	CBRE Clarion Securities LLC
SmallCap Opportunities	Voya Investment Management Co. LLC*
SMID Cap Growth	Voya Investment Management Co. LLC*
U.S High Dividend Low Volatility	Voya Investment Management Co. LLC*

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Funds, with the exception of Class I, Class R6, and Class W, pays the Distributor Distribution

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A		Classes C	Class O	Class R
Large-Cap Growth	0.35	%(1)	1.00%	N/A	0.50%
Large Cap Value	0.25%		1.00%	0.25%	0.50	%(2)
MidCap Opportunities	0.25%		1.00%	0.25%	0.50%
Real Estate	0.25%		1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%		1.00%	N/A	0.50%
SMID Cap Growth	0.25%		N/A	N/A	N/A
U.S. High Dividend Low Volatility	0.25%		N/A	N/A	N/A

(1)	The Distributor has agreed to waive 0.10% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

(2)	The Distributor has agreed to waive 0.05% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2017, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Large-Cap Growth	$12,872	$—
Large Cap Value	9,406	—
MidCap Opportunities	27,183	—
Real Estate	8,574	—
SmallCap Opportunities	12,872	—
U.S. High Dividend Low Volatility	13	—

Contingent Deferred Sales Charges:
Large-Cap Growth	$9,567	$9,435
Large Cap Value	—	486
MidCap Opportunities	1,826	5,299
Real Estate	2,024	3,417
SmallCap Opportunities	1,045	1,747

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	U.S. High Dividend Low Volatility	99.80%
Voya Institutional Trust Company	Real Estate	8.60
Voya Investment Management Co. LLC	SMID Cap Growth	97.43
Voya Retirement Insurance and Annuity Company	Real Estate	5.79
Voya Solution 2025 Portfolio	Multi-Manager Mid Cap Value	9.50
Voya Solution 2035 Portfolio	Multi-Manager Mid Cap Value	14.28
Voya Solution 2045 Portfolio	Multi-Manager Mid Cap Value	14.96
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Mid Cap Value	19.33

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Funds’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2017, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expense	Amount
Real Estate	Transfer Agent fee	$372,909
U.S. High Dividend Low Volatility	Offering fee	23,474

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Large-Cap Growth	1.15%	1.90%	0.90%	N/A	1.40%	0.80%	0.90%
Large Cap Value	1.25%	2.00%	1.00%	1.25%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	0.98%	1.35%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
Real Estate	1.35%	2.10%	1.00%	1.35%	1.60%	0.86%	1.10%
SmallCap Opportunities	1.50%	2.25%	1.15%	N/A	1.75%	1.05%	1.25%
SMID Cap Growth	1.20%	N/A	0.95%	N/A	N/A	0.93%	N/A
U.S. High Dividend Low Volatility	0.80%	N/A	0.55%	N/A	N/A	N/A	N/A

Pursuant to side letter agreements, through October 1, 2017, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.

	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Large-Cap Growth	1.14%	1.89%	0.79%	N/A	1.39%	0.78%	0.89%
Large Cap Value	1.10%	1.85%	0.76%	1.10%	1.35%	0.74%	0.85%
MidCap Opportunities(1)	1.31%	2.06%	0.98%	1.31%	1.56%	0.88%	1.06%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of May 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2018	2019	2020	Total
Large-Cap Growth	$—	$229,457	$351,438	$580,895
Large Cap Value	270,924	587,158	548,396	1,406,478
MidCap Opportunities	161,507	508	—	162,015
SMID Cap Growth	—	—	29,387	29,387
U.S. High Dividend Low Volatility	—	—	43,602	43,602

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2017, are as follows:

	May 31,
	2018	2019	2020	Total
Large-Cap Growth
Class A	$127,693	$76,912	$75,055	$279,660
Class C	49,324	34,535	35,128	118,987
Class I	—	280,129	454,392	734,521
Class R	8	760	850	1,618
Class W	6,889	8,062	12,219	27,170
Large Cap Value
Class A	52,805	198,073	220,947	471,825
Class C	12,475	36,324	36,332	85,131
Class I	26,393	104,590	105,293	236,276
Class O	2,820	11,482	13,027	27,329
Class R	—	34	104	138
Class R6	701	—	—	701
Class W	6,483	13,742	7,616	27,841
MidCap Opportunities
Class I	86,287	150,131	—	236,418
Class R6	2,986	1,533	—	4,519
U.S. High Dividend Low Volatility
Class A	—	—	107	107

The expense limitation agreements are contractual through October 1, 2017 (except for SMID Cap Growth and U.S. High Dividend Low Volatility, which are through October 1, 2019) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Effective May 19, 2017, the line of credit agreement was renewed and each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Funds or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended May 31, 2017:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large-Cap Growth	6	$5,915,500	1.64%
Large Cap Value	3	2,191,667	1.66
MidCap Opportunities	5	3,135,800	1.74
Multi-Manager Mid Cap Value	5	848,800	1.40
Real Estate	1	6,654,000	1.91
U.S. High Dividend Low Volatility	2	946,000	1.66

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares coverted	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)

Large-Cap Growth
Class A
5/31/2017	329,461	—	96,272	(518,195)	1,701	(90,761)	10,846,925	—	2,959,397	(16,595,960)	58,371	(2,731,267)
5/31/2016	281,165	259,645	127,998	(496,085)	—	172,723	8,638,860	7,999,327	3,892,421	(15,065,564)	—	5,465,044
Class B(1)
5/31/2017	1,042	—	403	(10,788)	(1,964)	(11,307)	27,924	—	10,774	(305,948)	(58,371)	(325,621)
5/31/2016	348	—	1,558	(17,097)	—	(15,191)	9,360	—	41,779	(475,236)	—	(424,097)
Class C
5/31/2017	116,503	—	55,667	(435,740)	—	(263,570)	3,240,636	—	1,480,738	(12,400,304)	—	(7,678,930)
5/31/2016	164,003	212,840	61,574	(167,484)	—	270,933	4,461,275	5,762,459	1,645,263	(4,548,881)	—	7,320,116
Class I
5/31/2017	3,630,502	—	362,946	(1,806,392)	—	2,187,056	131,934,113	—	12,253,066	(63,646,378)	—	80,540,801
5/31/2016	1,257,005	6,330,365	46,204	(1,405,718)	—	6,227,856	41,908,334	213,298,461	1,536,272	(46,359,394)	—	210,383,673
Class R
5/31/2017	9,298	—	1,039	(19,020)	—	(8,683)	322,811	—	34,818	(651,548)	—	(293,919)
5/31/2016	6,547	39,964	29	(20,695)	—	25,845	212,433	1,339,404	980	(627,332)	—	925,485
Class R6
5/31/2017	370,245	—	72,141	(1,212,507)	—	(770,121)	12,809,316	—	2,434,764	(43,094,043)	—	(27,849,963)
6/2/2015(2)- 5/31/2016	141,710	2,055,858	6	(715,149)	—	1,482,425	4,585,989	69,257,857	190	(23,702,977)	—	50,141,059
Class W
5/31/2017	284,981	—	16,596	(78,046)	—	223,531	9,893,112	—	547,016	(2,647,304)	—	7,792,824
5/31/2016	174,782	70,185	10,226	(168,653)	—	86,540	5,865,892	2,312,874	332,535	(5,235,003)	—	3,276,298
Large Cap Value
Class A
5/31/2017	1,234,090	—	637,556	(6,360,944)	21,105	(4,468,193)	14,839,644	—	7,486,040	(76,100,301)	265,709	(53,508,908)
5/31/2016	1,179,095	—	1,582,202	(7,869,089)	—	(5,107,792)	13,095,451	—	17,339,296	(87,226,488)	—	(56,791,741)
Class B(1)
5/31/2017	699	—	1,972	(221,228)	(21,155)	(239,712)	8,400	—	22,967	(2,662,721)	(265,709)	(2,897,063)
5/31/2016	186	—	10,397	(203,156)	—	(192,573)	2,035	—	113,369	(2,290,223)	—	(2,174,819)
Class C
5/31/2017	153,085	—	60,636	(2,015,208)	—	(1,801,487)	1,829,579	—	709,912	(23,791,447)	—	(21,251,956)
5/31/2016	238,104	—	217,628	(1,716,305)	—	(1,260,573)	2,634,025	—	2,373,794	(18,994,485)	—	(13,986,666)
Class I
5/31/2017	2,586,050	—	354,102	(4,793,300)	—	(1,853,148)	33,310,190	—	4,458,246	(60,305,628)	—	(22,537,192)
5/31/2016	8,958,682	—	783,824	(11,141,747)	—	(1,399,241)	103,991,568	—	9,199,456	(130,807,151)	—	(17,616,127)
Class O
5/31/2017	119,552	—	636	(379,594)	—	(259,406)	1,424,659	—	7,471	(4,512,029)	—	(3,079,899)
5/31/2016	197,654	—	1,400	(431,938)	—	(232,884)	2,171,820	—	15,319	(4,806,527)	—	(2,619,388)
Class R
5/31/2017	81,304	—	5,974	(143,199)	—	(55,921)	961,578	—	70,173	(1,687,416)	—	(655,665)
5/31/2016	69,796	—	14,376	(111,561)	—	(27,389)	740,190	—	157,214	(1,263,806)	—	(366,402)
Class R6
5/31/2017	4,659,497	—	279,682	(5,478,616)	—	(539,437)	61,168,912	—	3,506,690	(69,520,130)	—	(4,844,528)
5/31/2016	9,619,421	—	1,023,374	(16,382,121)	—	(5,739,326)	117,264,455	—	11,982,703	(192,715,126)	—	(63,467,968)
Class W
5/31/2017	620,890	—	23,942	(550,181)	—	94,651	8,194,287	—	302,218	(6,963,311)	—	1,533,194
5/31/2016	253,479	—	121,643	(3,108,424)	—	(2,733,302)	3,038,600	—	1,429,083	(35,528,762)	—	(31,061,079)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares coverted	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)

MidCap Opportunities
Class A
5/31/2017	2,663,053	—	724,600	(4,093,594)	10,054	(695,887)	59,487,631	—	15,238,341	(90,007,775)	231,849	(15,049,954)
5/31/2016	2,004,392	—	1,144,075	(4,395,978)	—	(1,247,511)	43,593,789	—	23,751,006	(95,173,414)	—	(27,828,619)
Class B(1)
5/31/2017	809	—	3,459	(86,516)	(12,628)	(94,876)	13,848	—	58,077	(1,533,232)	(231,849)	(1,693,156)
5/31/2016	1,955	—	10,759	(72,462)	—	(59,748)	33,478	—	182,578	(1,338,705)	—	(1,122,649)
Class C
5/31/2017	761,500	—	400,869	(2,356,647)	—	(1,194,278)	13,299,010	—	6,670,452	(42,053,830)	—	(22,084,368)
5/31/2016	818,066	—	552,038	(1,199,706)	—	170,398	14,525,171	—	9,290,811	(21,289,493)	—	2,526,489
Class I
5/31/2017	8,116,100	—	1,408,994	(11,375,441)	—	(1,850,347)	200,710,763	—	33,252,268	(280,301,929)	—	(46,338,898)
5/31/2016	7,796,464	—	1,928,752	(9,853,892)	—	(128,676)	184,124,024	—	44,496,302	(234,986,213)	—	(6,365,887)
Class O
5/31/2017	210,982	—	5,132	(331,918)	—	(115,804)	4,500,419	—	107,515	(7,298,095)	—	(2,690,161)
5/31/2016	312,694	—	7,113	(277,467)	—	42,340	6,537,175	—	147,175	(5,996,817)	—	687,533
Class R
5/31/2017	54,203	—	7,442	(14,247)	—	47,398	1,172,940	—	153,754	(306,795)	—	1,019,899
5/31/2016	17,727	—	7,160	(17,761)	—	7,126	371,140	—	146,626	(376,434)	—	141,332
Class R6
5/31/2017	2,288,558	—	292,922	(1,315,547)	—	1,265,933	56,320,124	—	6,942,252	(32,661,073)	—	30,601,303
5/31/2016	1,722,230	—	352,312	(1,486,222)	—	588,320	40,619,717	—	8,148,982	(36,129,780)	—	12,638,919
Class W
5/31/2017	2,445,683	—	191,527	(1,107,608)	—	1,529,602	58,906,951	—	4,464,479	(26,957,750)	—	36,413,680
5/31/2016	955,742	—	261,904	(1,753,461)	—	(535,815)	22,870,916	—	5,974,031	(41,791,914)	—	(12,946,967)

Multi-Manager Mid Cap Value
Class I
5/31/2017	3,036,160	—	615,049	(7,968,417)	—	(4,317,208)	33,283,021	—	6,876,241	(88,795,600)	—	(48,636,338)
5/31/2016	9,830,262	—	4,188,536	(7,454,553)	—	6,564,245	112,182,806	—	41,508,397	(78,904,452)	—	74,786,751

Real Estate
Class A
5/31/2017	2,154,102	—	668,432	(4,921,965)	825	(2,098,606)	41,408,706	—	12,190,360	(91,481,220)	14,840	(37,867,314)
5/31/2016	2,074,481	—	703,420	(4,740,337)	—	(1,962,436)	39,307,592	—	13,353,703	(89,607,829)	—	(36,946,534)
Class B(1)
5/31/2017	373	—	338	(11,936)	(817)	(12,042)	6,871	—	6,231	(228,299)	(14,840)	(230,037)
5/31/2016	36	—	955	(13,640)	—	(12,649)	691	—	18,228	(259,792)	—	(240,873)
Class C
5/31/2017	141,290	—	78,333	(494,824)	—	(275,201)	2,923,453	—	1,497,421	(9,671,934)	—	(5,251,060)
5/31/2016	196,016	—	81,584	(397,212)	—	(119,612)	3,925,953	—	1,624,108	(7,844,204)	—	(2,294,143)
Class I
5/31/2017	8,522,863	—	2,484,245	(21,515,648)	—	(10,508,540)	176,022,874	—	49,228,282	(438,657,666)	—	(213,406,510)
5/31/2016	9,593,856	—	2,419,418	(14,739,729)	—	(2,726,455)	195,149,176	—	49,413,611	(300,106,445)	—	(55,543,658)
Class O
5/31/2017	226,286	—	3,832	(268,179)	—	(38,061)	4,195,562	—	69,716	(5,051,587)	—	(786,309)
5/31/2016	241,970	—	3,885	(242,104)	—	3,751	4,571,538	—	73,702	(4,569,021)	—	76,219
Class R
5/31/2017	129,978	—	12,306	(116,655)	—	25,629	2,478,576	—	222,771	(2,173,344)	—	528,003
5/31/2016	130,467	—	9,586	(60,795)	—	79,258	2,455,036	—	181,579	(1,152,385)	—	1,484,230
Class R6
5/31/2017	2,200,504	—	185,019	(1,157,592)	—	1,227,931	46,403,212	—	3,656,151	(22,662,308)	—	27,397,055
5/31/2016	467,889	—	58,137	(211,938)	—	314,088	9,516,664	—	1,188,687	(4,354,968)	—	6,350,383
Class W
5/31/2017	598,160	—	127,946	(1,640,696)	—	(914,590)	13,913,411	—	2,893,776	(37,755,113)	—	(20,947,926)
5/31/2016	421,172	—	149,933	(1,137,713)	—	(566,608)	9,586,374	—	3,448,431	(26,096,744)	—	(13,061,939)

SmallCap Opportunities
Class A
5/31/2017	652,586	—	81,151	(970,779)	638	(236,404)	36,184,908	—	4,482,798	(53,130,493)	37,421	(12,425,366)
5/31/2016	1,119,361	—	247,472	(794,142)	—	572,691	58,545,503	—	12,296,883	(41,329,100)	—	29,513,286
Class B(1)
5/31/2017	28	—	149	(5,640)	(803)	(6,266)	1,234	—	6,547	(251,086)	(37,421)	(280,726)
5/31/2016	69	—	678	(3,755)	—	(3,008)	2,782	—	27,206	(164,541)	—	(134,553)
Class C
5/31/2017	159,090	—	35,577	(373,476)	—	(178,809)	6,978,571	—	1,560,401	(16,711,696)	—	(8,172,724)
5/31/2016	242,870	—	104,474	(149,663)	—	197,681	10,652,726	—	4,182,101	(6,219,553)	—	8,615,274

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares coverted	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
SmallCap Opportunities (continued)
Class I
5/31/2017	2,427,444	—	143,221	(1,672,627)	—	898,038	144,074,435	—	8,550,313	(98,257,104)	—	54,367,644
5/31/2016	1,602,737	—	415,356	(2,024,035)	—	(5,942)	89,224,465	—	22,196,613	(114,353,970)	—	(2,932,892)
Class R
5/31/2017	29,579	—	1,349	(25,415)	—	5,513	1,608,516	—	73,310	(1,368,354)	—	313,472
5/31/2016	25,629	—	3,348	(17,705)	—	11,272	1,362,859	—	164,116	(912,357)	—	614,618
Class R6
5/31/2017	1,251,467	—	70,760	(593,570)	—	728,657	74,763,468	—	4,242,756	(35,500,202)	—	43,506,022
5/31/2016	741,801	—	174,110	(437,805)	—	478,106	42,524,121	—	9,332,260	(24,317,416)	—	27,538,965
Class W
5/31/2017	947,550	—	18,931	(286,774)	—	679,707	56,443,242	—	1,116,351	(16,916,585)	—	40,643,008
5/31/2016	383,550	—	49,711	(519,435)	—	(86,174)	21,135,488	—	2,625,732	(28,467,169)	—	(4,705,949)

SMID Cap Growth
Class A
12/6/2016(2)-5/31/2017	108,840	—	32	(939)	—	107,933	1,092,636	—	312	(10,028)	—	1,082,920
Class I
12/6/2016(2)-5/31/2017	100,001	—	47	—	—	100,048	1,000,010	—	470	—	—	1,000,480
Class R6
12/6/2016(2)-5/31/2017	100,001	—	47	—	—	100,048	1,000,010	—	470	—	—	1,000,480

U.S. High Dividend Low Volatility
Class A
12/6/2016(2)-5/31/2017	3,527	—	1	—	—	3,528	37,031	—	12	—	—	37,043
Class I
12/6/2016(2)-5/31/2017	1,877,395	—	3,484	(114,072)	—	1,766,807	18,773,954	—	35,294	(1,205,011)	—	17,604,237

(1)	Class B converted to Class A on May 2, 2017.

(2)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2017:

Large-Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$1,043,534	$(1,043,534)	$—
Goldman, Sachs & Co.	47,016	(47,016)	—
J.P. Morgan Securities LLC	1,926,384	(1,926,384)	—
Total	$3,016,934	$(3,016,934)	$—

(1)	Collateral with a fair value of $3,082,994 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Bank PLC	$6,080,206	$(6,080,206)	$—
Total	$6,080,206	$(6,080,206)	$—

(1)	Collateral with a fair value of $6,213,961 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

MidCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$1,871,048	$(1,871,048)	$—
Goldman, Sachs & Co.	12,979,420	(12,979,420)	—
J.P. Morgan Securities LLC	2,610,432	(2,610,432)	—
Morgan Stanley & Co. LLC	1,310,440	(1,310,440)	—
Natixis Securities America LLC	4,525,510	(4,525,510)	—
RBC Dominion Securities Inc	5,742,141	(5,742,141)	—
Scotia Capital (USA) INC	189,370	(189,370)	—
UBS AG	296,560	(296,560)	—
Total	$29,524,921	$(29,524,921)	$—

(1)	Collateral with a fair value of $30,180,307 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$673,009	$(673,009)	$—
HSBC Bank PLC	1,093,050	(1,093,050)	—
SG Americas Securities, LLC	743,454	(743,454)	—
Barclays Bank PLC	329,600	(329,600)	—
Citadel Clearing LLC	138,761	(138,761)	—
Citigroup Global Markets Inc.	40,935	(40,935)	—
Deutsche Bank Securities Inc.	284,001	(284,001)	—
J.P. Morgan Securities LLC	129,665	(129,665)	—
Jefferies LLC	292,880	(292,880)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	253,608	(253,608)	—
Morgan Stanley & Co. LLC	409,008	(409,008)	—
RBC Dominion Securities Inc	772,926	(772,926)	—
SG Americas Securities, LLC	181,645	(181,645)	—
UBS Securities LLC.	282,389	(282,389)	—
Wells Fargo Securities LLC	194,882	(194,882)	—
Total	$5,819,813	$(5,819,813)	$—

(1)	Collateral with a fair value of $6,033,138 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$1,489,266	$(1,489,266)	$—
BNP Paribas Prime Brokerage, Inc.	3,978	(3,978)	—
Barclays Capital Inc.	1,350,871	(1,350,871)	—
Citadel Clearing LLC	2,857,021	(2,857,021)	—
Citigroup Global Markets Inc.	2,716	(2,716)	—
Credit Suisse Securities (USA) LLC	536,301	(536,301)	—
Deutsche Bank Securities Inc.	2,304	(2,304)	—
Goldman, Sachs & Co.	17,447,341	(17,447,341)	—
Industrial And Commercial Bank Of China	6,530	(6,530)	—
J.P. Morgan Securities LLC	15,575,054	(15,575,054)	—
Jefferies LLC	3,649,372	(3,649,372)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,771,365	(1,771,365)	—

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

SmallCap Opportunities (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$1,419,348	$(1,419,348)	$—
National Financial Services LLC	147,716	(147,716)	—
Natixis Securities America LLC	73,002	(73,002)	—
RBC Dominion Securities Inc	4,946,574	(4,946,574)	—
SG Americas Securities, LLC	718,130	(718,130)	—
Scotia Capital (USA) INC	663,482	(663,482)	—
UBS Securities LLC.	509,250	(509,250)	—
Wells Fargo Securities LLC	550,235	(550,235)	—
Total	$53,719,856	$(53,719,856)	$—

(1)	Collateral with a fair value of $54,968,606 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SMID Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage, Inc.	$6,927	$(6,927)	$—
Citadel Clearing LLC	8,953	(8,953)	—
Citigroup Global Markets Inc.	$9,658	$(9,658)	$—
Credit Suisse Securities (USA) LLC	20,132	(20,132)	—
J.P. Morgan Securities LLC	37,396	(37,396)	—
Jefferies LLC	94,570	(94,570)	—
Total	$177,636	$(177,636)	$—

(1)	Collateral with a fair value of $182,574 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. High Dividend Low Volatility

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$23,731	$(23,731)	$—
Total	$23,731	$(23,731)	$—

(1)	Collateral with a fair value of $24,300 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2017:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Large-Cap Growth	$—	$490	$(490)
Large Cap Value	(1)	(927,295)	927,296
MidCap Opportunities	—	1,522,052	(1,522,052)
Multi-Manager Mid Cap Value	—	(27)	27
Real Estate(1)	—	802,801	(802,801)
SmallCap Opportunities	—	1,135,818	(1,135,818)
SMID Cap Growth	(629)	635	(6)
U.S. High Dividend Low Volatility	(4)	(389)	393

(1)	As of the Fund’s tax year ended December 31, 2016.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Large-Cap Growth	$2,461,593	$18,182,036	$—	$8,753,003
Large Cap Value	18,181,483	—	19,941,478	26,547,356
MidCap Opportunities	1,490,666	79,350,515	21,350,861	91,040,851
Multi-Manager Mid Cap Value	2,884,385	3,991,856	11,864,072	29,644,325
Real Estate(1)	22,614,402	82,927,098	19,240,204	75,841,182
SmallCap Opportunities	—	21,775,441	8,167,424	48,161,699
SMID Cap Growth	1,252	—	—	—
U.S. High Dividend Low Volatility	35,306	—	—	—

(1)	Amounts and composition of dividends and distributions presented herein are based on the Fund’s tax year-ends of December 31, 2016 and December 31, 2015.

The tax-basis components of distributable earnings as of May 31, 2017 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)
Large-Cap Growth	$6,468,581	$15,073,437	$—	$109,412,811
Large Cap Value	3,857,634	47,585,055	—	140,642,688
MidCap Opportunities	48,724,722	48,318,272	(1,247,084)	201,267,975
Multi-Manager Mid Cap Value	521,459	9,689,596	(523)	20,813,601
Real Estate(1)	—	24,932,071	—	355,739,584
SmallCap Opportunities	2,526,455	60,007,020	(1,126,537)	86,249,713
SMID Cap Growth	81,147	46	(653)	114,362
U.S. High Dividend Low Volatility	271,107	1,077	—	1,153,940

(1)	As of the Fund’s tax year ended December 31, 2016.

At May 31, 2017, the Funds did not have any capital loss carryovers for U.S. federal income tax purposes.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of May 31, 2017, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

NOTE 13 — LITIGATION

On September 24, 2012, certain funds, including Large Cap Value (the “Subject Fund”), was officially served and included as a shareholder defendant (“Shareholder Defendant”) in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “Fitzsimons Action” and/or the “Actual Fraudulent Action”). The Fitzsimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the Fitzsimons Action, the plaintiff alleges that the Tribune Company acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the plaintiff must prove that the Tribune Company — not the Subject Fund — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the plaintiff need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering their shares is not a defense to the plaintiff’s actual fraud claim.

In addition to the Fitzsimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the Fitzsimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 13 — LITIGATION (continued)

allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered the Tribune Company insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”).

On November 6, 2012, the defendant submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013, meaning that the State Law Constructive Fraudulent Transfer Cases cannot go forward unless successfully appealed. Before the State Law Constructive Fraudulent Transfer Cases were dismissed, the threshold for defendants in the case was set at $100,000. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. In reaching its determination, the Second Circuit held that section 546(e) of the Bankruptcy Code barred the creditor state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit. On July 22, 2016, the Second Circuit denied the plaintiffs’ motion and the plaintiffs filed a petition for a writ of certiorari in the Supreme Court on September 9, 2016. The defendants filed their opposition to the petition on October 24, 2016 to which the plaintiffs filed a reply on November 4, 2016. As of July 11, 2017, the Supreme Court has postponed consideration of the plaintiffs’ certiorari petition. A date has not yet been scheduled.

Procedural History of the Fitzsimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the Fitzsimons Action was transferred to the New York Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the Fitzsimons Action would remain with the New York Court. On May 23, 2014, a Motion to Dismiss the Fitzsimons Action, as it applies to the Subject Fund, was filed. On July 3, 2014, a reply to the Motion in Opposition was filed. In late September 2015, the Plaintiffs wrote to the judge asking him to lift the current stay on discovery so that they could take written discovery from certain defendants (not the shareholders). On October 15, 2015, the judge denied the Plaintiffs’ request on the grounds that he “intends to issue opinions resolving several of the pending motions to dismiss shortly.” On January 6, 2017, the Motion to Dismiss was granted and the Subject Fund is no longer a defendant in the Fitzsimons Action. The plaintiffs may appeal to the Second Circuit Court of Appeals.

Potential Exposure

For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the Fitzsimons Action or the State Law Constructive Fraudulent Transfer Cases, and the decision is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340).

The Subject Fund believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 14 — REORGANIZATION

On October 23, 2015, Large-Cap Growth (“Acquiring Fund”) acquired all of the assets of, and assumed all the liabilities of Voya Large Cap Growth Fund (“Acquired Fund”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on September 22, 2015. The transaction was intended to enhance the efficiency and reduce the complexity of the Voya family of funds. In support of the reorganization proposal, the Investment Adviser noted that shareholders of Class I and Class R6 shares of the Acquired Fund are expected to benefit from a reduction in total gross expenses as shareholders of the Acquiring Fund. Additionally, the shareholders of all classes of the Acquired Fund are expected to benefit from an expense limitation agreement between the Investment Adviser and the Acquiring Fund, which contractually obligates the Investment Adviser to limit the expenses of the Acquiring Fund at a rate that is lower than the rate provided in the expense limitation agreement between the Investment Adviser and the Acquired Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2017 (CONTINUED)

NOTE 14 — REORGANIZATION (continued)

with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2015, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2016, are as follows:

Net investment income	$1,104,125
Net realized and unrealized gain on investments	$486,148
Net increase in net assets resulting from operations	$1,590,273

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since October 23, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Fund’s Capital Loss Carryforwards (000s)	Acquired Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$299,970	$125,373	$0	$47,185	0.4950

The net assets of the Acquiring Fund after the acquisition were $425,343,353.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2017, the following Funds declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Large Cap Value
Class A	$0.0397	July 5, 2017	June 30, 2017
Class C	$0.0145	July 5, 2017	June 30, 2017
Class I	$0.0507	July 5, 2017	June 30, 2017
Class O	$0.0399	July 5, 2017	June 30, 2017
Class R	$0.0297	July 5, 2017	June 30, 2017
Class R6	$0.0514	July 5, 2017	June 30, 2017
Class W	$0.0477	July 5, 2017	June 30, 2017
Real Estate
Class A	$0.1205	July 5, 2017	June 30, 2017
Class C	$0.0812	July 5, 2017	June 30, 2017
Class I	$0.1383	July 5, 2017	June 30, 2017
Class O	$0.1219	July 5, 2017	June 30, 2017
Class R	$0.1101	July 5, 2017	June 30, 2017
Class R6	$0.1407	July 5, 2017	June 30, 2017
Class W	$0.1309	July 5, 2017	June 30, 2017

Contractual fee changes: On July 13, 2017, the Board approved revisions to the management fee, distribution and/or service fees and expense limits for Large-Cap Growth. Effective August 1, 2017, the management fee will be 0.51% on all assets, the distribution and/or service fees for Class A will be 0.25% provided, however, that distribution fees shall not exceed 0.10%; the 0.10% distribution fee waiver will be terminated; and pursuant to a side letter agreement through October 1, 2018, the Investment Adviser has further lowered expenses limits to 1.04%, 1.79%, 0.66%, 1.29%, 0.58% and 0.79% for Class A, Class C, Class I, Class R, Class R6 and Class W.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA LARGE-CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Consumer Discretionary: 19.9%
16,249	@	Amazon.com, Inc.	$16,161,580	3.2
70,408	@	Burlington Stores, Inc.	6,889,423	1.4
122,952		Coach, Inc.	5,681,612	1.1
304,146		Comcast Corp. — Class A	12,679,847	2.5
127,908	@	Dish Network Corp. — Class A	8,156,693	1.6
102,159	@	Dollar Tree, Inc.	7,937,754	1.6
80,399		Home Depot, Inc.	12,342,050	2.5
214,563		Interpublic Group of Cos., Inc.	5,349,056	1.1
36,240		McDonald’s Corp.	5,468,254	1.1
38,539	@	O’Reilly Automotive, Inc.	9,329,521	1.9
115,315		Other Securities	9,819,634	1.9
			99,815,424	19.9

		Consumer Staples: 10.0%
92,979		Church & Dwight Co., Inc.	4,803,295	1.0
56,009		Costco Wholesale Corp.	10,105,704	2.0
141,050	@	Monster Beverage Corp.	7,131,488	1.4
121,023		PepsiCo, Inc.	14,143,958	2.8
62,366	@	Post Holdings, Inc.	5,010,484	1.0
162,532		Sysco Corp.	8,867,746	1.8
			50,062,675	10.0

		Energy: 0.6%
33,988		Other Securities	3,152,727	0.6

		Financials: 4.1%
58,765		Aon PLC	7,692,926	1.5
131,453		Intercontinental Exchange, Inc.	7,912,156	1.6
139,758		TD Ameritrade Holding Corp.	5,221,359	1.0
			20,826,441	4.1

		Health Care: 14.8%
31,745		Allergan plc	7,102,944	1.4
33,133		Becton Dickinson & Co.	6,269,758	1.3
31,349	@	Biogen, Inc.	7,767,342	1.6
342,302	@	Boston Scientific Corp.	9,252,423	1.9
83,260	@	Celgene Corp.	9,525,777	1.9
79,648		Johnson & Johnson	10,214,856	2.0
75,603		UnitedHealth Group, Inc.	13,244,133	2.6
120,262		Zoetis, Inc.	7,489,917	1.5
27,889		Other Securities	3,209,187	0.6
			74,076,337	14.8

		Industrials: 10.4%
178,490		Delta Air Lines, Inc.	8,769,214	1.8
93,853		Emerson Electric Co.	5,548,589	1.1
66,698		Ingersoll-Rand PLC — Class A	5,976,141	1.2
25,942		Northrop Grumman Corp.	6,724,685	1.3
45,281		Stanley Black & Decker, Inc.	6,232,477	1.2
24,551		TransDigm Group, Inc.	6,581,632	1.3

COMMON STOCK: (continued)
		Industrial: (continued)
44,790		Union Pacific Corp.	$4,940,337	1.0
101,152		Waste Management, Inc.	7,374,992	1.5
			52,148,067	10.4

		Information Technology: 33.0%
45,542	@	Adobe Systems, Inc.	6,460,588	1.3
21,840	@	Alphabet, Inc. — Class A	21,558,046	4.3
204,638		Apple, Inc.	31,260,501	6.2
232,718		Applied Materials, Inc.	10,677,102	2.1
51,518	@	Electronic Arts, Inc.	5,838,535	1.2
74,013	@	Facebook, Inc.	11,210,009	2.2
88,461		Fidelity National Information Services, Inc.	7,596,146	1.5
100,790		Mastercard, Inc. — Class A	12,385,075	2.5
64,977		Microchip Technology, Inc.	5,412,584	1.1
385,908		Microsoft Corp.	26,951,815	5.4
114,432	@	Salesforce.com, Inc.	10,257,684	2.0
84,520		Texas Instruments, Inc.	6,972,055	1.4
70,339	@,L	VMware, Inc.	6,833,434	1.3
32,339		Other Securities	2,412,489	0.5
			165,826,063	33.0

		Materials: 3.5%
87,536	@	Berry Plastics Group, Inc.	5,076,213	1.0
95,449	@	Crown Holdings, Inc.	5,511,225	1.1
113,749		Dow Chemical Co.	7,047,888	1.4
			17,635,326	3.5

		Real Estate: 2.6%
69,097		American Tower Corp.	9,064,836	1.8
9,327		Other Securities	4,113,300	0.8
			13,178,136	2.6

		Total Common Stock
		(Cost $385,770,631)	496,721,196	98.9

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.3%

	Securities Lending Collateralcc: 0.6%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,000,022, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,020,000, due 06/15/17–03/20/67)	1,000,000	0.2

See Accompanying Notes to Financial Statements

VOYA LARGE-CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)

	Securities Lending Collateralcc: (continued)
82,994	Citigroup, Inc., Repurchase Agreement dated 05/31/17, 0.79%, due 06/01/17 (Repurchase Amount $82,996, collateralized by various U.S. Government Securities, 2.500%–2.875%, Market Value plus accrued interest $84,654, due 05/15/43-02/15/46)	$82,994	0.0
1,000,000	HSBC Securities USA, Repurchase Agreement dated 05/31/17, 0.77%, due 06/01/17 (Repurchase Amount $1,000,021, collateralized by various U.S. Government Securities, 0.000%–2.125%, Market Value plus accrued interest $1,020,004, due 11/24/17–08/31/22)	1,000,000	0.2
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $1,000,022, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%–7.000%, Market Value plus accrued interest $1,020,000, due 02/19/19–09/09/49)	1,000,000	0.2
		3,082,994	0.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.7%
3,532,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%††
	(Cost $3,532,000)	$3,532,000	0.7

	Total Short-Term Investments
	(Cost $6,614,994)	6,614,994	1.3

	Total Investments in Securities (Cost $392,385,625)	$503,336,190	100.2
	Liabilities in Excess of Other Assets	(992,454)	(0.2)
	Net Assets	$502,343,736	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.
Cost for federal income tax purposes is $393,923,379.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$115,684,327
Gross Unrealized Depreciation	(6,271,516)
Net Unrealized Appreciation	$109,412,811

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$496,721,196	$—	$—	$496,721,196
Short-Term Investments	3,532,000	3,082,994	—	6,614,994
Total Investments, at fair value	$500,253,196	$3,082,994	$—	$503,336,190

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.7%
		Consumer Discretionary: 5.2%
143,163		CBS Corp. — Class B	$8,748,691	0.9
363,817		Coach, Inc.	16,811,983	1.8
199,178	@	Dish Network Corp. — Class A	12,701,581	1.3
53,303		Vail Resorts, Inc.	11,401,512	1.2
			49,663,767	5.2

		Consumer Staples: 8.5%
302,912		Coca-Cola Co.	13,773,409	1.4
124,480		Kraft Heinz Co.	11,477,056	1.2
235,681		Philip Morris International, Inc.	28,234,584	3.0
262,461		Wal-Mart Stores, Inc.	20,629,434	2.2
73,523		Other Securities	6,823,670	0.7
			80,938,153	8.5

		Energy: 11.3%
183,183		Anadarko Petroleum Corp.	9,256,237	1.0
483,948		Canadian Natural Resources Ltd.	13,966,739	1.5
465,331		Exxon Mobil Corp.	37,459,146	3.9
373,060		Plains GP Holdings L.P.	9,949,510	1.1
304,442		Royal Dutch Shell PLC — Class A ADR	16,564,689	1.7
292,070		Schlumberger Ltd.	20,325,151	2.1
			107,521,472	11.3

		Financials: 24.3%
141,841		Chubb Ltd.	20,310,213	2.1
540,379		Citizens Financial Group, Inc.	18,426,924	1.9
277,814		Comerica, Inc.	19,046,928	2.0
362,926		Discover Financial Services	21,303,756	2.2
531,193		Hartford Financial Services Group, Inc.	26,235,622	2.8
485,979		JPMorgan Chase & Co.	39,923,175	4.2
1,220,789		Keycorp	21,327,184	2.3
444,568		Lazard Ltd.	19,783,276	2.1
868,123		Wells Fargo & Co.	44,395,810	4.7
			230,752,888	24.3

		Health Care: 10.7%
347,250	L	AstraZeneca PLC ADR	11,941,928	1.3
236,524		Medtronic PLC	19,934,243	2.1
388,657		Merck & Co., Inc.	25,305,457	2.7
1,050,596		Pfizer, Inc.	34,301,959	3.6
57,282		UnitedHealth Group, Inc.	10,034,661	1.0
			101,518,248	10.7

		Industrials: 9.6%
86,809		Cummins, Inc.	13,689,779	1.4
200,426		Deere & Co.	24,544,168	2.6
90,078		General Dynamics Corp.	18,308,353	1.9
63,148		Rockwell Automation, Inc.	10,022,851	1.1
269,584		Timken Co.	12,441,302	1.3

COMMON STOCK: (continued)
		Industrials: (continued)
85,108		Watsco, Inc.	$12,010,441	1.3
			91,016,894	9.6

		Information Technology: 11.3%
96,064		Apple, Inc.	14,674,736	1.5
723,139		Cisco Systems, Inc.	22,800,573	2.4
141,153		Microchip Technology, Inc.	11,758,045	1.2
148,273		Microsoft Corp.	10,355,386	1.1
522,179		Oracle Corp.	23,701,705	2.5
272,884		Qualcomm, Inc.	15,628,067	1.7
145,902		Other Securities	8,546,939	0.9
			107,465,451	11.3

		Materials: 2.9%
316,484		Dow Chemical Co.	19,609,349	2.1
133,074		Other Securities	7,731,599	0.8
			27,340,948	2.9

		Real Estate: 4.6%
108,224		Crown Castle International Corp.	11,000,970	1.2
325,220		Gaming and Leisure Properties, Inc.	11,938,826	1.2
192,887		Highwoods Properties, Inc.	9,721,505	1.0
109,963		Mid-America Apartment Communities, Inc.	11,209,628	1.2
			43,870,929	4.6

		Telecommunication Services: 3.5%
864,208		AT&T, Inc.	33,297,934	3.5

		Utilities: 6.8%
239,013		Ameren Corp.	13,563,988	1.4
342,346		Exelon Corp.	12,430,583	1.3
171,040		NextEra Energy, Inc.	24,191,897	2.6
214,494		PG&E Corp.	14,667,100	1.5
			64,853,568	6.8

		Total Common Stock
		(Cost $794,511,796)	938,240,252	98.7

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.4%

	Securities Lending Collateralcc: 0.6%
1,475,848	BNP Paribas S.A., Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,475,881, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.000%, Market Value plus accrued interest $1,505,365, due 06/30/17-07/20/63)	1,475,848	0.2

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)

	Securities Lending Collateralcc: (continued)
1,475,848	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,475,881, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,505,365, due 06/15/17–03/20/67)	$1,475,848	0.1
1,475,848	Daiwa Capital Markets, Repurchase Agreement dated 05/31/17, 0.85%, due 06/01/17 (Repurchase Amount $1,475,882, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,505,365, due 06/08/17–12/01/51)	1,475,848	0.1
1,475,848	Nomura Securities, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,475,881, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $1,505,365, due 06/01/17–05/20/67)	1,475,848	0.2
310,569	Royal Bank of Scotland PLC, Repurchase Agreement dated 05/31/17, 0.79%, due 06/01/17 (Repurchase Amount $310,576, collateralized by various U.S. Government Securities, 1.000%–2.250%, Market Value plus accrued interest $316,782, due 11/30/17–07/31/19)	310,569	0.0
		6,213,961	0.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.8%
7,427,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%††
	(Cost $7,427,000)	$7,427,000	0.8

	Total Short-Term Investments
	(Cost $13,640,961)	13,640,961	1.4

	Total Investments in Securities (Cost $808,152,757)	$951,881,213	100.1
	Liabilities in Excess of Other Assets	(483,674)	(0.1)
	Net Assets	$951,397,539	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.
Cost for federal income tax purposes is $811,237,860.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$157,434,708
Gross Unrealized Depreciation	(16,791,355)
Net Unrealized Appreciation	$140,643,353

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$938,240,252	$—	$—	$938,240,252
Short-Term Investments	7,427,000	6,213,961	—	13,640,961
Total Investments, at fair value	$945,667,252	$6,213,961	$—	$951,881,213

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$638,973
Total	$638,973

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.0%
		Consumer Discretionary: 21.2%
237,070	@	Burlington Stores, Inc.	$23,197,300	1.6
260,150	@	Dave & Buster’s Entertainment, Inc.	17,352,005	1.2
397,085	@	Dollar Tree, Inc.	30,853,505	2.2
76,480		Domino’s Pizza, Inc.	16,192,345	1.1
317,535		Foot Locker, Inc.	18,864,754	1.3
1,177,621		Interpublic Group of Cos., Inc.	29,358,092	2.1
264,734		Marriott International, Inc.	28,498,615	2.0
170,080	@	O’Reilly Automotive, Inc.	41,172,966	2.9
922,722		Regal Entertainment Group	19,192,618	1.3
402,437		Ross Stores, Inc.	25,723,773	1.8
86,929	@	Ulta Beauty, Inc.	26,499,436	1.9
481,086		Other Securities	25,942,940	1.8
			302,848,349	21.2

		Consumer Staples: 7.3%
323,309		Campbell Soup Co.	18,638,764	1.3
461,021		Church & Dwight Co., Inc.	23,816,345	1.7
353,623	@	Monster Beverage Corp.	17,879,179	1.3
268,212	@	Post Holdings, Inc.	21,548,152	1.5
395,587		Sysco Corp.	21,583,226	1.5
			103,465,666	7.3

		Energy: 1.9%
261,046		EQT Corp.	14,428,012	1.0
138,596		Other Securities	12,856,165	0.9
			27,284,177	1.9

		Financials: 5.4%
286,028		Arthur J. Gallagher & Co.	16,226,368	1.1
427,299		Citizens Financial Group, Inc.	14,570,896	1.0
280,256		Intercontinental Exchange, Inc.	16,868,609	1.2
563,960		TD Ameritrade Holding Corp.	21,069,546	1.5
45,328		Other Securities	8,638,610	0.6
			77,374,029	5.4

		Health Care: 15.8%
101,610	@	Align Technology, Inc.	14,753,772	1.1
190,240	@	BioMarin Pharmaceutical, Inc.	16,672,634	1.2
89,323		Cooper Cos., Inc.	19,539,406	1.4
135,779	@	Edwards Lifesciences Corp.	15,624,090	1.1
469,206	@,L	Exact Sciences Corp.	17,111,943	1.2
15,658	@	Intuitive Surgical, Inc.	14,322,059	1.0
119,557	@	Laboratory Corp. of America Holdings	16,618,423	1.1
271,973	@,L	NuVasive, Inc.	20,406,134	1.4
499,567		Zoetis, Inc.	31,113,033	2.2
1,131,549		Other Securities(a)	59,008,260	4.1
			225,169,754	15.8

COMMON STOCK: (continued)
		Industrials: 13.8%
253,568		Alaska Air Group, Inc.	$22,073,094	1.5
283,557		Fortive Corp.	17,708,135	1.2
193,251		Ingersoll-Rand PLC — Class A	17,315,290	1.2
593,164		Masco Corp.	22,095,359	1.5
157,824		Orbital ATK, Inc.	16,044,388	1.1
629,370	@	Quanta Services, Inc.	19,296,484	1.4
141,802		Stanley Black & Decker, Inc.	19,517,627	1.4
88,225		TransDigm Group, Inc.	23,651,358	1.7
206,798		Waste Connections, Inc.	19,676,830	1.4
370,698		Xylem, Inc.	19,328,194	1.4
			196,706,759	13.8

		Information Technology: 23.0%
430,529		Amphenol Corp.	32,117,463	2.2
770,366	@	Ciena Corp.	18,088,194	1.3
282,030	@	Electronic Arts, Inc.	31,962,460	2.2
279,823	@	Fiserv, Inc.	35,056,225	2.5
181,036	@	Gartner, Inc.	21,651,906	1.5
212,496		Global Payments, Inc.	19,466,759	1.4
485,984		Maxim Integrated Products	23,230,035	1.6
380,068		Microchip Technology, Inc.	31,659,664	2.2
196,940		Motorola Solutions, Inc.	16,458,276	1.2
241,368	@	Red Hat, Inc.	21,619,332	1.5
534,659		SS&C Technologies Holdings, Inc.	20,092,485	1.4
387,113	@	Vantiv, Inc.	24,279,727	1.7
147,926	@,L	VMware, Inc.	14,371,011	1.0
271,547		Other Securities	18,387,603	1.3
			328,441,140	23.0

		Materials: 4.6%
272,947	@	Berry Plastics Group, Inc.	15,828,197	1.1
384,156	@	Crown Holdings, Inc.	22,181,167	1.6
271,757		Packaging Corp. of America	27,762,695	1.9
			65,772,059	4.6

		Real Estate: 5.0%
47,261		Equinix, Inc.	20,842,574	1.5
276,490		Equity Lifestyle Properties, Inc.	23,335,756	1.6
195,919	@	SBA Communications Corp.	27,072,087	1.9
			71,250,417	5.0

		Total Common Stock
		(Cost $1,195,742,794)	1,398,312,350	98.0

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%

	Securities Lending Collateralcc: 2.1%
7,167,923	Bank of Nova Scotia, Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $7,168,080, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.250%, Market Value plus accrued interest $7,311,445, due 06/22/17–09/09/49)	$7,167,923	0.5
7,167,923	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $7,168,084, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $7,311,281, due 06/15/17–03/20/67)	7,167,923	0.5
7,167,923	Daiwa Capital Markets, Repurchase Agreement dated 05/31/17, 0.85%, due 06/01/17 (Repurchase Amount $7,168,090, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $7,311,282, due 06/08/17–12/01/51)	7,167,923	0.5
2,352,900	Nomura Securities, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $2,352,953, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $2,399,958, due 06/01/17–05/20/67)	2,352,900	0.2
6,323,638	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/17, 0.94%, due 06/01/17 (Repurchase Amount $6,323,801, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $6,461,767, due 01/15/19–02/15/46)	6,323,638	0.4
		30,180,307	2.1

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.6%
22,091,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%†† (Cost $22,091,000)	$22,091,000	1.6
	Total Short-Term Investments (Cost $52,271,307)	52,271,307	3.7
	Total Investments in Securities (Cost $1,248,014,101)	$1,450,583,657	101.7
	Liabilities in Excess of Other Assets	(24,849,040)	(1.7)
	Net Assets	$1,425,734,617	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $1,249,315,682.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$221,458,865
Gross Unrealized Depreciation	(20,190,890)
Net Unrealized Appreciation	$201,267,975

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$1,398,312,350	$—	$—	$1,398,312,350
Short-Term Investments	22,091,000	30,180,307	—	52,271,307
Total Investments, at fair value	$1,420,403,350	$30,180,307	$—	$1,450,583,657

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Consumer Discretionary: 12.0%
20,026		Carter’s, Inc.	$1,645,336	0.8
65,784		Goodyear Tire & Rubber Co.	2,119,561	1.0
12,545	@	Mohawk Industries, Inc.	3,002,019	1.4
19,029		PVH Corp.	2,016,123	1.0
37,982		Ross Stores, Inc.	2,427,809	1.1
6,658,252		Other Securities(a)	14,286,014	6.7
			25,496,862	12.0

		Consumer Staples: 2.6%
180,560		Other Securities	5,615,574	2.6

		Energy: 5.4%
21,985	@	Diamondback Energy, Inc.	2,039,328	1.0
46,415	@	Newfield Exploration Co.	1,507,559	0.7
12,122		Pioneer Natural Resources Co.	2,022,677	0.9
320,532		Other Securities(a)	6,009,691	2.8
			11,579,255	5.4

		Financials: 20.2%
74,074		BankUnited, Inc.	2,456,294	1.2
33,876	L	CIT Group, Inc.	1,526,114	0.7
31,624		Comerica, Inc.	2,168,141	1.0
5,100		Everest Re Group Ltd.	1,298,715	0.6
23,679		First Republic Bank	2,180,836	1.0
40,042		FNF Group	1,706,190	0.8
19,600		Lincoln National Corp.	1,273,608	0.6
15,811		Reinsurance Group of America, Inc.	1,968,628	0.9
40,259		SEI Investments Co.	2,016,573	1.0
41,742		Unum Group	1,877,555	0.9
48,426		XL Group Ltd.	2,115,732	1.0
40,483		Zions Bancorp.	1,622,154	0.8
716,610		Other Securities(a)	20,716,798	9.7
			42,927,338	20.2

		Health Care: 8.2%
39,220		Agilent Technologies, Inc.	2,366,535	1.1
14,239		Becton Dickinson & Co.	2,694,446	1.3
49,609	@	Envision Healthcare Corp.	2,709,147	1.3
16,137	@	Laboratory Corp. of America Holdings	2,243,043	1.0
147,241		Other Securities(a)	7,526,892	3.5
			17,540,063	8.2

		Industrials: 14.5%
12,603		Carlisle Cos., Inc.	1,277,062	0.6
21,627		EMCOR Group, Inc.	1,362,933	0.7
53,096		Hexcel Corp.	2,730,727	1.3
20,029		IDEX Corp.	2,172,546	1.0
37,377		Jacobs Engineering Group, Inc.	1,959,302	0.9
12,685		Snap-On, Inc.	2,050,657	1.0

COMMON STOCK: (continued)
		Industrials: (continued)
578,429		Other Securities(a)	$19,256,241	9.0
			30,809,468	14.5

		Information Technology: 13.1%
29,567	@	Arrow Electronics, Inc.	2,234,969	1.0
27,749	@	Euronet Worldwide, Inc.	2,420,545	1.1
55,437		Genpact Ltd.	1,514,539	0.7
93,490	@	Keysight Technologies, Inc.	3,612,454	1.7
9,400		Lam Research Corp.	1,458,598	0.7
32,917	@	Microsemi Corp.	1,616,554	0.8
26,777		Silicon Motion Technology Corp. ADR	1,399,098	0.7
14,500		Western Digital Corp.	1,305,870	0.6
468,242		Other Securities	12,319,367	5.8
			27,881,994	13.1

		Materials: 7.0%
16,508		Albemarle Corp.	1,875,309	0.9
22,979		Celanese Corp.	1,988,832	0.9
41,101		Reliance Steel & Aluminum Co.	2,998,318	1.4
212,314		Other Securities	8,135,107	3.8
			14,997,566	7.0

		Real Estate: 9.0%
76,711	@	CBRE Group, Inc.	2,675,680	1.3
101,098		Host Hotels & Resorts, Inc.	1,818,753	0.8
18,163		Mid-America Apartment Communities, Inc.	1,851,536	0.9
631,492		Other Securities(a)	12,727,879	6.0
			19,073,848	9.0

		Telecommunication Services: 0.7%
72,869		Other Securities(a)	1,381,222	0.7

		Utilities: 4.9%
30,468		Alliant Energy Corp.	1,263,508	0.6
16,000		Entergy Corp.	1,264,960	0.6
35,400		Exelon Corp.	1,285,374	0.6
45,500		FirstEnergy Corp.	1,330,420	0.6
33,100		Public Service Enterprise Group, Inc.	1,486,521	0.7
37,778		UGI Corp.	1,933,478	0.9
58,603		Other Securities	1,969,647	0.9
			10,533,908	4.9

		Total Common Stock (Cost $186,235,957)	207,837,098	97.6

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.9%

	Securities Lending Collateralcc: 2.8%
1,432,904	BNP Paribas S.A., Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,432,936, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.000%, Market Value plus accrued interest $1,461,562, due 06/30/17–07/20/63)	$1,432,904	0.7
1,432,904	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,432,936, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,461,562, due 06/15/17–03/20/67)	1,432,904	0.6
1,432,904	Citigroup, Inc., Repurchase Agreement dated 05/31/17, 0.81%, due 06/01/17 (Repurchase Amount $1,432,936, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.750%–11.500%, Market Value plus accrued interest $1,461,562, due 06/01/17–05/15/57)	1,432,904	0.7
301,522	Credit Suisse Securities, Repurchase Agreement dated 05/31/17, 0.75%, due 06/01/17 (Repurchase Amount $301,528, collateralized by various U.S. Government Securities, 2.000%–2.500%, Market Value plus accrued interest $307,559, due 01/15/26–01/15/29)	301,522	0.1
1,432,904	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $1,432,935, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%–7.000%, Market Value plus accrued interest $1,461,562, due 02/19/19–09/09/49)	1,432,904	0.7
		6,033,138	2.8

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.1%
4,495,558	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%†† (Cost $4,495,558)	$4,495,558	2.1
	Total Short-Term Investments (Cost $10,528,696)	10,528,696	4.9
	Total Investments in Securities (Cost $196,764,653)	$218,365,794	102.5
	Liabilities in Excess of Other Assets	(5,281,229)	(2.5)
	Net Assets	$213,084,565	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $197,551,444.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$32,930,082
Gross Unrealized Depreciation	(12,115,732)
Net Unrealized Appreciation	$20,814,350

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$24,698,008	$798,854	$—	$25,496,862
Consumer Staples	5,615,574	—	—	5,615,574
Energy	11,579,255	—	—	11,579,255
Financials	42,927,338	—	—	42,927,338
Health Care	17,540,063	—	—	17,540,063
Industrials	29,751,022	1,058,446	—	30,809,468
Information Technology	27,881,994	—	—	27,881,994
Materials	14,997,566	—	—	14,997,566
Real Estate	19,073,848	—	—	19,073,848
Telecommunication Services	587,011	794,211	—	1,381,222
Utilities	10,533,908	—	—	10,533,908
Total Common Stock	205,185,587	2,651,511	—	207,837,098
Short-Term Investments	4,495,558	6,033,138	—	10,528,696
Total Investments, at fair value	$209,681,145	$8,684,649	$—	$218,365,794

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency Related Transactions*
Foreign exchange contracts	$554
Total	$554

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

VOYA REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017

Shares		Value	Percentage of Net Assets

COMMON STOCK: 99.7%
	Casino Services: 2.0%
551,300	Gaming and Leisure Properties, Inc.	$20,238,223	2.0

	REITS - Apartments: 16.4%
380,700	American Campus Communities, Inc.	18,068,022	1.8
228,409	AvalonBay Communities, Inc.	43,680,937	4.3
334,800	Colony Starwood Homes	11,574,036	1.2
532,539	Equity Residential	34,662,964	3.4
15,300	Essex Property Trust, Inc.	3,930,876	0.4
267,400	Invitation Homes, Inc.	5,754,448	0.6
240,300	Mid-America Apartment Communities, Inc.	24,496,182	2.4
595,104	UDR, Inc.	22,976,965	2.3
		165,144,430	16.4

	REITS - Diversified: 12.1%
193,000	Digital Realty Trust, Inc.	22,810,670	2.3
260,500	Duke Realty Corp.	7,468,535	0.7
486,800	Forest City Realty Trust, Inc.	11,084,436	1.1
373,700	Gramercy Property Trust	11,042,835	1.1
390,100	Liberty Property Trust	16,029,209	1.6
550,400	STORE Capital Corp.	11,217,152	1.1
335,150	The Geo Group, Inc.	10,034,391	1.0
350,704	Vornado Realty Trust	32,334,909	3.2
		122,022,137	12.1

	REITS - Health Care: 11.6%
1,000,300	HCP, Inc.	31,349,402	3.1
345,920	Healthcare Realty Trust, Inc.	11,505,299	1.1
625,171	Healthcare Trust of America, Inc.	19,186,498	1.9
453,300	Physicians Realty Trust	9,220,122	0.9
633,500	Welltower, Inc.	45,954,090	4.6
		117,215,411	11.6

	REITS - Hotels: 5.4%
984,300	DiamondRock Hospitality Co.	10,915,887	1.1
1,452,455	Host Hotels & Resorts, Inc.	26,129,666	2.6
161,284	Park Hotels & Resorts, Inc.	4,151,450	0.4
840,002	Sunstone Hotel Investors, Inc.	13,112,431	1.3
		54,309,434	5.4

	REITS - Manufactured Homes: 2.5%
291,840	Sun Communities, Inc.	25,139,098	2.5

	REITS - Office Property: 12.6%
185,000	Alexandria Real Estate Equities, Inc.	21,585,800	2.1
178,102	Boston Properties, Inc.	21,607,334	2.1
314,800	Corporate Office Properties Trust SBI MD	10,618,204	1.1
403,855	Hudson Pacific Properties, Inc.	13,230,290	1.3

COMMON STOCK: (continued)
	REITS - Office Property: (continued)
193,300	Kilroy Realty Corp.	$14,153,426	1.4
242,110	SL Green Realty Corp.	24,460,373	2.4
2,657,710	VEREIT, Inc.	21,979,262	2.2
		127,634,689	12.6

	REITS - Regional Malls: 11.0%
1,591,040	GGP, Inc.	35,448,371	3.5
486,688	Simon Property Group, Inc.	75,071,624	7.5
		110,519,995	11.0

	REITS - Shopping Centers: 5.7%
886,900	DDR Corp.	7,609,602	0.7
800,223	Kimco Realty Corp.	14,035,911	1.4
359,300	Regency Centers Corp.	21,866,998	2.2
472,300	Weingarten Realty Investors	14,211,507	1.4
		57,724,018	5.7

	REITS - Storage: 7.4%
519,578	CubeSmart	12,968,667	1.3
431,458	Extra Space Storage, Inc.	33,425,051	3.3
131,302	Public Storage, Inc.	28,275,886	2.8
		74,669,604	7.4

	REITS - Warehouse/Industrial: 7.4%
248,325	DCT Industrial Trust, Inc.	13,089,211	1.3
909,619	ProLogis, Inc.	50,520,239	5.0
213,039	QTS Realty Trust, Inc.	11,124,897	1.1
		74,734,347	7.4

	Web Hosting/Design: 5.6%
127,949	Equinix, Inc.	56,426,789	5.6
	Total Common Stock (Cost $638,063,951)	1,005,778,175	99.7

SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
2,648,230	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%†† (Cost $2,648,230)	2,648,230	0.3

	Total Short-Term Investments (Cost $2,648,230)	2,648,230	0.3

	Total Investments in Securities (Cost $640,712,181)	$1,008,426,405	100.0
	Assets in Excess of Other Liabilities	154,424	0.0
	Net Assets	$1,008,580,829	100.0

††	Rate shown is the 7-day yield as of May 31, 2017.
Cost for federal income tax purposes is $714,801,507.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$383,803,813
Gross Unrealized Depreciation	(90,178,915)
Net Unrealized Appreciation	$293,624,898

See Accompanying Notes to Financial Statements

VOYA REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$1,005,778,175	$—	$—	$1,005,778,175
Short-Term Investments	2,648,230	—	—	2,648,230
Total Investments, at fair value	$1,008,426,405	$—	$—	$1,008,426,405

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPURTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.3%
		Consumer Discretionary: 16.8%
248,800	L	Big Lots, Inc.	$12,148,904	1.3
353,221	@	Boyd Gaming Corp.	8,975,346	1.0
138,450	@	Bright Horizons Family Solutions, Inc.	10,621,884	1.1
302,154		Camping World Holdings, Inc.	8,158,158	0.9
166,367		Cheesecake Factory	9,812,326	1.0
89,138		Childrens Place Retail Stores, Inc.	9,644,732	1.0
352,765		Dana, Inc.	7,450,397	0.8
418,077		Extended Stay America, Inc.	7,609,001	0.8
86,790		Jack in the Box, Inc.	9,250,078	1.0
489,025		Planet Fitness, Inc.	10,685,196	1.1
169,451	@	Sotheby’s	8,911,428	0.9
119,657	@	Universal Electronics, Inc.	7,729,842	0.8
2,414,708		Other Securities(a)	48,771,741	5.1
			159,769,033	16.8

		Consumer Staples: 1.2%
521,617		Other Securities	11,878,814	1.2

		Energy: 1.4%
522,598		Other Securities(a)	13,669,345	1.4

		Financials: 5.0%
1,926,641		Other Securities	48,010,676	5.0

		Health Care: 18.5%
143,727	@	Amedisys, Inc.	8,612,122	0.9
262,450	@	Catalent, Inc.	9,324,848	1.0
39,629		Chemed Corp.	8,110,471	0.9
184,042	@	HealthEquity, Inc.	8,429,124	0.9
275,340		Healthsouth Corp.	12,481,162	1.3
257,379	@	Merit Medical Systems, Inc.	9,136,955	1.0
258,727	@	Natus Medical, Inc.	8,770,845	0.9
131,150	@	NuVasive, Inc.	9,840,185	1.0
170,967	@	Prestige Brands Holdings, Inc.	8,613,317	0.9
3,587,146		Other Securities(a)	92,926,842	9.7
			176,245,871	18.5

		Industrials: 15.6%
64,395		Allegiant Travel Co.	8,822,115	0.9
119,714		CIRCOR International, Inc.	7,716,765	0.8
115,672		EnPro Industries, Inc.	7,728,046	0.8
168,043		Healthcare Services Group, Inc.	8,044,218	0.9
389,761		Knoll, Inc.	8,379,862	0.9
102,782	L	Lindsay Corp.	8,775,527	0.9
95,758		Regal-Beloit Corp.	7,584,034	0.8
63,522	@	Teledyne Technologies, Inc.	8,353,778	0.9
124,380		Watts Water Technologies, Inc.	7,723,998	0.8
129,412		Woodward, Inc.	8,815,545	0.9

COMMON STOCK: (continued)
		Industrials: (continued)
1,612,036		Other Securities	$66,301,761	7.0
			148,245,649	15.6

		Information Technology: 24.7%
258,635	@	BroadSoft, Inc.	10,345,400	1.1
232,296	@	Cardtronics plc	7,956,138	0.8
36,479	@	Coherent, Inc.	9,052,264	1.0
163,633	@	Commvault Systems, Inc.	9,183,902	1.0
188,365	@	Electronics for Imaging, Inc.	8,932,268	0.9
113,411	@	Ellie Mae, Inc.	12,425,309	1.3
165,815	@	EPAM Systems, Inc.	13,908,562	1.5
82,910		Fair Isaac Corp.	10,998,841	1.2
487,960	@	Integrated Device Technology, Inc.	12,482,017	1.3
91,548		j2 Global, Inc.	7,746,792	0.8
137,872	@,L	Proofpoint, Inc.	11,856,992	1.2
141,305	@	Synaptics, Inc.	7,850,906	0.8
2,973,229		Other Securities(a)	112,529,871	11.8
			235,269,262	24.7

		Materials: 6.9%
303,814	@	Boise Cascade Co.	8,187,787	0.9
145,330		HB Fuller Co.	7,375,498	0.8
113,230		Minerals Technologies, Inc.	8,146,899	0.8
2,120,807		Other Securities	42,510,993	4.4
			66,221,177	6.9

		Real Estate: 4.0%
176,861	L	DuPont Fabros Technology, Inc.	9,661,916	1.0
199,898		QTS Realty Trust, Inc.	10,438,674	1.1
532,071		Other Securities	18,398,815	1.9
			38,499,405	4.0

		Telecommunication Services: 1.2%
187,935		Cogent Communications Holdings, Inc.	7,404,639	0.8
225,555		Other Securities	3,624,669	0.4
			11,029,308	1.2
		Total Common Stock (Cost $820,883,908)	908,838,540	95.3

EXCHANGE-TRADED FUNDS: 1.5%
87,907	L	iShares Russell 2000 Growth Index Fund	14,357,850	1.5
		Total Exchange-Traded Funds (Cost $12,544,816)	14,357,850	1.5

RIGHTS: 0.0%
		Health Care: 0.0%
59,895		Other Securities	66,483	0.0

		Total Rights (Cost $30,214)	66,483	0.0

		Total Long-Term Investments (Cost $833,458,938)	923,262,873	96.8

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPURTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 9.4%

	Securities Lending Collateralcc: 5.8%
13,055,373	Citigroup, Inc., Repurchase Agreement dated 05/31/17, 0.81%, due 06/01/17 (Repurchase Amount $13,055,663, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.750%–11.500%, Market Value plus accrued interest $13,316,480, due 06/01/17–05/15/57)	$13,055,373	1.4
4,284,989	Deutsche Bank AG, Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $4,285,083, collateralized by various U.S. Government Securities, 2.250%–3.000%, Market Value plus accrued interest $4,370,690, due 05/15/45–08/15/46)	4,284,989	0.4
13,055,373	HSBC Securities USA, Repurchase Agreement dated 05/31/17, 0.79%, due 06/01/17 (Repurchase Amount $13,055,656, collateralized by various U.S. Government Agency Obligations, 2.500%–6.000%, Market Value plus accrued interest $13,316,585, due 12/01/22–08/01/46)	13,055,373	1.4
13,055,373	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $13,055,659, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%–7.000%, Market Value plus accrued interest $13,316,481, due 02/19/19–09/09/49)	13,055,373	1.4
11,517,498	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/17, 0.94%, due 06/01/17 (Repurchase Amount $11,517,795, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $11,769,078, due 01/15/19–02/15/46)	11,517,498	1.2
		54,968,606	5.8

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.6%
34,440,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%†† (Cost $34,440,000)	$34,440,000	3.6
	Total Short-Term Investments (Cost $89,408,606)	89,408,606	9.4
	Total Investments in Securities (Cost $922,867,544)	$1,012,671,479	106.2
	Liabilities in Excess of Other Assets	(59,244,449)	(6.2)
	Net Assets	$953,427,030	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $926,421,766.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$126,915,770
Gross Unrealized Depreciation	(40,666,057)
Net Unrealized Appreciation	$86,249,713

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPURTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$908,838,540	$—	$—	$908,838,540
Exchange-Traded Funds	14,357,850	—	—	14,357,850
Rights	—	—	66,483	66,483
Short-Term Investments	34,440,000	54,968,606	—	89,408,606
Total Investments, at fair value	$957,636,390	$54,968,606	$66,483	$1,012,671,479

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA SMID CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.6%
		Consumer Discretionary: 15.7%
1,298		AMC Entertainment Holdings, Inc.	$29,205	0.9
703		Big Lots, Inc.	34,328	1.0
461	@	Bright Horizons Family Solutions, Inc.	35,368	1.1
799		Dick’s Sporting Goods, Inc.	32,863	1.0
1,945		Extended Stay America, Inc.	35,399	1.1
638		Leggett & Platt, Inc.	33,189	1.0
102	@	Panera Bread Co.	32,078	1.0
1,585		Planet Fitness, Inc.	34,632	1.1
352		Polaris Industries, Inc.	29,427	0.9
246		Pool Corp.	29,306	0.9
177		Vail Resorts, Inc.	37,860	1.1
4,310		Other Securities	152,585	4.6
			516,240	15.7

		Consumer Staples: 2.0%
1,348	@	Blue Buffalo Pet Products, Inc.	31,665	1.0
3,296		Other Securities	32,807	1.0
			64,472	2.0

		Energy: 1.4%
3,375		Other Securities	47,142	1.4

		Financials: 7.1%
415		CBOE Holdings, Inc.	35,844	1.1
217	@	Signature Bank	31,035	0.9
1,803		Virtu Financial, Inc.	29,389	0.9
690	@	Western Alliance Bancorp.	31,547	1.0
3,122		Other Securities	106,090	3.2
			233,905	7.1

		Health Care: 16.3%
347	@	Charles River Laboratories International, Inc.	31,941	1.0
801		Healthsouth Corp.	36,309	1.1
494		Hill-Rom Holdings, Inc.	38,216	1.2
798	@	Merit Medical Systems, Inc.	28,329	0.8
857	@	Natus Medical, Inc.	29,052	0.9
385	@	NuVasive, Inc.	28,887	0.9
607	@	Prestige Brands Holdings, Inc.	30,581	0.9
370		STERIS PLC	28,697	0.9
5,205		Other Securities(a)	281,724	8.6
			533,736	16.3

		Industrials: 20.0%
393		Alaska Air Group, Inc.	34,211	1.0
580	@	Beacon Roofing Supply, Inc.	27,973	0.9
320	@	Esterline Technologies Corp.	31,184	1.0
499		Fortune Brands Home & Security, Inc.	31,487	1.0
351		IDEX Corp.	38,073	1.2

COMMON STOCK: (continued)
		Industrials: (continued)
350	L	Lindsay Corp.	$29,883	0.9
362		Regal-Beloit Corp.	28,670	0.9
713	@	TransUnion	31,165	0.9
7,794		Other Securities	401,380	12.2
			654,026	20.0

		Information Technology: 21.3%
1,307	@	ARRIS International PLC	36,648	1.1
479		Belden, Inc.	34,009	1.0
152	@	CoStar Group, Inc.	39,759	1.2
950		CSRA, Inc.	28,652	0.9
393	@	Euronet Worldwide, Inc.	34,281	1.0
268		Fair Isaac Corp.	35,553	1.1
473	@	Guidewire Software, Inc.	31,417	1.0
693	@	Microsemi Corp.	34,033	1.0
1,584	@	Nuance Communications, Inc.	29,320	0.9
350	@,L	Proofpoint, Inc.	30,100	0.9
493	@	PTC, Inc.	28,387	0.9
228	@	Tyler Technologies, Inc.	38,961	1.2
174	@	Ultimate Software Group, Inc.	38,409	1.2
7,124		Other Securities	257,472	7.9
			697,001	21.3

		Materials: 6.6%
1,160	@	Boise Cascade Co.	31,262	0.9
604	@	Crown Holdings, Inc.	34,875	1.1
405		Minerals Technologies, Inc.	29,139	0.9
2,401		Other Securities	122,335	3.7
			217,611	6.6

		Real Estate: 3.0%
575		QTS Realty Trust, Inc.	30,026	0.9
1,608		Other Securities	67,348	2.1
			97,374	3.0

		Telecommunication Services: 0.6%
583		Other Securities	18,749	0.6

		Utilities: 0.6%
345		Other Securities	19,582	0.6

		Total Common Stock (Cost $2,986,604)	3,099,838	94.6

EXCHANGE-TRADED FUNDS: 1.8%
249	L	iShares Russell 2000 Growth Index Fund	40,669	1.2
187	L	iShares Russell Midcap Growth Index Fund	20,163	0.6

		Total Exchange-Traded Funds (Cost $58,701)	60,832	1.8

		Total Long-Term Investments (Cost $3,045,305)	3,160,670	96.4

See Accompanying Notes to Financial Statements

VOYA SMID CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 8.9%

	Securities Lending Collateralcc: 5.6%
182,574	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $182,578, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $186,225, due 06/15/17– 03/20/67) (Cost $182,574)	$182,574	5.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.3%
109,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%†† (Cost $109,000)	109,000	3.3
	Total Short-Term Investments (Cost $291,574)	291,574	8.9
	Total Investments in Securities (Cost $3,336,879)	$3,452,244	105.3
	Liabilities in Excess of Other Assets	(174,092)	(5.3)
	Net Assets	$3,278,152	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $3,337,882.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$251,981
Gross Unrealized Depreciation	(137,619)
Net Unrealized Appreciation	$114,362

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$3,099,838	$—	$—	$3,099,838
Exchange-Traded Funds	60,832	—	—	60,832
Short-Term Investments	109,000	182,574	—	291,574
Total Investments, at fair value	$3,269,670	$182,574	$—	$3,452,244

See Accompanying Notes to Financial Statements

VOYA U.S. HIGH DIVIDEND LOW VOLATILITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017

Shares		Value	Percentage of Net Assets

COMMON STOCK: 99.5%
	Consumer Discretionary: 13.6%
3,548	Comcast Corp. — Class A	$147,916	0.8
1,714	Home Depot, Inc.	263,116	1.4
2,052	McDonald’s Corp.	309,626	1.6
2,972	Six Flags Entertainment Corp.	179,450	0.9
2,720	Starbucks Corp.	173,019	0.9
1,698	Time Warner, Inc.	168,934	0.9
2,230	Walt Disney Co.	240,706	1.3
1,894	Yum! Brands, Inc.	137,580	0.7
22,176	Other Securities	975,567	5.1
		2,595,914	13.6

	Consumer Staples: 9.8%
3,013	Altria Group, Inc.	227,301	1.2
4,527	Coca-Cola Co.	205,843	1.1
2,023	CVS Health Corp.	155,427	0.8
1,076	Kimberly-Clark Corp.	139,590	0.7
2,076	PepsiCo, Inc.	242,622	1.3
2,293	Philip Morris International, Inc.	274,701	1.4
3,188	Procter & Gamble Co.	280,831	1.5
2,519	Wal-Mart Stores, Inc.	197,993	1.0
1,915	Other Securities	144,603	0.8
		1,868,911	9.8

	Energy: 5.4%
2,497	Chevron Corp.	258,390	1.4
4,676	Exxon Mobil Corp.	376,418	2.0
5,991	Other Securities	388,036	2.0
		1,022,844	5.4

	Financials: 13.4%
1,890	American Express Co.	145,417	0.8
3,336	JPMorgan Chase & Co.	274,052	1.4
3,274	US Bancorp	166,614	0.9
5,417	Wells Fargo & Co.	277,025	1.4
39,059	Other Securities	1,699,023	8.9
		2,562,131	13.4

	Health Care: 12.3%
2,794	AbbVie, Inc.	184,460	1.0
2,426	Baxter International, Inc.	143,886	0.8
2,030	Eli Lilly & Co.	161,527	0.8
2,320	Gilead Sciences, Inc.	150,545	0.8
3,187	Johnson & Johnson	408,733	2.1
2,397	Medtronic PLC	202,019	1.1
3,765	Merck & Co., Inc.	245,139	1.3
7,783	Pfizer, Inc.	254,115	1.3
1,395	UnitedHealth Group, Inc.	244,376	1.3
3,149	Other Securities	349,999	1.8
		2,344,799	12.3

	Industrials: 9.8%
1,003	3M Co.	205,083	1.1

COMMON STOCK: (continued)
	Industrials: (continued)
1,076	Boeing Co.	$201,890	1.1
1,414	Honeywell International, Inc.	188,048	1.0
583	Lockheed Martin Corp.	163,899	0.9
557	Northrop Grumman Corp.	144,385	0.7
899	Raytheon Co.	147,445	0.8
1,525	United Parcel Service, Inc. — Class B	161,604	0.8
11,544	Other Securities	658,823	3.4
		1,871,177	9.8

	Information Technology: 21.8%
1,344	Accenture PLC	167,288	0.9
5,357	Apple, Inc.	818,335	4.3
7,168	Cisco Systems, Inc.	226,007	1.2
1,283	International Business Machines Corp.	195,824	1.0
6,755	Intel Corp.	243,923	1.3
4,960	Microsoft Corp.	346,407	1.8
4,720	Oracle Corp.	214,241	1.1
2,086	Texas Instruments, Inc.	172,074	0.9
34,279	Other Securities	1,765,558	9.3
		4,149,657	21.8

	Materials: 3.0%
2,506	Dow Chemical Co.	155,272	0.8
1,264	Monsanto Co.	148,419	0.8
4,416	Other Securities	274,302	1.4
		577,993	3.0

	Real Estate: 4.2%
27,317	Other Securities	795,974	4.2

	Telecommunication Services: 2.6%
7,399	AT&T, Inc.	285,084	1.5
6,458	Other Securities(a)	212,337	1.1
		497,421	2.6

	Utilities: 3.6%
2,664	Southern Co.	134,825	0.7
11,127	Other Securities	554,742	2.9
		689,567	3.6

	Total Common Stock
	(Cost $17,815,997)	18,976,388	99.5

See Accompanying Notes to Financial Statements

VOYA U.S. HIGH DIVIDEND LOW VOLATILITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.7%

	Securities Lending Collateralcc: 0.1%
24,300	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.81%, due 06/01/17 (Repurchase Amount $24,301, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $24,786, due 06/15/17–03/20/67) (Cost $24,300)	$24,300	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
103,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%†† (Cost $103,000)	103,000	0.6
	Total Short-Term Investments
	(Cost $127,300)	127,300	0.7

	Total Investments in Securities (Cost $17,943,297)	$19,103,688	100.2
	Liabilities in Excess of Other Assets	(36,292)	(0.2)
	Net Assets	$19,067,396	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
cc	Represents securities purchased with cash collateral received for securities on loan.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $17,949,748.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,608,578
Gross Unrealized Depreciation	(454,638)
Net Unrealized Appreciation	$1,153,940

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$18,976,388	$—	$—	$18,976,388
Short-Term Investments	103,000	24,300	—	127,300
Total Investments, at fair value	$19,079,388	$24,300	$—	$19,103,688

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended May 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,383
Total	$1,383

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended May 31, 2017 were as follows:

Fund Name	Type	Per Share Amount
Voya Large-Cap Growth Fund
Class A	NII	$0.0381
Class C	NII	$—
Class I	NII	$0.1990
Class R	NII	$—
Class R6	NII	$0.2023
Class W	NII	$0.1710
All Classes	STCG	$0.0619
All Classes	LTCG	$1.5780
Voya Large Cap Value Fund
Class A	NII	$0.2305
Class C	NII	$0.1404
Class I	NII	$0.2705
Class O	NII	$0.2308
Class R	NII	$0.2021
Class R6	NII	$0.2727
Class W	NII	$0.2602
Voya MidCap Opportunities Fund
All Classes	STCG	$0.0261
All Classes	LTCG	$1.3894
Voya Multi-Manager Mid Cap Value Fund
Class I	NII	$0.1396
Class I	LTCG	$0.1932
Voya Real Estate Fund
Class A	NII	$0.2695
Class C	NII	$0.1046
Class I	NII	$0.3449
Class O	NII	$0.2710
Class R	NII	$0.2264
Class R6	NII	$0.3534
Class W	NII	$0.3105
All Classes	LTCG	$1.2538
Voya SmallCap Opportunities Fund
All Classes	LTCG	$1.5161
Voya SMID Cap Growth Fund
Class A	NII	$0.0031
Class I	NII	$0.0047
Class R6	NII	$0.0047
Voya U.S. High Dividend Low Volatility Fund
Class A	NII	$0.0147
Class I	NII	$0.0188

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Large-Cap Growth Fund	74.66%
Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	24.29%
Voya Multi-Manager Mid Cap Value Fund	96.82%
Voya SMID Cap Growth Fund	14.36%
Voya U.S. High Dividend Low Volatility Fund	80.03%

For the year ended May 31, 2017, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Voya Large-Cap Growth Fund	76.54%
Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	25.58%
Voya Multi-Manager Mid Cap Value Fund	100.00%
Voya Real Estate Fund(1)	5.70%
Voya SMID Cap Growth Fund	14.42%
Voya U.S. High Dividend Low Volatility Fund	81.61%

(1)	As of the Fund’s tax year ended December 31, 2016.

The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Large-Cap Growth Fund	$18,182,036
Voya MidCap Opportunities Fund	$79,350,515
Voya Multi-Manager Mid Cap Value Fund	$3,991,856
Voya Real Estate Fund(1)	$82,927,098
Voya SmallCap Opportunities Fund	$21,775,441

(1)	As of the Fund’s tax year ended December 31, 2016.

TAX INFORMATION (UNAUDITED) (CONTINUED)

The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

Voya Large-Cap Growth Fund	100.00%
Voya MidCap Opportunities Fund	100.00%
Voya SMID Cap Growth Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007–Present	Retired.	151	None.

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006–Present	Consultant (May 2001– Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009– September 2012).	151	None.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	February 2002–Present	Retired.	151	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March
2006–Present); and Voya Investment Trust Co. (April
2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2017.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	February 2002–PresentSeptember 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000 Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005– Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President–Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October
2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April
2010–Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012– Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995 Present) and Voya Investments, LLC (August 1997 Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006–Present
Vice President–Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013–Present
Vice President–Director of Tax, Voya Investments, LLC (October
2015–Present). Formerly, Vice
President–Director of Tax, Voya Funds Services, LLC (March 2013–October 2015). Formerly, Assistant Vice President– Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010 Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW ADVISORY AND SUB-ADVISORY CONTRACTS FOR VOYA SMID CAP GROWTH FUND AND VOYA U.S. HIGH DIVIDEND LOW VOLATILITY FUND

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that when Voya SMID Cap Growth Fund and Voya U.S. High Dividend Low Volatility Fund (the “Funds”), each a series of Voya Equity Trust (“VET”), enters into a new investment management or sub-advisory contract, the Board of Trustees of VET (the “Board”), including a majority of Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of the Funds, must determine whether to approve the new arrangements. Thus, at its meeting held on November 17, 2016, the Board considered the initial approval of the investment management contracts (the “Management Contracts”) with Voya Investments, LLC (“VIL”) and the sub-advisory contracts (the “Sub-Advisory Contracts”) between VIL and the sub-adviser, Voya Investment Management Co. LLC (“Voya IM”) (together, the “Management and Sub-Advisory Contracts”) for each Fund.

In determining whether to initially approve the Management and Sub-Advisory Contracts for each Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Management and Sub-Advisory Contracts, and the proposed policies and procedures for the Funds, should be approved. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the Management and Sub-Advisory Contracts.

The materials provided to the Board in support of each Fund and each Fund’s Management Contract included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of each Fund that discusses, among other things, the experience and expertise of VIL in the management of other funds within the Voya funds complex; (2) information about each Fund’s proposed investment objectives and strategies and anticipated portfolio characteristics; (3) Fund Analysis and Comparison Tables sheets for each Fund that compare the Fund’s proposed fee structure to its comparable selected peer group (“SPG”) and/or Morningstar category median and/or average; (4) supporting documentation, including copies of the forms of Management and Sub-Advisory Contracts for the Funds; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of the other funds in the Voya funds complex.

At the Board meeting at which the Management and Sub-Advisory Contracts were considered, the Board considered that each Fund would be subject to the standard policies and procedures of VET previously approved by the Board for other series of VET and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Funds, VIL and Voya IM would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other funds in the Voya funds complex.

The Board’s consideration of whether to approve the Management Contract with VIL on behalf of each Fund took into account several factors, including, but not limited to, the following: (1) the nature and quality of the services to be provided by VIL to each Fund under the proposed Management Contracts; (2) VIL’s experience as a manager-of-managers overseeing sub-advisers to other funds within the Voya funds complex; (3) the fairness of the compensation under the proposed Management Contracts in light of the services to be provided to the Fund; (4) the costs for the services to be provided by VIL, including that the proposed management fee would not be subject to breakpoint discounts; (5) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed management fees for the Fund are below the average and below the median management fees of the funds in the Fund’s SPG, and (b) the estimated expense ratios for the Fund are below the average and median expense ratios of the funds in the Fund’s SPG; (6) the projected profitability of VIL; (7) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of VIL, including its management team’s expertise in the management of other Voya funds; (8) VIL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other funds in the Voya funds complex; (9) the information that had been provided by VIL at regular Board meetings, and in anticipation of the November 2016 meeting, with respect to its capabilities in overseeing similar asset allocation products; and (10) “fall-out benefits” to VIL and its affiliates that were anticipated to arise from VIL’s management of the Fund.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In reviewing the proposed Sub-Advisory Contracts with Voya IM, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s recommendation to approve Voya IM; (2) the information that had been provided by Voya IM in advance of the November 2016 Investment Review Committee E meeting, at which Voya IM presented with respect to its sub-advisory services; (3) the nature and quality of the services to be provided by Voya IM under the proposed Sub-Advisory Contracts; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Voya IM; (5) the fairness of the compensation under the Sub-Advisory Contracts in light of the services to be provided by Voya IM as each Fund’s sub-adviser; (6) Voya IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by VET’s Chief Compliance Officer; (7) Voya IM’s financial condition; (8) the appropriateness of the selection of Voya IM in light of each Fund’s investment objectives and prospective investor bases; and (9) Voya IM’s Code of Ethics, which was previously approved by the Board.

With respect to the nature and quality of services to be provided by VIL and Voya IM, the Board was mindful of the “manager-of-managers” platform that has been developed by VIL. The Board recognized that VIL would be responsible for monitoring the investment program, performance, and developments/ on-going operations of Voya IM under this manager-of-managers arrangement. The Board also considered the techniques and resources that VIL has developed to provide ongoing oversight of the nature, extent and quality of the services Voya IM provides to each Fund and Voya IM’s compliance with applicable laws and regulations. The Board was previously advised that to assist in the selection and monitoring of sub-advisers, VIL has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the sub-advisers.

The Board considered that MR&S also typically provides in-person reports to the IRCs at their meetings prior to sub-adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding sub-advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the sub-advisers’ investment processes and to try to identify issues that may be relevant to a sub-adviser’s services to a Voya fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board considered the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the Investment Review Committees (“IRCs”) to assist them with their assessment investment performance on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.

The Board also considered that MR&S has developed, based on guidance from the IRCs, a methodology for monitoring the performance of sub-advisers. The Board also recognized that MR&S provides the IRCs with regular updates on the Voya funds and alerts the IRCs to potential issues as they arise. The Board also considered that VIL regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding sub-advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and VIL consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that each Fund also will benefit from the services of VIL’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and VIL. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying performance trends and other areas over consecutive periods. The Board considered that the services to be provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S. The Board also considered the techniques used by VIL to monitor sub-adviser performance.

The Board also considered the extent of benefits provided to each Fund’s shareholders, beyond investment management services, from being part of the Voya family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. In addition, the Board considered the efforts of VIL and the expenses that it incurred in recent years to help make the Voya family of funds more balanced and efficient by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

launch of new investment products and the combinations of similar funds.

Further, the Board will receive periodic reports showing whether the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as those related to the compliance by VIL and Voya IM personnel with codes of ethics.

Although the Funds are new and have no performance history, the Board considered performance information for accounts managed by VIL and Voya IM with similar investment processes. Further, because the Funds are new, VIL does not currently receive, and may not receive prior to the time the Board next considers the approval of the Management Contract, any economies of scale with respect to the Funds.

After its deliberation, the Board reached the following conclusions: (1) each Fund’s proposed management fee rates are reasonable in the context of all factors considered by the Board; (2) each Fund’s estimated expense ratios are reasonable in the context of all factors considered by the Board; (3) the proposed sub-advisory fee rates payable by VIL to Voya IM are reasonable in the context of all factors considered by the Board; and (4) VIL and Voya IM each maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance programs. Based on these conclusions and other factors, the Board voted to approve the Management and Sub-Advisory Contracts for each Fund. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163058 (0517-072617)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $138,855 for the year ended May 31, 2017 and $125,625 for the year ended May 31, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $16,200 for the year ended May 31, 2017 and $15,150 for the year ended May 31, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $68,884 for the year ended May 31, 2017 and $63,366 for the year ended May 31, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended May 31, 2017 and $0 for the year ended May 31, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended May 31, 2017 and May 31, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2017	2016
Voya Equity Trust	$85,084	$78,516
Voya Investments, LLC (1)	$87,450	$143,175

(1)	Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed here in, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya SmallCap Opportunities Fund, Voya SMID Cap Growth Fund, and Voya U.S. High Dividend Low Volatility Fund, and including the portfolio of investments of Voya Real Estate Fund, each a series of Voya Equity Trust, as of May 31, 2017, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya SmallCap Opportunities Fund, Voya SMID Cap Growth Fund, and Voya U.S. High Dividend Low Volatility Fund, as of May 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Equity Trust as of May 31, 2017, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2017

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 19.9%
16,249	@	Amazon.com, Inc.	16,161,580	3.2
70,408	@	Burlington Stores, Inc.	6,889,423	1.4
122,952		Coach, Inc.	5,681,612	1.1
304,146		Comcast Corp. – Class A	12,679,847	2.5
127,908	@	Dish Network Corp. - Class A	8,156,693	1.6
102,159	@	Dollar Tree, Inc.	7,937,754	1.6
71,146		Foot Locker, Inc.	4,226,784	0.8
80,399		Home Depot, Inc.	12,342,050	2.5
214,563		Interpublic Group of Cos., Inc.	5,349,056	1.1
39,919		Marriott International, Inc.	4,297,280	0.8
36,240		McDonald's Corp.	5,468,254	1.1
38,539	@	O'Reilly Automotive, Inc.	9,329,521	1.9
4,250	@	Ulta Beauty, Inc.	1,295,570	0.3
			99,815,424	19.9

		Consumer Staples: 10.0%
92,979		Church & Dwight Co., Inc.	4,803,295	1.0
56,009		Costco Wholesale Corp.	10,105,704	2.0
141,050	@	Monster Beverage Corp.	7,131,488	1.4
121,023		PepsiCo, Inc.	14,143,958	2.8
62,366	@	Post Holdings, Inc.	5,010,484	1.0
162,532		Sysco Corp.	8,867,746	1.8
			50,062,675	10.0

		Energy: 0.6%
33,988	@	Diamondback Energy, Inc.	3,152,727	0.6

		Financials: 4.1%
58,765		Aon PLC	7,692,926	1.5
131,453		Intercontinental Exchange, Inc.	7,912,156	1.6
139,758		TD Ameritrade Holding Corp.	5,221,359	1.0
			20,826,441	4.1

		Health Care: 14.8%
31,745		Allergan plc	7,102,944	1.4
33,133		Becton Dickinson & Co.	6,269,758	1.3
31,349	@	Biogen, Inc.	7,767,342	1.6
342,302	@	Boston Scientific Corp.	9,252,423	1.9
83,260	@	Celgene Corp.	9,525,777	1.9
27,889	@	Edwards Lifesciences Corp.	3,209,187	0.6
79,648		Johnson & Johnson	10,214,856	2.0
75,603		UnitedHealth Group, Inc.	13,244,133	2.6
120,262		Zoetis, Inc.	7,489,917	1.5
			74,076,337	14.8

		Industrials: 10.4%
178,490		Delta Air Lines, Inc.	8,769,214	1.8
93,853		Emerson Electric Co.	5,548,589	1.1
66,698		Ingersoll-Rand PLC - Class A	5,976,141	1.2
25,942		Northrop Grumman Corp.	6,724,685	1.3
45,281		Stanley Black & Decker, Inc.	6,232,477	1.2
24,551		TransDigm Group, Inc.	6,581,632	1.3
44,790		Union Pacific Corp.	4,940,337	1.0
101,152		Waste Management, Inc.	7,374,992	1.5
			52,148,067	10.4

		Information Technology: 33.0%
45,542	@	Adobe Systems, Inc.	6,460,588	1.3
21,840	@	Alphabet, Inc. - Class A	21,558,046	4.3
32,339		Amphenol Corp.	2,412,489	0.5
204,638		Apple, Inc.	31,260,501	6.2
232,718		Applied Materials, Inc.	10,677,102	2.1
51,518	@	Electronic Arts, Inc.	5,838,535	1.2
74,013	@	Facebook, Inc.	11,210,009	2.2
88,461		Fidelity National Information Services, Inc.	7,596,146	1.5
100,790		Mastercard, Inc. - Class A	12,385,075	2.5
64,977		Microchip Technology, Inc.	5,412,584	1.1
385,908		Microsoft Corp.	26,951,815	5.4
114,432	@	Salesforce.com, Inc.	10,257,684	2.0
84,520		Texas Instruments, Inc.	6,972,055	1.4
70,339	@,L	VMware, Inc.	6,833,434	1.3
			165,826,063	33.0

		Materials: 3.5%
87,536	@	Berry Plastics Group, Inc.	5,076,213	1.0
95,449	@	Crown Holdings, Inc.	5,511,225	1.1
113,749		Dow Chemical Co.	7,047,888	1.4
			17,635,326	3.5

		Real Estate: 2.6%
69,097		American Tower Corp.	9,064,836	1.8
9,327		Equinix, Inc.	4,113,300	0.8
			13,178,136	2.6

	Total Common Stock
	(Cost $385,770,631)		496,721,196	98.9

See Accompanying Notes to Financial Statements

1

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
	Securities Lending Collateralcc: 0.6%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,000,022, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 06/15/17-03/20/67)	1,000,000	0.2
82,994	Citigroup, Inc., Repurchase Agreement dated 05/31/17, 0.79%, due 06/01/17 (Repurchase Amount $82,996, collateralized by various U.S. Government Securities, 2.500%-2.875%, Market Value plus accrued interest $84,654, due 05/15/43-02/15/46)	82,994	0.0
1,000,000	HSBC Securities USA, Repurchase Agreement dated 05/31/17, 0.77%, due 06/01/17 (Repurchase Amount $1,000,021, collateralized by various U.S. Government Securities, 0.000%-2.125%, Market Value plus accrued interest $1,020,004, due 11/24/17-08/31/22)	1,000,000	0.2
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $1,000,022, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%-7.000%, Market Value plus accrued interest $1,020,000, due 02/19/19-09/09/49)	1,000,000	0.2
		3,082,994	0.6
Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.7%
3,532,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%††
	(Cost $3,532,000)	3,532,000	0.7

	Total Short-Term Investments
	(Cost $6,614,994)	6,614,994	1.3

	Total Investments in Securities (Cost $392,385,625)	$503,336,190	100.2
	Liabilities in Excess of Other Assets	(992,454)	(0.2)
	Net Assets	$502,343,736	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.

Cost for federal income tax purposes is $393,923,379.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$115,684,327
Gross Unrealized Depreciation	(6,271,516)

Net Unrealized Appreciation	$109,412,811

See Accompanying Notes to Financial Statements

2

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 5.2%
143,163		CBS Corp. - Class B	8,748,691	0.9
363,817		Coach, Inc.	16,811,983	1.8
199,178	@	Dish Network Corp. - Class A	12,701,581	1.3
53,303		Vail Resorts, Inc.	11,401,512	1.2
			49,663,767	5.2

		Consumer Staples: 8.5%
302,912		Coca-Cola Co.	13,773,409	1.4
73,523		Dr Pepper Snapple Group, Inc.	6,823,670	0.7
124,480		Kraft Heinz Co.	11,477,056	1.2
235,681		Philip Morris International, Inc.	28,234,584	3.0
262,461		Wal-Mart Stores, Inc.	20,629,434	2.2
			80,938,153	8.5

		Energy: 11.3%
183,183		Anadarko Petroleum Corp.	9,256,237	1.0
483,948		Canadian Natural Resources Ltd.	13,966,739	1.5
465,331		Exxon Mobil Corp.	37,459,146	3.9
373,060		Plains GP Holdings L.P.	9,949,510	1.1
304,442		Royal Dutch Shell PLC - Class A ADR	16,564,689	1.7
292,070		Schlumberger Ltd.	20,325,151	2.1
			107,521,472	11.3

		Financials: 24.3%
141,841		Chubb Ltd.	20,310,213	2.1
540,379		Citizens Financial Group, Inc.	18,426,924	1.9
277,814		Comerica, Inc.	19,046,928	2.0
362,926		Discover Financial Services	21,303,756	2.2
531,193		Hartford Financial Services Group, Inc.	26,235,622	2.8
485,979		JPMorgan Chase & Co.	39,923,175	4.2
1,220,789		Keycorp	21,327,184	2.3
444,568		Lazard Ltd.	19,783,276	2.1
868,123		Wells Fargo & Co.	44,395,810	4.7
			230,752,888	24.3

		Health Care: 10.7%
347,250	L	AstraZeneca PLC ADR	11,941,928	1.3
236,524		Medtronic PLC	19,934,243	2.1
388,657		Merck & Co., Inc.	25,305,457	2.7
1,050,596		Pfizer, Inc.	34,301,959	3.6
57,282		UnitedHealth Group, Inc.	10,034,661	1.0
			101,518,248	10.7

		Industrials: 9.6%
86,809		Cummins, Inc.	13,689,779	1.4
200,426		Deere & Co.	24,544,168	2.6
90,078		General Dynamics Corp.	18,308,353	1.9
63,148		Rockwell Automation, Inc.	10,022,851	1.1
269,584		Timken Co.	12,441,302	1.3
85,108	Watsco, Inc.	12,010,441	1.3
		91,016,894	9.6

		Information Technology: 11.3%
145,902	Activision Blizzard, Inc.	8,546,939	0.9
96,064	Apple, Inc.	14,674,736	1.5
723,139	Cisco Systems, Inc.	22,800,573	2.4
141,153	Microchip Technology, Inc.	11,758,045	1.2
148,273	Microsoft Corp.	10,355,386	1.1
522,179	Oracle Corp.	23,701,705	2.5
272,884	Qualcomm, Inc.	15,628,067	1.7
		107,465,451	11.3

	Materials: 2.9%
316,484	Dow Chemical Co.	19,609,349	2.1
133,074	Nucor Corp.	7,731,599	0.8
		27,340,948	2.9

	Real Estate: 4.6%
108,224	Crown Castle International Corp.	11,000,970	1.2
325,220	Gaming and Leisure Properties, Inc.	11,938,826	1.2
192,887	Highwoods Properties, Inc.	9,721,505	1.0
109,963	Mid-America Apartment Communities, Inc.	11,209,628	1.2
		43,870,929	4.6

		Telecommunication Services: 3.5%
864,208	AT&T, Inc.	33,297,934	3.5

	Utilities: 6.8%
239,013	Ameren Corp.	13,563,988	1.4
342,346	Exelon Corp.	12,430,583	1.3
171,040	NextEra Energy, Inc.	24,191,897	2.6
214,494	PG&E Corp.	14,667,100	1.5
		64,853,568	6.8

	Total Common Stock
	(Cost $794,511,796)	938,240,252	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Securities Lending Collateralcc: 0.6%
1,475,848	BNP Paribas S.A., Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,475,881, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,505,365, due 06/30/17-07/20/63)	1,475,848	0.2

See Accompanying Notes to Financial Statements

3

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017 (CONTINUED)

1,475,848	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,475,881, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,505,365, due 06/15/17-03/20/67)	1,475,848	0.1
1,475,848	Daiwa Capital Markets, Repurchase Agreement dated 05/31/17, 0.85%, due 06/01/17 (Repurchase Amount $1,475,882, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,505,365, due 06/08/17-12/01/51)	1,475,848	0.1
1,475,848	Nomura Securities, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,475,881, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,505,365, due 06/01/17-05/20/67)	1,475,848	0.2
310,569	Royal Bank of Scotland PLC, Repurchase Agreement dated 05/31/17, 0.79%, due 06/01/17 (Repurchase Amount $310,576, collateralized by various U.S. Government Securities, 1.000%-2.250%, Market Value plus accrued interest $316,782, due 11/30/17-07/31/19)	310,569	0.0
		6,213,961	0.6
Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.8%
7,427,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%††
	(Cost $7,427,000)	7,427,000	0.8

	Total Short-Term Investments
	(Cost $13,640,961)	13,640,961	1.4

	Total Investments in Securities (Cost $808,152,757)	$951,881,213	100.1
	Liabilities in Excess of Other Assets	(483,674)	(0.1)
	Net Assets	$951,397,539	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.

Cost for federal income tax purposes is $811,237,860.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$157,434,708
Gross Unrealized Depreciation	(16,791,355)

Net Unrealized Appreciation	$140,643,353

See Accompanying Notes to Financial Statements

4

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Consumer Discretionary: 21.2%
237,070	@	Burlington Stores, Inc.	23,197,299	1.6
269,699		Coach, Inc.	12,462,791	0.9
260,150	@	Dave & Buster's Entertainment, Inc.	17,352,005	1.2
211,387	@	Dish Network Corp. - Class A	13,480,149	0.9
397,085	@	Dollar Tree, Inc.	30,853,505	2.2
76,480		Domino's Pizza, Inc.	16,192,346	1.1
317,535		Foot Locker, Inc.	18,864,754	1.3
1,177,621		Interpublic Group of Cos., Inc.	29,358,092	2.1
264,734		Marriott International, Inc.	28,498,615	2.0
170,080	@	O'Reilly Automotive, Inc.	41,172,966	2.9
922,722		Regal Entertainment Group	19,192,618	1.3
402,437		Ross Stores, Inc.	25,723,773	1.8
86,929	@	Ulta Beauty, Inc.	26,499,436	1.9
			302,848,349	21.2

		Consumer Staples: 7.3%
323,309		Campbell Soup Co.	18,638,764	1.3
461,021		Church & Dwight Co., Inc.	23,816,345	1.7
353,623	@	Monster Beverage Corp.	17,879,179	1.3
268,212	@	Post Holdings, Inc.	21,548,152	1.5
395,587		Sysco Corp.	21,583,226	1.5
			103,465,666	7.3

		Energy: 1.9%
138,596	@	Diamondback Energy, Inc.	12,856,165	0.9
261,046		EQT Corp.	14,428,012	1.0
			27,284,177	1.9

		Financials: 5.4%
286,028		Arthur J. Gallagher & Co.	16,226,368	1.1
427,299		Citizens Financial Group, Inc.	14,570,896	1.0
280,256		Intercontinental Exchange, Inc.	16,868,609	1.2
45,328		MarketAxess Holdings, Inc.	8,638,610	0.6
563,960		TD Ameritrade Holding Corp.	21,069,546	1.5
			77,374,029	5.4

		Health Care: 15.8%
30,453	@	Abiomed, Inc.	4,185,156	0.3
220,260		Agilent Technologies, Inc.	13,290,488	0.9
101,610	@	Align Technology, Inc.	14,753,772	1.0
190,240	@	BioMarin Pharmaceutical, Inc.	16,672,634	1.2
89,323		Cooper Cos., Inc.	19,539,406	1.4
135,779	@	Edwards Lifesciences Corp.	15,624,090	1.1
469,206	@,L	Exact Sciences Corp.	17,111,943	1.2
323,439	@	Exelixis, Inc.	6,051,544	0.4
15,658	@	Intuitive Surgical, Inc.	14,322,059	1.0
119,557	@	Laboratory Corp. of America Holdings	16,618,423	1.2
163,941	@,L	Nevro Corp.	11,284,059	0.8
271,973	@,L	NuVasive, Inc.	20,406,134	1.4
202,241		PerkinElmer, Inc.	12,753,317	0.9
141,013	@	Prestige Brands Holdings, Inc.	7,104,235	0.5
50,202	@	Quintiles IMS Holdings, Inc.	4,339,461	0.3
499,567		Zoetis, Inc.	31,113,033	2.2
			225,169,754	15.8

		Industrials: 13.8%
253,568		Alaska Air Group, Inc.	22,073,094	1.5
283,557		Fortive Corp.	17,708,135	1.2
193,251		Ingersoll-Rand PLC - Class A	17,315,290	1.2
593,164		Masco Corp.	22,095,359	1.5
157,824		Orbital ATK, Inc.	16,044,388	1.1
629,370	@	Quanta Services, Inc.	19,296,484	1.4
141,802		Stanley Black & Decker, Inc.	19,517,627	1.4
88,225		TransDigm Group, Inc.	23,651,358	1.7
206,798		Waste Connections, Inc.	19,676,830	1.4
370,698		Xylem, Inc.	19,328,194	1.4
			196,706,759	13.8

		Information Technology: 23.0%
430,529		Amphenol Corp.	32,117,463	2.2
770,366	@	Ciena Corp.	18,088,194	1.3
282,030	@	Electronic Arts, Inc.	31,962,460	2.2
279,823	@	Fiserv, Inc.	35,056,225	2.5
160,773		Flir Systems, Inc.	6,091,689	0.4
181,036	@	Gartner, Inc.	21,651,906	1.5
212,496		Global Payments, Inc.	19,466,759	1.4
110,774		LogMeIn, Inc.	12,295,914	0.9
485,984		Maxim Integrated Products	23,230,035	1.6
380,068		Microchip Technology, Inc.	31,659,664	2.2
196,940		Motorola Solutions, Inc.	16,458,276	1.2
241,368	@	Red Hat, Inc.	21,619,332	1.5
534,659		SS&C Technologies Holdings, Inc.	20,092,485	1.4
387,113	@	Vantiv, Inc.	24,279,727	1.7
147,926	@,L	VMware, Inc.	14,371,011	1.0
			328,441,140	23.0

		Materials: 4.6%
272,947	@	Berry Plastics Group, Inc.	15,828,197	1.1
384,156	@	Crown Holdings, Inc.	22,181,167	1.6
271,757		Packaging Corp. of America	27,762,695	1.9
			65,772,059	4.6

		Real Estate: 5.0%
47,261		Equinix, Inc.	20,842,574	1.5
276,490		Equity Lifestyle Properties, Inc.	23,335,756	1.6

See Accompanying Notes to Financial Statements

5

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017 (CONTINUED)

195,919	@ SBA Communications Corp.	27,072,087	1.9
		71,250,417	5.0

	Total Common Stock
	(Cost $1,195,742,794)	1,398,312,350	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Securities Lending Collateralcc: 2.1%
7,167,923	Bank of Nova Scotia, Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $7,168,080, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $7,311,445, due 06/22/17-09/09/49)	7,167,923	0.5
7,167,923	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $7,168,084, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $7,311,281, due 06/15/17-03/20/67)	7,167,923	0.5
7,167,923	Daiwa Capital Markets, Repurchase Agreement dated 05/31/17, 0.85%, due 06/01/17 (Repurchase Amount $7,168,090, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $7,311,282, due 06/08/17-12/01/51)	7,167,923	0.5
2,352,900	Nomura Securities, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $2,352,953, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,399,958, due 06/01/17-05/20/67)	2,352,900	0.2
6,323,638	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/17, 0.94%, due 06/01/17 (Repurchase Amount $6,323,801, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,461,767, due 01/15/19-02/15/46)	6,323,638	0.4
		30,180,307	2.1

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.6%
22,091,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%††
	(Cost $22,091,000)	22,091,000	1.6

	Total Short-Term Investments
	(Cost $52,271,307)	52,271,307	3.7

	Total Investments in Securities (Cost $1,248,014,101)	$1,450,583,657	101.7
	Liabilities in Excess of Other Assets	(24,849,040)	(1.7)
	Net Assets	$1,425,734,617	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.

Cost for federal income tax purposes is $1,249,315,682.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$221,458,865
Gross Unrealized Depreciation	(20,190,890)

Net Unrealized Appreciation	$201,267,975

See Accompanying Notes to Financial Statements

6

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 12.0%
18,200	@	American Axle & Manufacturing Holdings, Inc.	275,002	0.1
18,500	@,L	American Outdoor Brands Corp.	419,025	0.2
12,600		Bed Bath & Beyond, Inc.	433,566	0.2
13,400		Brinker International, Inc.	525,682	0.3
8,500		CalAtlantic Group, Inc.	306,340	0.1
20,026		Carter's, Inc.	1,645,336	0.8
13,300		Cooper Tire & Rubber Co.	478,800	0.2
5,800	L	Dillard's, Inc.	298,584	0.1
21,529		D.R. Horton, Inc.	703,783	0.3
9,400		Foot Locker, Inc.	558,454	0.3
15,400		GameStop Corp.	340,956	0.2
20,800		Gap, Inc.	468,000	0.2
6,296,262	@	Global Brands Group Holding Ltd.	798,854	0.4
65,784		Goodyear Tire & Rubber Co.	2,119,561	1.0
43,499	L	Hanesbrands, Inc.	898,254	0.4
15,329		John Wiley & Sons, Inc.	777,180	0.4
16,400	L	Kohl's Corp.	630,252	0.3
6,200		Lear Corp.	924,048	0.4
15,551		Lennar Corp. - Class A	797,922	0.4
24,400		Macy's, Inc.	573,400	0.3
8,000	@	Meritage Homes Corp.	319,200	0.2
12,545	@	Mohawk Industries, Inc.	3,002,019	1.4
13,400		Movado Group, Inc.	282,740	0.1
5,500	@	Murphy USA, Inc.	374,165	0.2
22,131	@	Norwegian Cruise Line Holdings Ltd.	1,105,886	0.5
19,029		PVH Corp.	2,016,123	0.9
1,734		Quebecor, Inc.	52,822	0.0
37,982		Ross Stores, Inc.	2,427,809	1.1
14,817		Toll Brothers, Inc.	546,895	0.3
12,400		Viacom, Inc. - Class B	431,396	0.2
5,200		Whirlpool Corp.	964,808	0.5
			25,496,862	12.0

		Consumer Staples: 2.6%
4,763		Ingredion, Inc.	543,411	0.3
36,002		Kroger Co.	1,072,140	0.5
21,900	@	Pilgrim's Pride Corp.	509,613	0.2
11,395	@	Post Holdings, Inc.	915,474	0.4
7,800		Sanderson Farms, Inc.	925,860	0.4
15,100		SpartanNash Co.	449,980	0.2
67,200	@	SUPERVALU, Inc.	258,720	0.1
16,400		Tyson Foods, Inc.	940,376	0.5
			5,615,574	2.6

		Energy: 5.4%
22,200	@,L	Diamond Offshore Drilling	256,410	0.1
21,985	@	Diamondback Energy, Inc.	2,039,329	1.0
12,932	@	Energen Corp.	737,641	0.3
16,000		Marathon Petroleum Corp.	832,640	0.4
72,000	@	McDermott International, Inc.	447,120	0.2
15,600		Murphy Oil Corp.	380,796	0.2
9,200		National Oilwell Varco, Inc.	300,564	0.1
46,415	@	Newfield Exploration Co.	1,507,559	0.7
10,500		Oceaneering International, Inc.	255,990	0.1
19,200	L	PBF Energy, Inc.	370,944	0.2
12,122		Pioneer Natural Resources Co.	2,022,677	1.0
60,528	@	QEP Resources, Inc.	605,280	0.3
6,100		Tesoro Corp.	507,764	0.2
57,672	@	Trican Well Services Ltd.	171,199	0.1
18,600		Valero Energy Corp.	1,143,342	0.5
			11,579,255	5.4

		Financials: 20.2%
8,300		Allstate Corp.	716,622	0.3
8,100		Ameriprise Financial, Inc.	978,399	0.5
15,800	L	Amtrust Financial Services, Inc.	207,612	0.1
80,500		Annaly Capital Management, Inc.	964,390	0.5
9,758		Assurant, Inc.	956,089	0.5
12,300		Assured Guaranty Ltd.	480,438	0.2
4,800		Axis Capital Holdings Ltd.	314,784	0.1
15,878		Bank of the Ozarks, Inc.	701,808	0.3
74,074		BankUnited, Inc.	2,456,294	1.2
14,100		BB&T Corp.	587,265	0.3
33,876	L	CIT Group, Inc.	1,526,114	0.7
55,446		CNO Financial Group, Inc.	1,136,088	0.5
31,624		Comerica, Inc.	2,168,141	1.0
12,100		Discover Financial Services	710,270	0.3
17,564		East West Bancorp, Inc.	961,278	0.5
5,100		Everest Re Group Ltd.	1,298,715	0.6
36,400		Fifth Third Bancorp	864,136	0.4
23,679		First Republic Bank	2,180,836	1.0
40,042		FNF Group	1,706,190	0.8
49,300	@	Genworth Financial, Inc.	180,438	0.1
6,334		Hanover Insurance Group, Inc.	528,192	0.3
23,400		Hartford Financial Services Group, Inc.	1,155,726	0.5
11,892		Iberiabank Corp.	918,062	0.4
31,100		Keycorp	543,317	0.3
19,600		Lincoln National Corp.	1,273,608	0.6
18,852		MB Financial, Inc.	776,325	0.4
30,000	@	MGIC Investment Corp.	317,400	0.2
25,100		MTGE Investment Corp.	458,075	0.2
34,100		Navient Corp.	492,063	0.2
18,097		Provident Financial Services, Inc.	422,384	0.2
4,830		Raymond James Financial, Inc.	349,064	0.2
87,400		Regions Financial Corp.	1,209,616	0.6
15,811		Reinsurance Group of America, Inc.	1,968,628	0.9
40,259		SEI Investments Co.	2,016,573	0.9
9,196		South State Corp.	764,188	0.4

See Accompanying Notes to Financial Statements

7

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017 (CONTINUED)

14,100		Starwood Property Trust, Inc.	310,482	0.1
21,194		Sterling Bancorp/DE	454,611	0.2
13,300		SunTrust Banks, Inc.	709,821	0.3
41,742		Unum Group	1,877,555	0.9
13,300		Validus Holdings Ltd.	710,220	0.3
8,069	@	Western Alliance Bancorp.	368,915	0.2
6,000	@,L	World Acceptance Corp.	468,720	0.2
48,426		XL Group Ltd.	2,115,732	1.0
40,483		Zions Bancorp.	1,622,154	0.8
			42,927,338	20.2

		Health Care: 8.2%
23,169	@	Acadia Healthcare Co., Inc.	957,806	0.4
5,100		Aetna, Inc.	738,786	0.3
39,220		Agilent Technologies, Inc.	2,366,535	1.1
14,239		Becton Dickinson & Co.	2,694,446	1.3
42,330	@	Brookdale Senior Living, Inc.	581,614	0.3
11,900		Cardinal Health, Inc.	884,051	0.4
3,500		Cigna Corp.	564,305	0.3
49,609	@	Envision Healthcare Corp.	2,709,147	1.3
16,137	@	Laboratory Corp. of America Holdings	2,243,043	1.0
6,500	@,L	Lannett Co., Inc.	130,650	0.1
7,800	@	LifePoint Health, Inc.	474,240	0.2
11,200	@	Mylan NV	436,576	0.2
9,600		Owens & Minor, Inc.	306,048	0.1
7,100		Quest Diagnostics, Inc.	772,267	0.4
14,342		STERIS PLC	1,112,366	0.5
4,700	@	United Therapeutics Corp.	568,183	0.3
			17,540,063	8.2

		Industrials: 14.5%
61,100	@	ACCO Brands Corp.	693,485	0.3
13,600		Aircastle Ltd.	296,888	0.1
12,603		Carlisle Cos., Inc.	1,277,062	0.6
16,665	@	Clean Harbors, Inc.	973,403	0.5
75,365	L	Covanta Holding Corp.	1,111,634	0.5
5,300		Cummins, Inc.	835,810	0.4
21,627		EMCOR Group, Inc.	1,362,934	0.6
14,230	@	Generac Holdings, Inc.	493,069	0.2
16,308	@	Genesee & Wyoming, Inc.	1,068,174	0.5
11,800	@	Hawaiian Holdings, Inc.	591,180	0.3
53,096		Hexcel Corp.	2,730,727	1.3
7,649		Hubbell, Inc.	886,596	0.4
2,000		Huntington Ingalls Industries, Inc.	391,620	0.2
20,029		IDEX Corp.	2,172,546	1.0
37,377		Jacobs Engineering Group, Inc.	1,959,302	0.9
36,580		Knight Transportation, Inc.	1,219,943	0.6
3,912		LSC Communications, Inc.	83,208	0.0
39,739	@	Milacron Holdings Corp.	691,061	0.3
14,750	@	Moog, Inc.	1,033,090	0.5
7,000		Owens Corning, Inc.	436,800	0.2
5,379		Roper Technologies, Inc.	1,222,109	0.6
10,433		RR Donnelley & Sons Co.	124,361	0.1
95,923		Sanwa Holdings Corp.	1,058,446	0.5
14,500	@	Schneider National, Inc.	287,970	0.1
15,950	@	Sensata Technologies Holdings N.V.	644,858	0.3
12,685		Snap-On, Inc.	2,050,657	1.0
18,800		Spirit Aerosystems Holdings, Inc.	1,024,412	0.5
6,000	@	Swift Transportation Co.	143,700	0.1
12,300		Trinity Industries, Inc.	313,896	0.1
9,800		Triumph Group, Inc.	319,480	0.2
14,300	@	United Continental Holdings, Inc.	1,139,281	0.5
3,100	@	United Rentals, Inc.	337,063	0.2
27,300		Wabash National Corp.	545,727	0.3
7,222		Wabtec Corp.	590,398	0.3
11,424	@	Wesco International, Inc.	698,578	0.3
			30,809,468	14.5

		Information Technology: 13.1%
18,358	@	Acacia Communications, Inc.	863,560	0.4
40,900	@	Amkor Technology, Inc.	463,806	0.2
29,567	@	Arrow Electronics, Inc.	2,234,970	1.0
25,332		Booz Allen Hamilton Holding Corp.	999,094	0.5
30,291	@	CommScope Holding Co., Inc.	1,120,464	0.5
14,100		Convergys Corp.	342,771	0.2
36,000		Corning, Inc.	1,047,600	0.5
27,749	@	Euronet Worldwide, Inc.	2,420,545	1.1
33,600	@	Flex Ltd.	579,936	0.3
55,437		Genpact Ltd.	1,514,539	0.7
10,097		Harris Corp.	1,132,480	0.5
93,490	@	Keysight Technologies, Inc.	3,612,454	1.7
17,600	@	Kulicke & Soffa Industries, Inc.	389,840	0.2
9,400		Lam Research Corp.	1,458,598	0.7
32,917	@	Microsemi Corp.	1,616,554	0.8
27,900	@	Photronics, Inc.	280,395	0.1
2,974	@	Qorvo, Inc.	231,823	0.1
23,900	@	Sanmina Corp.	874,740	0.4
17,300		Seagate Technology	753,761	0.4
26,777		Silicon Motion Technology Corp. ADR	1,399,098	0.7
29,300		SS&C Technologies Holdings, Inc.	1,101,094	0.5
5,300		TE Connectivity Ltd.	417,905	0.2
9,190	@	VeriSign, Inc.	828,570	0.4
14,500		Western Digital Corp.	1,305,870	0.6
126,100		Xerox Corp.	891,527	0.4
			27,881,994	13.1

		Materials: 7.0%
16,508		Albemarle Corp.	1,875,309	0.9
10,874		Bemis Co., Inc.	485,415	0.2
23,797		Cabot Corp.	1,242,917	0.6
22,979		Celanese Corp.	1,988,832	0.9
7,737	@	Crown Holdings, Inc.	446,734	0.2
19,200		Domtar Corp.	698,496	0.3
13,500		Eastman Chemical Co.	1,081,485	0.5
44,800		Huntsman Corp.	1,070,720	0.5
23,631	@	Louisiana-Pacific Corp.	526,499	0.3
16,426		Methanex Corp.	677,573	0.3

See Accompanying Notes to Financial Statements

8

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017 (CONTINUED)

29,200	@	Owens-Illinois, Inc.	659,044	0.3
41,101		Reliance Steel & Aluminum Co.	2,998,318	1.4
7,300		Schweitzer-Mauduit International, Inc.	272,144	0.1
15,849		Westlake Chemical Corp.	974,080	0.5
			14,997,566	7.0

		Real Estate: 9.0%
9,912		American Assets Trust, Inc.	387,064	0.2
49,900		Ashford Hospitality Trust, Inc.	307,384	0.1
26,000		Brandywine Realty Trust	453,180	0.2
77,180	L	CBL & Associates Properties, Inc.	593,514	0.3
76,711	@	CBRE Group, Inc.	2,675,680	1.3
22,300		DDR Corp.	191,334	0.1
11,381		Equity Lifestyle Properties, Inc.	960,556	0.5
6,656		Extra Space Storage, Inc.	515,640	0.2
13,093		Forest City Realty Trust, Inc.	298,128	0.1
32,300		Franklin Street Properties Corp.	363,375	0.2
26,600		Getty Realty Corp.	668,990	0.3
19,600		Government Properties Income Trust	423,360	0.2
22,400		Hospitality Properties Trust	647,808	0.3
101,098		Host Hotels & Resorts, Inc.	1,818,753	0.9
2,404		LaSalle Hotel Properties	68,394	0.0
55,400		Lexington Realty Trust	532,394	0.3
6,453		Life Storage, Inc.	483,330	0.2
57,200		Medical Properties Trust, Inc.	740,740	0.3
18,163		Mid-America Apartment Communities, Inc.	1,851,536	0.9
18,000	L	Omega Healthcare Investors, Inc.	563,760	0.3
46,000		Piedmont Office Realty Trust, Inc.	974,740	0.5
9,268		PS Business Parks, Inc.	1,170,363	0.5
32,800		Senior Housing Properties Trust	693,392	0.3
56,245		STORE Capital Corp.	1,146,273	0.5
30,400		Summit Hotel Properties, Inc.	544,160	0.3
			19,073,848	9.0

		Telecommunication Services: 0.7%
59,294	@,L	Iridium Communications, Inc.	587,011	0.3
13,575		Millicom International Cellular S.A.	794,211	0.4
			1,381,222	0.7

		Utilities: 4.9%
21,700		AES Corp.	253,456	0.1
30,468		Alliant Energy Corp.	1,263,508	0.6
6,400		American Electric Power Co., Inc.	459,392	0.2
7,200		Edison International	587,304	0.3
16,000		Entergy Corp.	1,264,960	0.6
35,400		Exelon Corp.	1,285,374	0.6
45,500	FirstEnergy Corp.	1,330,420	0.6
23,303	Great Plains Energy, Inc.	669,495	0.3
33,100	Public Service Enterprise Group, Inc.	1,486,521	0.7
37,778	UGI Corp.	1,933,478	0.9
		10,533,908	4.9

	Total Common Stock
	(Cost $186,235,957)	207,837,098	97.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.9%
	Securities Lending Collateralcc: 2.8%
1,432,904	BNP Paribas S.A., Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,432,936, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,461,562, due 06/30/17-07/20/63)	1,432,904	0.7
1,432,904	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $1,432,936, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,461,562, due 06/15/17-03/20/67)	1,432,904	0.6
1,432,904	Citigroup, Inc., Repurchase Agreement dated 05/31/17, 0.81%, due 06/01/17 (Repurchase Amount $1,432,936, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.750%-11.500%, Market Value plus accrued interest $1,461,562, due 06/01/17-05/15/57)	1,432,904	0.7

See Accompanying Notes to Financial Statements

9

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017 (CONTINUED)

301,522	Credit Suisse Securities, Repurchase Agreement dated 05/31/17, 0.75%, due 06/01/17 (Repurchase Amount $301,528, collateralized by various U.S. Government Securities, 2.000%-2.500%, Market Value plus accrued interest $307,559, due 01/15/26-01/15/29)	301,522	0.1
1,432,904	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $1,432,935, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%-7.000%, Market Value plus accrued interest $1,461,562, due 02/19/19-09/09/49)	1,432,904	0.7
		6,033,138	2.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.1%
4,495,558	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%††
	(Cost $4,495,558)	4,495,558	2.1

	Total Short-Term Investments
	(Cost $10,528,696)	10,528,696	4.9

	Total Investments in Securities (Cost $196,764,653)	$218,365,794	102.5
	Liabilities in Excess of Other Assets	(5,281,229)	(2.5)
	Net Assets	$213,084,565	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.

Cost for federal income tax purposes is $197,551,444.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$32,930,082
Gross Unrealized Depreciation	(12,115,732)

Net Unrealized Appreciation	$20,814,350

See Accompanying Notes to Financial Statements

10

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.3%
		Consumer Discretionary: 16.8%
249,738		AMC Entertainment Holdings, Inc.	5,619,105	0.6
475,492		American Eagle Outfitters, Inc.	5,468,158	0.6
284,657	@	At Home Group, Inc.	5,334,472	0.6
248,800	L	Big Lots, Inc.	12,148,904	1.3
353,221	@	Boyd Gaming Corp.	8,975,346	0.9
138,450	@	Bright Horizons Family Solutions, Inc.	10,621,884	1.1
131,626		CalAtlantic Group, Inc.	4,743,801	0.5
302,154		Camping World Holdings, Inc.	8,158,158	0.9
166,367		Cheesecake Factory	9,812,326	1.0
89,138		Childrens Place Retail Stores, Inc.	9,644,731	1.0
406,476		ClubCorp Holdings, Inc.	5,406,131	0.6
352,765		Dana, Inc.	7,450,397	0.8
418,077		Extended Stay America, Inc.	7,609,001	0.8
256,646	@	Imax Corp.	6,428,982	0.7
257,457	@,L	J. Jill, Inc.	3,282,577	0.3
86,790		Jack in the Box, Inc.	9,250,078	1.0
56,226		Monro Muffler Brake, Inc.	2,788,810	0.3
253,607	@	Nautilus, Inc.	4,602,967	0.5
489,025		Planet Fitness, Inc.	10,685,196	1.1
42,783		Pool Corp.	5,096,739	0.5
169,451	@	Sotheby's	8,911,428	0.9
119,657	@	Universal Electronics, Inc.	7,729,842	0.8
			159,769,033	16.8

		Consumer Staples: 1.2%
307,920	@	Blue Buffalo Pet Products, Inc.	7,233,041	0.7
213,697		Vector Group Ltd.	4,645,773	0.5
			11,878,814	1.2

		Energy: 1.4%
228,770	@,L	Carrizo Oil & Gas, Inc.	5,019,214	0.5
50,596	@,L	Dril-Quip, Inc.	2,509,562	0.3
153,805	@	Unit Corp.	2,742,343	0.3
89,427		US Silica Holdings, Inc.	3,398,226	0.3
			13,669,345	1.4

		Financials: 5.0%
54,003		Evercore Partners, Inc.	3,661,403	0.4
223,203		Home Bancshares, Inc./Conway AR	5,225,182	0.5
169,506		Houlihan Lokey, Inc.	5,690,317	0.6
640,601	@	MGIC Investment Corp.	6,777,559	0.7
270,449		OM Asset Management Plc	3,775,468	0.4
80,485		Pinnacle Financial Partners, Inc.	4,841,173	0.5
78,962		Primerica, Inc.	5,701,056	0.6
99,208	@	Texas Capital Bancshares, Inc.	7,281,867	0.8
310,224		Virtu Financial, Inc.	5,056,651	0.5
			48,010,676	5.0

		Health Care: 18.5%
79,680	@	Aerie Pharmaceuticals, Inc.	4,418,256	0.5
143,727	@	Amedisys, Inc.	8,612,122	0.9
262,450	@	Catalent, Inc.	9,324,848	1.0
76,369	@	Charles River Laboratories International, Inc.	7,029,766	0.7
39,629		Chemed Corp.	8,110,471	0.9
40,108	@	Clovis Oncology, Inc.	2,071,979	0.2
206,015	@	Dermira, Inc.	5,648,931	0.6
123,837	@,L	Epizyme, Inc.	1,770,869	0.2
123,957	@,L	Exact Sciences Corp.	4,520,712	0.5
309,132	@,L	Halozyme Therapeutics, Inc.	3,647,758	0.4
184,042	@	HealthEquity, Inc.	8,429,124	0.9
275,340		Healthsouth Corp.	12,481,162	1.3
90,631		Hill-Rom Holdings, Inc.	7,011,214	0.7
224,246	@	Horizon Pharma PLC	2,242,460	0.2
207,666	@,L	Lexicon Pharmaceuticals, Inc.	2,876,174	0.3
42,584	@,L	Ligand Pharmaceuticals, Inc.	4,610,996	0.5
100,586	@	MacroGenics, Inc.	1,785,402	0.2
50,553	@	Masimo Corp.	4,400,133	0.5
257,379	@	Merit Medical Systems, Inc.	9,136,955	1.0
78,346	@,L	Myovant Sciences Ltd.	1,110,946	0.1
258,727	@	Natus Medical, Inc.	8,770,845	0.9
131,150	@	NuVasive, Inc.	9,840,185	1.0
116,121	@	Omnicell, Inc.	4,633,228	0.5
172,702		Owens & Minor, Inc.	5,505,740	0.6
93,508	@	Pacira Pharmaceuticals, Inc.	4,151,755	0.4
108,121	@	Portola Pharmaceuticals, Inc.	3,984,259	0.4
170,967	@	Prestige Brands Holdings, Inc.	8,613,317	0.9
69,905	@,L	Prothena Corp. PLC	3,565,854	0.4
117,155	@,L	Radius Health, Inc.	4,055,906	0.4
109,659	@,L	Sarepta Therapeutics, Inc.	3,272,225	0.3
445,358	@	Select Medical Holdings Corp.	5,967,797	0.6
557,633	@,L	TherapeuticsMD, Inc.	2,314,177	0.2
43,274	@,L	Ultragenyx Pharmaceutical, Inc.	2,330,305	0.3
			176,245,871	18.5

		Industrials: 15.6%
277,764		Actuant Corp.	7,207,976	0.8
94,406	@	Advisory Board Co.	4,880,790	0.5
64,395		Allegiant Travel Co.	8,822,115	0.9
151,022	@	Beacon Roofing Supply, Inc.	7,283,791	0.8
119,714		CIRCOR International, Inc.	7,716,765	0.8
32,249		Curtiss-Wright Corp.	2,903,378	0.3
115,672		EnPro Industries, Inc.	7,728,046	0.8
116,200		Exponent, Inc.	6,890,660	0.7
168,043		Healthcare Services Group, Inc.	8,044,218	0.9

See Accompanying Notes to Financial Statements

11

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017 (CONTINUED)

214,926		Knight Transportation, Inc.	7,167,782	0.8
389,761		Knoll, Inc.	8,379,862	0.9
216,584		Korn/Ferry International	6,954,512	0.7
102,782	L	Lindsay Corp.	8,775,527	0.9
96,255		Matthews International Corp.	6,136,256	0.6
95,758		Regal-Beloit Corp.	7,584,034	0.8
177,772		Simpson Manufacturing Co., Inc.	7,142,879	0.8
63,522	@	Teledyne Technologies, Inc.	8,353,778	0.9
25,808		Tennant Co.	1,806,560	0.2
55,576		Toro Co.	3,806,400	0.4
153,474	@	TrueBlue, Inc.	4,120,777	0.4
124,380		Watts Water Technologies, Inc.	7,723,998	0.8
129,412		Woodward, Inc.	8,815,545	0.9
			148,245,649	15.6

		Information Technology: 24.7%
258,635	@	BroadSoft, Inc.	10,345,400	1.1
247,853	@	CalAmp Corp.	4,684,422	0.5
232,296	@	Cardtronics plc	7,956,138	0.8
36,479	@	Coherent, Inc.	9,052,264	1.0
163,633	@	Commvault Systems, Inc.	9,183,902	1.0
206,704	@	Coupa Software, Inc.	7,073,411	0.7
270,506	@	Cray, Inc.	4,801,482	0.5
188,365	@	Electronics for Imaging, Inc.	8,932,268	0.9
113,411	@	Ellie Mae, Inc.	12,425,309	1.3
165,815	@	EPAM Systems, Inc.	13,908,562	1.5
78,650	@	Euronet Worldwide, Inc.	6,860,640	0.7
82,910		Fair Isaac Corp.	10,998,841	1.2
98,783	@	Guidewire Software, Inc.	6,561,167	0.7
45,115	@,L	Impinj, Inc.	1,969,270	0.2
179,706	@	Infinera Corp.	1,746,742	0.2
487,960	@	Integrated Device Technology, Inc.	12,482,017	1.3
91,548		j2 Global, Inc.	7,746,792	0.8
37,880		Littelfuse, Inc.	6,134,666	0.6
117,711	@	Manhattan Associates, Inc.	5,513,583	0.6
236,626	@,L	Match Group, Inc.	4,609,474	0.5
136,707	@	Microsemi Corp.	6,713,681	0.7
61,750		Monolithic Power Systems, Inc.	6,063,850	0.6
149,869		National Instruments Corp.	5,717,502	0.6
132,344	@	Netscout Systems, Inc.	4,843,790	0.5
96,670		Power Integrations, Inc.	6,472,057	0.7
137,872	@,L	Proofpoint, Inc.	11,856,992	1.2
156,943	@	PROS Holdings, Inc.	4,687,887	0.5
283,156	@	Rapid7, Inc.	5,198,744	0.6
192,604	@	RingCentral, Inc.	6,567,796	0.7
99,765	@	SPS Commerce, Inc.	5,802,332	0.6
141,305	@	Synaptics, Inc.	7,850,906	0.8
42,713		Universal Display Corp.	4,843,654	0.5
101,174	@	WebMD Health Corp.	5,663,721	0.6
			235,269,262	24.7

		Materials: 6.9%
303,814	@	Boise Cascade Co.	8,187,787	0.9
336,195		Commercial Metals Co.	6,085,129	0.6
119,195		Greif, Inc. - Class A	7,086,143	0.7
145,330		HB Fuller Co.	7,375,498	0.8
765,868		Hecla Mining Co.	4,396,082	0.5
293,123		KapStone Paper and Packaging Corp.	6,193,689	0.6
113,230		Minerals Technologies, Inc.	8,146,899	0.9
160,830		PolyOne Corp.	6,005,392	0.6
303,934		Valvoline, Inc.	6,799,004	0.7
141,662		Worthington Industries, Inc.	5,945,554	0.6
			66,221,177	6.9

		Real Estate: 4.0%
176,861	L	DuPont Fabros Technology, Inc.	9,661,916	1.0
75,426		EastGroup Properties, Inc.	6,142,693	0.6
199,898		QTS Realty Trust, Inc.	10,438,674	1.1
154,944		Terreno Realty Corp.	5,063,570	0.5
301,701		Urban Edge Properties	7,192,552	0.8
			38,499,405	4.0

		Telecommunication Services: 1.2%
225,555	@	Boingo Wireless, Inc.	3,624,669	0.4
187,935		Cogent Communications Holdings, Inc.	7,404,639	0.8
			11,029,308	1.2

	Total Common Stock
	(Cost $820,883,908)		908,838,540	95.3

EXCHANGE-TRADED FUNDS: 1.5%
87,907	L	iShares Russell 2000 Growth Index Fund	14,357,850	1.5

	Total Exchange-Traded Funds
	(Cost $12,544,816)		14,357,850	1.5

RIGHTS: 0.0%
		Health Care: 0.0%
59,895	@	Dyax, Corp. - CVR	66,483	0.0

	Total Rights
	(Cost $30,214)		66,483	0.0

	Total Long-Term Investments
	(Cost $833,458,938)		923,262,873	96.8

See Accompanying Notes to Financial Statements

12

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.4%
	Securities Lending Collateralcc: 5.8%
13,055,373	Citigroup, Inc., Repurchase Agreement dated 05/31/17, 0.81%, due 06/01/17 (Repurchase Amount $13,055,663, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.750%-11.500%, Market Value plus accrued interest $13,316,480, due 06/01/17-05/15/57)	13,055,373	1.4
4,284,989	Deutsche Bank AG, Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $4,285,083, collateralized by various U.S. Government Securities, 2.250%-3.000%, Market Value plus accrued interest $4,370,690, due 05/15/45-08/15/46)	4,284,989	0.4
13,055,373	HSBC Securities USA, Repurchase Agreement dated 05/31/17, 0.79%, due 06/01/17 (Repurchase Amount $13,055,656, collateralized by various U.S. Government Agency Obligations, 2.500%-6.000%, Market Value plus accrued interest $13,316,585, due 12/01/22-08/01/46)	13,055,373	1.4
13,055,373	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/17, 0.80%, due 06/01/17 (Repurchase Amount $13,055,659, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%-7.000%, Market Value plus accrued interest $13,316,481, due 02/19/19-09/09/49)	13,055,373	1.4
11,517,498	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/17, 0.94%, due 06/01/17 (Repurchase Amount $11,517,795, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $11,769,078, due 01/15/19-02/15/46)	11,517,498	1.2
		54,968,606	5.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.6%
34,440,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%††
	(Cost $34,440,000)	34,440,000	3.6

	Total Short-Term Investments
	(Cost $89,408,606)	89,408,606	9.4

	Total Investments in Securities (Cost $922,867,544)	$1,012,671,479	106.2
	Liabilities in Excess of Other Assets	(59,244,449)	(6.2)
	Net Assets	$953,427,030	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.

Cost for federal income tax purposes is $926,421,766.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$126,915,770
Gross Unrealized Depreciation	(40,666,057)

Net Unrealized Appreciation	$86,249,713

See Accompanying Notes to Financial Statements

13

Voya SMID Cap Growth Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.6%
		Consumer Discretionary: 15.7%
1,298		AMC Entertainment Holdings, Inc.	29,205	0.9
703		Big Lots, Inc.	34,328	1.0
461	@	Bright Horizons Family Solutions, Inc.	35,368	1.1
528		CalAtlantic Group, Inc.	19,029	0.6
900		Camping World Holdings, Inc.	24,300	0.7
915		Dana, Inc.	19,325	0.6
799		Dick's Sporting Goods, Inc.	32,863	1.0
1,945		Extended Stay America, Inc.	35,399	1.1
469		Foot Locker, Inc.	27,863	0.8
988	@	Imax Corp.	24,750	0.8
211		Jack in the Box, Inc.	22,488	0.7
638		Leggett & Platt, Inc.	33,189	1.0
299		Monro Muffler Brake, Inc.	14,830	0.4
102	@	Panera Bread Co.	32,078	1.0
1,585		Planet Fitness, Inc.	34,632	1.1
352		Polaris Industries, Inc.	29,427	0.9
246		Pool Corp.	29,306	0.9
177		Vail Resorts, Inc.	37,860	1.1
			516,240	15.7

		Consumer Staples: 2.0%
1,348	@	Blue Buffalo Pet Products, Inc.	31,665	1.0
447		Church & Dwight Co., Inc.	23,092	0.7
2,849	@	Rite Aid Corp.	9,715	0.3
			64,472	2.0

		Energy: 1.4%
310	@	Dril-Quip, Inc.	15,376	0.5
1,200	@	QEP Resources, Inc.	12,000	0.3
1,600	@	Southwestern Energy Co.	9,696	0.3
265		US Silica Holdings, Inc.	10,070	0.3
			47,142	1.4

		Financials: 7.1%
453		Arthur J. Gallagher & Co.	25,699	0.8
415		CBOE Holdings, Inc.	35,844	1.1
321		Evercore Partners, Inc.	21,764	0.7
530		Home Bancshares, Inc./Conway AR	12,407	0.4
118		MarketAxess Holdings, Inc.	22,488	0.7
1,700		OM Asset Management Plc	23,732	0.7
217	@	Signature Bank	31,035	0.9
1,803		Virtu Financial, Inc.	29,389	0.9
690	@	Western Alliance Bancorp.	31,547	0.9
			233,905	7.1
		Health Care: 16.3%
535	@,L	Acadia Pharmaceuticals, Inc.	13,755	0.4
92	@	Aerie Pharmaceuticals, Inc.	5,101	0.2
325	@	Alkermes PLC	18,772	0.6
347	@	Charles River Laboratories International, Inc.	31,941	1.0
130		Chemed Corp.	26,606	0.8
595	@	Exelixis, Inc.	11,132	0.3
801		Healthsouth Corp.	36,309	1.1
494		Hill-Rom Holdings, Inc.	38,216	1.2
444	@	Hologic, Inc.	19,230	0.6
385	@	Horizon Pharma PLC	3,850	0.1
156	@	Idexx Laboratories, Inc.	26,269	0.8
90	@,L	Intercept Pharmaceuticals, Inc.	10,071	0.3
156	@,L	Ionis Pharmaceuticals, Inc.	7,143	0.2
600	@,L	Lexicon Pharmaceuticals, Inc.	8,310	0.2
133	@,L	Ligand Pharmaceuticals, Inc.	14,401	0.4
292	@	Masimo Corp.	25,416	0.8
395	@	Mednax, Inc.	21,449	0.7
798	@	Merit Medical Systems, Inc.	28,329	0.9
857	@	Natus Medical, Inc.	29,052	0.9
243	@	Neurocrine Biosciences, Inc.	10,563	0.3
385	@	NuVasive, Inc.	28,887	0.9
607	@	Prestige Brands Holdings, Inc.	30,581	0.9
292	@,L	Radius Health, Inc.	10,109	0.3
370		STERIS PLC	28,697	0.9
100		Teleflex, Inc.	20,002	0.6
102	@	Ultragenyx Pharmaceutical, Inc.	5,493	0.2
140	@	WellCare Health Plans, Inc.	24,052	0.7
			533,736	16.3

		Industrials: 20.0%
1,015		Actuant Corp.	26,339	0.8
317	@	Advisory Board Co.	16,389	0.5
393		Alaska Air Group, Inc.	34,211	1.0
438		Altra Industrial Motion Corp.	18,921	0.6
580	@	Beacon Roofing Supply, Inc.	27,973	0.9
309		CIRCOR International, Inc.	19,918	0.6
880	@	Copart, Inc.	27,447	0.8
400		EnPro Industries, Inc.	26,724	0.8
320	@	Esterline Technologies Corp.	31,184	1.0
499		Fortune Brands Home & Security, Inc.	31,487	1.0
366		GATX Corp.	21,770	0.7
324	@	Genesee & Wyoming, Inc.	21,222	0.6
351		IDEX Corp.	38,073	1.2
196		Insperity, Inc.	14,788	0.5
350	L	Lindsay Corp.	29,883	0.9
813		Mobile Mini, Inc.	22,764	0.7
228		Nordson Corp.	26,421	0.8

See Accompanying Notes to Financial Statements

14

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017 (CONTINUED)

434	@	On Assignment, Inc.	22,742	0.7
230		Orbital ATK, Inc.	23,382	0.7
362		Regal-Beloit Corp.	28,670	0.9
714	@	SPX FLOW, Inc.	26,654	0.8
327		Toro Co.	22,396	0.7
713	@	TransUnion	31,165	0.9
183	@	WABCO Holdings, Inc.	22,293	0.7
300		Wabtec Corp.	24,525	0.7
320		Xylem, Inc.	16,685	0.5
			654,026	20.0

		Information Technology: 21.3%
1,307	@	ARRIS International PLC	36,648	1.1
479		Belden, Inc.	34,009	1.0
296		Broadridge Financial Solutions, Inc. ADR	22,463	0.7
51	@	Coherent, Inc.	12,656	0.4
500	@	CommScope Holding Co., Inc.	18,495	0.6
467	@	Cornerstone OnDemand, Inc.	17,447	0.5
152	@	CoStar Group, Inc.	39,759	1.2
950		CSRA, Inc.	28,652	0.9
430	@	Electronics for Imaging, Inc.	20,390	0.6
393	@	Euronet Worldwide, Inc.	34,281	1.0
268		Fair Isaac Corp.	35,553	1.1
473	@	Guidewire Software, Inc.	31,417	1.0
2,417	@	Infinera Corp.	23,493	0.7
588	@	Manhattan Associates, Inc.	27,542	0.8
693	@	Microsemi Corp.	34,033	1.0
608		National Instruments Corp.	23,195	0.7
1,584	@	Nuance Communications, Inc.	29,320	0.9
350	@,L	Proofpoint, Inc.	30,100	0.9
493	@	PTC, Inc.	28,387	0.9
584		SS&C Technologies Holdings, Inc.	21,947	0.7
503	@	Synaptics, Inc.	27,947	0.9
417	@	Trimble, Inc.	15,029	0.5
228	@	Tyler Technologies, Inc.	38,961	1.2
174	@	Ultimate Software Group, Inc.	38,409	1.2
263	@	WEX, Inc.	26,868	0.8
			697,001	21.3

		Materials: 6.6%
299		Avery Dennison Corp.	25,193	0.8
1,160	@	Boise Cascade Co.	31,262	0.9
621		Carpenter Technology Corp.	22,648	0.7
386		Compass Minerals International, Inc.	24,762	0.7
604	@	Crown Holdings, Inc.	34,875	1.1
400		Greif, Inc. - Class A	23,780	0.7
405		Minerals Technologies, Inc.	29,140	0.9
695		PolyOne Corp.	25,951	0.8
			217,611	6.6

		Real Estate: 3.0%
982		CubeSmart	24,511	0.8
196		Equity Lifestyle Properties, Inc.	16,542	0.5
575		QTS Realty Trust, Inc.	30,026	0.9
430		Taubman Centers, Inc.	26,295	0.8
			97,374	3.0

		Telecommunication Services: 0.6%
583	@	Zayo Group Holdings, Inc.	18,749	0.6

		Utilities: 0.6%
345		National Fuel Gas Co.	19,582	0.6

	Total Common Stock
	(Cost $2,986,604)		3,099,838	94.6

EXCHANGE-TRADED FUNDS: 1.8%
249	L	iShares Russell 2000 Growth Index Fund	40,669	1.2
187	L	iShares Russell Midcap Growth Index Fund	20,163	0.6

	Total Exchange-Traded Funds
	(Cost $58,701)		60,832	1.8

	Total Long-Term Investments
	(Cost $3,045,305)		3,160,670	96.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.9%
	Securities Lending Collateralcc: 5.6%
182,574	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.82%, due 06/01/17 (Repurchase Amount $182,578, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $186,225, due 06/15/17-03/20/67)
	(Cost $182,574)	182,574	5.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.3%
109,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%††
	(Cost $109,000)	109,000	3.3

	Total Short-Term Investments
	(Cost $291,574)	291,574	8.9

	Total Investments in Securities (Cost $3,336,879)	$3,452,244	105.3
	Liabilities in Excess of Other Assets	(174,092)	(5.3)
	Net Assets	$3,278,152	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

15

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017 (CONTINUED)

††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.

Cost for federal income tax purposes is $3,337,882.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$251,981
Gross Unrealized Depreciation	(137,619)

Net Unrealized Appreciation	$114,362

See Accompanying Notes to Financial Statements

16

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Consumer Discretionary: 13.6%
2,448	Brinker International, Inc.	96,035	0.5
3,548	Comcast Corp. – Class A	147,916	0.8
1,420	Darden Restaurants, Inc.	126,281	0.7
4,175	H&R Block, Inc.	110,805	0.6
1,714	Home Depot, Inc.	263,116	1.4
1,773	Kohl's Corp.	68,137	0.3
2,052	McDonald's Corp.	309,626	1.6
1,355	Omnicom Group	113,441	0.6
4,589	Regal Entertainment Group	95,451	0.5
3,473	Service Corp. International	110,719	0.6
2,972	Six Flags Entertainment Corp.	179,449	0.9
2,720	Starbucks Corp.	173,019	0.9
2,361	Target Corp.	130,209	0.7
1,698	Time Warner, Inc.	168,934	0.9
582	Vail Resorts, Inc.	124,490	0.6
2,230	Walt Disney Co.	240,706	1.3
1,894	Yum! Brands, Inc.	137,580	0.7
		2,595,914	13.6

	Consumer Staples: 9.8%
3,013	Altria Group, Inc.	227,301	1.2
4,527	Coca-Cola Co.	205,843	1.1
2,023	CVS Health Corp.	155,427	0.8
1,120	Kellogg Co.	80,192	0.4
1,076	Kimberly-Clark Corp.	139,590	0.7
2,076	PepsiCo, Inc.	242,622	1.3
2,293	Philip Morris International, Inc.	274,701	1.5
3,188	Procter & Gamble Co.	280,831	1.5
795	Walgreens Boots Alliance, Inc.	64,411	0.3
2,519	Wal-Mart Stores, Inc.	197,993	1.0
		1,868,911	9.8

	Energy: 5.4%
2,497	Chevron Corp.	258,390	1.3
4,676	Exxon Mobil Corp.	376,418	2.0
2,231	Occidental Petroleum Corp.	131,473	0.7
1,408	Phillips 66	107,163	0.6
594	Schlumberger Ltd.	41,336	0.2
1,758	Valero Energy Corp.	108,064	0.6
		1,022,844	5.4

	Financials: 13.4%
1,890	American Express Co.	145,417	0.8
3,474	Amtrust Financial Services, Inc.	45,648	0.2
3,756	Artisan Partners Asset Management, Inc.	106,295	0.6
1,071	Bank of Hawaii Corp.	83,249	0.4
2,614	BB&T Corp.	108,873	0.6
1,284	CBOE Holdings, Inc.	110,899	0.6
2,570	Chimera Investment Corp.	47,802	0.2
833	Erie Indemnity Co.	98,103	0.5
456	Everest Re Group Ltd.	116,120	0.6
584	Factset Research Systems, Inc.	96,763	0.5
1,409	First American Financial Corp.	61,320	0.3
1,207	Intercontinental Exchange, Inc.	72,649	0.4
3,336	JPMorgan Chase & Co.	274,052	1.4
7,848	MFA Financial, Inc.	65,295	0.3
1,343	Morningstar, Inc.	98,281	0.5
5,196	Old Republic International Corp.	102,777	0.5
908	PNC Financial Services Group, Inc.	107,780	0.6
463	S&P Global, Inc.	66,121	0.3
1,370	T. Rowe Price Group, Inc.	96,503	0.5
1,005	Travelers Cos., Inc.	125,474	0.7
3,274	US Bancorp	166,614	0.9
1,668	Validus Holdings Ltd.	89,071	0.5
5,417	Wells Fargo & Co.	277,025	1.5
		2,562,131	13.4

	Health Care: 12.3%
2,794	AbbVie, Inc.	184,460	1.0
2,426	Baxter International, Inc.	143,886	0.8
711	Becton Dickinson & Co.	134,542	0.7
2,030	Eli Lilly & Co.	161,527	0.8
2,320	Gilead Sciences, Inc.	150,545	0.8
3,187	Johnson & Johnson	408,733	2.1
2,397	Medtronic PLC	202,019	1.1
3,765	Merck & Co., Inc.	245,139	1.3
7,783	Pfizer, Inc.	254,115	1.3
1,118	Quest Diagnostics, Inc.	121,605	0.6
1,320	Resmed, Inc.	93,852	0.5
1,395	UnitedHealth Group, Inc.	244,376	1.3
		2,344,799	12.3

	Industrials: 9.8%
1,003	3M Co.	205,083	1.1
1,076	Boeing Co.	201,890	1.1
1,409	CH Robinson Worldwide, Inc.	94,417	0.5
1,785	Expeditors International Washington, Inc.	95,283	0.5
283	General Dynamics Corp.	57,520	0.3
1,414	Honeywell International, Inc.	188,048	1.0
583	Lockheed Martin Corp.	163,899	0.9
3,894	LSC Communications, Inc.	82,825	0.4
557	Northrop Grumman Corp.	144,386	0.7
899	Raytheon Co.	147,445	0.8
1,793	Republic Services, Inc.	114,053	0.6
1,525	United Parcel Service, Inc. - Class B	161,604	0.8
1,776	Waste Management, Inc.	129,488	0.7
604	Watsco, Inc.	85,236	0.4
		1,871,177	9.8

See Accompanying Notes to Financial Statements

17

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017 (CONTINUED)

		Information Technology: 21.8%
1,344		Accenture PLC	167,288	0.9
1,772		Amdocs Ltd.	114,790	0.6
559		Analog Devices, Inc.	47,940	0.3
5,357		Apple, Inc.	818,335	4.3
1,298		Automatic Data Processing, Inc.	132,876	0.7
2,323		Booz Allen Hamilton Holding Corp.	91,619	0.5
1,614		Broadridge Financial Solutions, Inc. ADR	122,487	0.6
3,058		CA, Inc.	97,153	0.5
7,168		Cisco Systems, Inc.	226,007	1.2
1,443		Fidelity National Information Services, Inc.	123,910	0.7
938		Harris Corp.	105,206	0.6
5,842		HP, Inc.	109,596	0.6
1,283		International Business Machines Corp.	195,824	1.0
6,755		Intel Corp.	243,923	1.3
1,151		Jack Henry & Associates, Inc.	122,248	0.6
1,276		KLA-Tencor Corp.	132,704	0.7
2,544		Maxim Integrated Products	121,603	0.6
4,960		Microsoft Corp.	346,406	1.8
1,236		Motorola Solutions, Inc.	103,293	0.5
4,720		Oracle Corp.	214,241	1.1
1,919		Paychex, Inc.	113,662	0.6
2,086		Texas Instruments, Inc.	172,074	0.9
5,471		Western Union Co.	104,059	0.6
1,835		Xilinx, Inc.	122,413	0.6
			4,149,657	21.8

		Materials: 3.0%
1,842		Bemis Co., Inc.	82,227	0.4
2,506		Dow Chemical Co.	155,272	0.8
1,643		International Paper Co.	86,882	0.5
1,264		Monsanto Co.	148,419	0.8
931		Valspar Corp.	105,193	0.5
			577,993	3.0

		Real Estate: 4.2%
5,571		Apple Hospitality REIT, Inc.	104,289	0.5
4,231		Care Capital Properties, Inc.	111,233	0.6
4,185		Colony NorthStar, Inc.	59,134	0.3
1,228		EPR Properties	87,077	0.5
3,350		Gaming and Leisure Properties, Inc.	122,979	0.6
3,402		Omega Healthcare Investors, Inc.	106,551	0.6
3,587	@	Uniti Group, Inc.	89,711	0.5
1,763		WP Carey, Inc.	115,000	0.6
			795,974	4.2

		Telecommunication Services: 2.6%
7,399		AT&T, Inc.	285,084	1.5
4,097	L	CenturyLink, Inc.	102,220	0.5
2,361		Verizon Communications, Inc.	110,117	0.6
			497,421	2.6
	Utilities: 3.6%
1,520	Consolidated Edison, Inc.	125,841	0.7
736	Duke Energy Corp.	63,061	0.3
2,878	Great Plains Energy, Inc.	82,685	0.4
3,218	PPL Corp.	128,430	0.7
2,664	Southern Co.	134,825	0.7
794	WEC Energy Group, Inc.	49,831	0.3
1,981	Westar Energy, Inc.	104,894	0.5
		689,567	3.6

	Total Common Stock
	(Cost $17,815,997)	18,976,388	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Securities Lending Collateralcc: 0.1%
24,300	Cantor Fitzgerald, Repurchase Agreement dated 05/31/17, 0.81%, due 06/01/17 (Repurchase Amount $24,301, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $24,786, due 06/15/17-03/20/67)
	(Cost $24,300)	24,300	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
103,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.680%††
	(Cost $103,000)	103,000	0.6

	Total Short-Term Investments
	(Cost $127,300)	127,300	0.7

	Total Investments in Securities (Cost $17,943,297)	$19,103,688	100.2
	Liabilities in Excess of Other Assets	(36,292)	(0.2)
	Net Assets	$19,067,396	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2017.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2017.

See Accompanying Notes to Financial Statements

18

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2017 (CONTINUED)

Cost for federal income tax purposes is $17,949,748.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,608,578
Gross Unrealized Depreciation	(454,638)

Net Unrealized Appreciation	$1,153,940

See Accompanying Notes to Financial Statements

19

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 9, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 9, 2017